File No. 033-85592
Filed on: April 30, 2013	File No. 811-08836

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Post-Effective Amendment No.	21	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	40	☒

(Check appropriate box or boxes)

SBL VARIABLE ANNUITY ACCOUNT VIII
(Variflex LS)
(Exact Name of Registrant)

Security Benefit Life Insurance Company
(Name of Depositor)

One Security Benefit Place, Topeka, Kansas 66636-0001
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code:
(785) 438-3000

Name and Address of Agent for Service:
Chris Swickard Associate General Counsel Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636-0001

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☒ on May 1, 2013, pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on May 1, 2013, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Interests in a separate account under individual flexible premium deferred variable annuity contracts.

Prospectus	May 1, 2013

VARIFLEX® VARIABLE ANNUITY

Important Privacy
Notice Included

See Back Cover

Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, Inc.

V6911	32-69114-00 2013/05/01

VARIFLEX LS® VARIABLE ANNUITY

Individual Flexible Purchase Payment
Deferred Variable Annuity Contract

Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Variflex LS Variable Annuity—an individual flexible purchase payment deferred variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account VIII, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the “Underlying Fund”). The Underlying Funds currently available under the Contract are:1

•	American Century VP Ultra®	•	Guggenheim VT StylePlus Large Core (formerly
•	American Century VP Value		Guggenheim VT Large Cap Core)
•	ClearBridge Variable Aggressive Growth (formerly	•	Guggenheim VT StylePlus Large Growth (formerly
	Legg Mason ClearBridge Variable Aggressive		Guggenheim VT Large Cap Concentrated Growth)
	Growth)	•	Guggenheim VT StylePlus Mid Growth (formerly
•	ClearBridge Variable Small Cap Growth (formerly		Guggenheim VT Mid Cap Growth)
	Legg Mason ClearBridge Variable Small Cap	•	Guggenheim VT StylePlus Small Growth (formerly
	Growth)		Guggenheim VT Small Cap Growth)
•	Dreyfus IP Technology Growth	•	Guggenheim VT Total Return Bond (formerly
•	Dreyfus VIF International Value		Guggenheim VT U.S. Intermediate Bond)
•	Guggenheim VT All Cap Value	•	Guggenheim VT U.S. Long Short Momentum
•	Guggenheim VT High Yield	•	Invesco V.I. Comstock (formerly Invesco Van
•	Guggenheim VT Large Cap Value		Kampen V.I. Comstock)
•	Guggenheim VT Managed Asset Allocation	•	Invesco V.I. Equity and Income (formerly Invesco
•	Guggenheim VT Mid Cap Value		Van Kampen V.I. Equity and Income)
•	Guggenheim VT Money Market	•	Invesco V.I. Global Health Care
•	Guggenheim VT MSCI EAFE Equal Weight	•	Invesco V.I. Global Real Estate
•	Guggenheim VT Small Cap Value	•	Invesco V.I. Government Securities
		•	Invesco V.I. International Growth
		•	Invesco V.I. Mid Cap Core Equity

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Summary prospectuses or p rospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain summary prospectuses or prospectuses for the Underlying Funds by contacting the Company at 1-800-888-2461.
The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract will go up and down and you could lose money.

Date:  May 1, 2013

V6911	32-69114-00 2013/05/01

•	Invesco V.I. Mid Cap Growth (formerly Invesco	•	Oppenheimer Main Street Small Cap Fund®/VA
	Van Kampen V.I. Mid Cap Growth)		(formerly Oppenheimer Main Street Small- & Mid-
•	Invesco V.I. Value Opportunities (formerly Invesco		Cap Fund /VA)
	Van Kampen V.I. Value Opportunities)	•	PIMCO VIT All Asset
•	MFS® VIT Research International	•	PIMCO VIT CommodityRealReturn Strategy
•	MFS® VIT Total Return	•	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
•	MFS® VIT Utilities	•	PIMCO VIT Low Duration
•	Neuberger Berman AMT Socially Responsive	•	PIMCO VIT Real Return
		•	Royce Capital Fund – Micro-Cap

1	Subaccounts other than those listed above may still be operational, but not currently offered as investment options under the Contract. See “Closed Subaccount.”

Amounts allocated to the Fixed Account will accrue interest at rates that are paid by the Company as described in “The Fixed Account.” Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.

Amounts that you allocate to Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Option.”

You may return a Contract according to the terms of its Free-Look Right. See “Free-Look Right.”

This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The “Statement of Additional Information,” dated May 1, 2013, which has been filed with the Securities and Exchange Commission (“SEC”) contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page  46 of this Prospectus.

The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Table of Contents

	Page		Page
Definitions	5	Distribution Requirements	22
		Death of the Annuitant	23
Summary	6
Purpose of the Contract	6	Charges and Deductions	23
The Separate Account and		Mortality and Expense Risk Charge	23
the Underlying Funds	6	Administrative Charge	24
Fixed Account	6	Premium Tax Charge	24
Purchase Payments	7	Loan Interest Charge	24
Contract Benefits	7	Other Charges	24
Free-Look Right	7	Variations in Charges	24
Charges and Deductions	7	Underlying Fund Expenses	24
Federal Tax Considerations	8
Tax-Free Exchange	8	Annuity Period	24
Contacting the Company	8	General	24
		Annuity Options	25
Expense Tables	8	Selection of an Option	26
Contract Owner Transaction Expenses	8
Periodic Expenses	8	The Fixed Account	26
Example	9	Interest	27
		Death Benefit	27
Condensed Financial Information	9	Contract Charges	27
		Transfers and Withdrawals
Information About the Company,		from the Fixed Account	27
the Separate Account, and		Payments from the Fixed Account	28
the Underlying Funds	9
Security Benefit Life Insurance Company	9	More About the Contract	28
Published Ratings	10	Ownership	28
Separate Account	10	Designation and Change of Beneficiary	28
Underlying Funds	10	Dividends	29
Services and Administration	12	Payments from the Separate Account	29
		Proof of Age and Survival	29
The Contract	12	Misstatements	29
		Loans	29
General	12
		Restrictions on Withdrawals
Important Information About Your
		from Qualified Plans	31
Benefits Under the Contract	13
		Restrictions Under the Texas
Application for a Contract	13
		Optional Retirement Program	32
Purchase Payments	13
Allocation of Purchase Payments	14
Dollar Cost Averaging Option	14	Federal Tax Matters	32
Asset Reallocation Option	15	Introduction	32
Transfers of Contract Value	16	Tax Status of Security Benefit
Contract Value	19	and the Separate Account	32
Determination of Contract Value	19	Income Taxation of Annuities in General—
Cut-Off Times	20	Non-Qualified Plans	33
Full and Partial Withdrawals	20	Additional Considerations	34
Systematic Withdrawals	21	Qualified Plans	35
Free-Look Right	21	Other Tax Considerations	40
Death Benefit	21

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	Page		Page
Other Information	41	Performance Information	45
Voting of Underlying Fund Shares	41
Closed Subaccount	41	Additional Information	46
Substitution of Investments	41	Registration Statement	46
Changes to Comply with Law and Amendments ..	42	Financial Statements	46
Reports to Owners	42
Electronic Privileges	43	Table of Contents for Statement
State Variations	43	of Additional Information	46
Legal Proceedings	43
Sale of the Contract	43	Objectives for Underlying Funds	46
Legal Matters	45
		Appendix A – Condensed Financial Information

You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or to which we have referred you. We have not authorized anyone to provide you with information that is different.

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Definitions

Various terms commonly used in this Prospectus are defined as follows:

Accumulation Period — The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when you terminate the Contract, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

Administrative Office — The Annuity Administration Department of Security Benefit, P.O. Box 750497, Topeka, Kansas 66675-0497.

Accumulation Unit — A unit of measure used to calculate Contract Value.

Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.

Annuity — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.

Annuity Start Date — The date when annuity payments are to begin.

Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month.

Contract Date — The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

Contract Debt — The unpaid loan balance including accrued loan interest.

Contractowner or Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

Contract Value — The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

Contract Year — Each twelve-month period measured from the Contract Date.

Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner, the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s Estate.

Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.

General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

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Guaranteed Rate — The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

Purchase Payment — An amount paid to the Company as consideration for the Contract.

Separate Account — The SBL Variable Annuity Account VIII. A separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

Subaccount — A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt and any uncollected premium taxes.

Summary

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relate to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under “The Fixed Account” and also described in the Contract.

Purpose of the Contract — The individual flexible purchase payment deferred variable annuity contract (“Contract”) described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

You may purchase the Contract as a non-tax qualified retirement plan for an individual (“Non-Qualified Plan”). You may also purchase the Contract on an individual basis in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended. These plans are sometimes referred to in this Prospectus as “Qualified Plans.”

For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

The Separate Account and the Underlying Funds — The Separate Account is divided into accounts referred to as Subaccounts. See “Separate Account.” Each Subaccount invests exclusively in shares of a corresponding Underlying Fund.

You may allocate all or a part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

Fixed Account — You may allocate all or a part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company, which may not be less than the Guaranteed Rate. See “The Fixed Account.”

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Purchase Payments — The minimum initial Purchase Payment is $25,000 ($25 for employees of The Texas A&M system). Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $1,000 ($25 for employees of The Texas A&M system). See “Purchase Payments.”

Contract Benefits — You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in “The Contract” and “The Fixed Account.”

At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals from Contract Value, subject to certain restrictions described in “The Fixed Account.” See “Full and Partial Withdrawals” and “Federal Tax Matters” for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59½.

The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See “Death Benefit” for more information. The Contract provides for several Annuity Options on a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See “Annuity Period.”

Free-Look Right — You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account plus the Contract Value in the Subaccounts plus any charges deducted from Contract Value in the Subaccounts.

Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Contract Value, plus any charges deducted from such Contract Value.

Charges and Deductions — The Company does not deduct a sales load from Purchase Payments before allocating them to the Contract Value and no surrender charge is assessed upon withdrawal or surrender of a Contract. Certain charges will be deducted in connection with the Contract as described below.

Mortality and Expense Risk Charge. The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.25% of each Subaccount’s average daily net assets. This charge is also deducted during the Annuity Period. See “Mortality and Expense Risk Charge.”

Administrative Charge. The Company deducts a daily administrative charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The Company does not assess the administrative charge against Contract Value which is applied under Annuity Options 1-4. See “Administrative Charge.”

Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on annuitization or upon full withdrawal (including a systematic withdrawal) if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See “Premium Tax Charge.”

Loan Interest Charge. The Company charges an effective annual interest rate on a loan equal to 5.5%. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited. Thus, the net cost of a loan is 2.5%.

Other Expenses. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees. For a description of these charges and expenses, see the summary prospectus or p rospectus for each Underlying Fund.

The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs

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under the Contract. No such charge is currently assessed. See “Tax Status of Security Benefit and the Separate Account” and “Charge for Security Benefit Taxes.”

Federal Tax Considerations — All or part of any distribution, including an actual distribution of funds such as a surrender or annuity payment and a pledge or assignment of a contract, is generally taxable as ordinary income, and, in addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “Federal Tax Matters.”)

Tax-Free Exchanges — You can generally exchange one contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax on your old contract, including a possible penalty tax, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

The Internal Revenue Service has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the contract within one year of the exchange. Please see your tax advisor for further information.

Contacting the Company — You should direct all written requests, notices, and forms required by the Contract and any questions or inquiries to Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3112 or 1-800-888-2461.

Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

Contract Owner Transaction Expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes (which currently range from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See “Mortality and Expense Risk Charge.”

Sales Load on Purchase Payments	None
Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Fee (per transfer)	None
Periodic Expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Net Loan Interest Charge1	2.50%
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge	1.25%
Annual Administrative Charge	0.15%
Total Separate Account Annual Expenses	1.40%
1 The net loan cost equals the difference between the amount of interest the Company charges you for a loan, 5.5%, and the amount of interest the Company credits to the Loan Account, which is 3.0%.

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The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in its prospectus.

	Minimum	Maximum
Gross Annual Underlying Fund Operating Expenses1	0.65%	2.23%
1     Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the one-year period ended December 31, 2012, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the  one-year period ended December 31, 2012.

Example — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, separate account annual expenses and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Based on Maximum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
Whether or not you surrender or annuitize your Contract at the end of the applicable time period	$365	$1,112	$1,878	$3,889

Based on Minimum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
Whether or not you surrender or annuitize your Contract at the end of the applicable time period	$208	$643	$1,103	$2,379

Condensed Financial Information

Condensed Financial Information appears in Appendix A of this Prospectus.

Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998 The Company is a wholly owned subsidiary of Security Benefit Corporation and is ultimately controlled by Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2012, the Company had total assets of approximately $15.7 billion.

The Principal Underwriter for the Contracts is Security Distributors, Inc. (“SDI”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC.

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Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Separate Account — The Company established the Separate Account under Kansas law on September 12, 1994. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under the contracts may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent, the contracts so provide. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. Such Separate Account assets are not subject to claims of the Company’s creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities, or investment vehicles. See “Substitution of Investments.”

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

Underlying Funds — Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.

Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts

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for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.

A list of each Underlying Fund, its share class, if applicable, its investment objective, and its investment adviser is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

Summary prospectuses or p rospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain summary prospectuses or prospectuses for the Underlying Funds by contacting the Company.

Certain Payments the Company and its Affiliates Receive w ith Regard to the Underlying Funds. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing and administering the Contract and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.

12b-1 Fees. The Company and/or its subsidiary, Security Distributors, Inc. (“SDI”), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds, that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds’ investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.

Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.

Other Payments. An Underlying Fund’s adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

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Total Payments. Currently, the Company and its affiliates, including SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangement with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.

Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with se2, inc. (“se2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2 provides certain business process outsourcing services with respect to the Contracts. se2, inc. may engage other service providers to provide certain administrative functions. se2 is an affiliate of the Company.

The Contract

General — The Company issues the Contract offered by this Prospectus. It is an individual flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options on a variable basis, a fixed basis or both beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

The Contract is available for purchase by an individual as a non-tax qualified retirement plan (“Non-Qualified Plan”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) pension, profit-sharing and 401(k) plans established by an employer for the benefit of its employees under Section 401, including self-employed individuals’ retirement plans (sometimes called HR-10 and Keogh plans), (2) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan, under Section 408, (3) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (4) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

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Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.

Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the death benefit) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.

Financial Statements. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1-800-888-2461. You also may obtain our most recent annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

The maximum age of an Owner or Annuitant for which a Contract will be issued is 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $25,000 ($25 for employees of The Texas A&M system). Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $1,000 ($25 for employees of The Texas A&M system). The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is also $1,000. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative’s broker-dealer. If

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the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Automatic Investment Program will be accepted by the Company. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.

If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.

Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than 1% of any payment being allocated to any one Subaccount or the Fixed Account. The allocations must be whole percentages and must total 100%. Available allocation alternatives include the Subaccounts and the Fixed Account.

You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”

Dollar Cost Averaging Option — Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or

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the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

After the Company has received a Dollar Cost Averaging Request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify, or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”

You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, the Subaccount has been depleted, or the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Administrative Office. The Company requires that you wait at least one month if transfers were made on a monthly basis, or one quarter if transfers were made on a quarterly, semiannual or annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.

You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “The Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.

Asset Reallocation Option — Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

To elect this option an Asset Reallocation Request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

Upon receipt of the Asset Reallocation Request, the Company will effect a transfer among the Subaccounts based upon the percentages you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”

You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. The Asset Reallocation Option will terminate automatically if a transfer is made to, or from, any Subaccount included in the allocation selected by the Contractowner. In that event, the Contract Value in the Subaccounts that has not been

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transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for, the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.

Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option Program, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.

Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company’s Administrative Office. The minimum transfer amount is $1,000 or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

You may also transfer Contract Value from the Subaccounts to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”

The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.”

The Company generally does not limit the frequency of transfers, although the Company reserves the right to limit the number of transfers to 14 in a Contract Year. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

●	the total dollar amount being transferred;

●	the number of transfers you made within a period of calendar days;

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●	transfers to and from (or from and to) the same Subaccount;

●	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

●	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.

If you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only to Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. We included transfers made during the 30 or 60 day period prior to May 1, 201 3 when enforcing this policy. For example, if you transferred money out of the Guggenheim VT Mid Cap Value subaccount on April 16, 2013, the 30 day restriction began on April 17, 201 3 and ended on May 16, 2013, which means you could transfer back into the Guggenheim VT Mid Cap Value Subaccount on May 17, 2013. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.

Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century VP Ultra®, American Century VP Value	30 days
ClearBridge Variable Aggressive Growth, ClearBridge Variable Small Cap Growth	30 days
Dreyfus IP Technology Growth, Dreyfus VIF International Value	60 Days
Guggenheim VT All Cap Value, Guggenheim VT High Yield, Guggenheim VT Large Cap Value, Guggenheim VT Managed Asset Allocation, Guggenheim VT Mid Cap Value, Guggenheim VT MSCI EAFE Equal Weight, Guggenheim VT Small Cap Value, Guggenheim VT StylePlus Large Core, Guggenheim VT StylePlus Large Growth, Guggenheim VT StylePlus Mid Growth, Guggenheim VT StylePlus Small Growth, Guggenheim VT Total Return Bond, Guggenheim VT U.S. Long Short Momentum
30 days
Guggenheim VT Money Market	Unlimited
Invesco V.I. Comstock, Invesco V.I. Equity and Income, Invesco V.I. Global Health Care, Invesco V.I. Global Real Estate, Invesco V.I. Government Securities, Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Invesco V.I. Mid Cap Growth, Invesco V.I. Value Opportunities
30 days
MFS® VIT Research International, MFS® VIT Total Return, MFS® VIT Utilities	30 days
Neuberger Berman AMT Socially Responsive	30 days
Oppenheimer Main Street Small Cap Fund®/VA	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return	30 days
Royce Capital Fund - Micro-Cap	30 days

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In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The summary prospectuses or prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

      You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company’s ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Guggenheim VT Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying

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Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value,” below. Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

Determination of Contract Value — The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which you have allocated Contract Value, the interest credited to the Fixed Account, payment of Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals (including systematic withdrawals), and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

In addition, other transactions, such as loans, full or partial withdrawals (including systematic withdrawals), transfers, and assessment of certain charges against the Contract, affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.

The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract, and (5) the administrative charge under the Contract.

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Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the “cut-off time”). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.

Full and Partial Withdrawals — A Contractowner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to restrictions on partial withdrawals of Contract Value from the Fixed Account, limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5 and 6. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” A proper Withdrawal Request form must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Premium Tax Charge.”

The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000 for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or a part of the Contract for another investment be made upon a transfer form provided by the Company, which is available upon request.

A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for at least $1,000, except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request, less any applicable premium tax charge. Any premium tax charge on partial withdrawals will be deducted from the requested payment amount. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, the Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such premium tax charge in addition to the payment amount. See “Premium Tax Charge.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $5,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $5,000.

The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account according to the Contractowner’s instructions to the Company. If a Contractowner does not specify the allocation, the Company will deduct the withdrawal from the Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

A full or partial withdrawal, including a systematic withdrawal, may result in the receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403(b), 408 or

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457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”

Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contractowner may elect to receive systematic withdrawals before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or as based upon the life expectancy of the Owner or the Owner and a beneficiary. A Contractowner may also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Contractowner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium tax.

If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.

In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.

The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated from the Contractowner’s Contract Value in the Subaccounts and the Fixed Account, as directed by the Contractowner. If a Contractowner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. Systematic withdrawals from Contract Value allocated to the Fixed Account must provide for payments over a period of not fewer than 36 months as described under “The Fixed Account.” You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans”, “Restrictions under the Texas Optional Retirement Program” and “Federal Tax Matters.”

Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. The Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account, plus the Contract Value in the Subaccounts, plus any charges deducted from Contract Value in the Subaccounts.

Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Contract Value, plus any charges deducted from such Contract Value.

Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

If the Owner dies prior to the Annuity Start Date, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and

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instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner prior to the Annuity Start Date and instructions regarding payment.

If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See “Annuity Options.”

The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt and any uncollected premium taxes. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or less on the date the Contract was issued, the amount of the death benefit will be the greatest of:

●	The sum of all Purchase Payments, less any reductions caused by previous withdrawals,

●	The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or

●	The stepped-up death benefit.

The stepped-up death benefit is: (1) the largest death benefit on any Contract anniversary that is both an exact multiple of five and occurs prior to the oldest Owner attaining age 76, plus (2) any Purchase Payments made since the applicable fifth year anniversary, less (3) any reductions caused by previous withdrawals since the applicable fifth year anniversary.

If an Owner dies during the Accumulation Period and the age of any Owner was 76 or greater on the date the Contract was issued, or if due proof of death (regardless of the age of any Owner on the date the Contract was issued) and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office.

The death benefit for Contracts issued in Florida is different than the death benefit described above. For Contracts issued in Florida, the death benefit, regardless of the age at issue, is the greater of (1) the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company at its Administrative Office, or (2) the total Purchase Payments received less any reductions caused by previous withdrawals. However, if due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office.

The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as directed by the Owner or as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” for a discussion of the tax consequences in the event of death.

Please note that any death benefit payment we make in excess of Contract Value is subject to our financial strength and claims-paying ability.

       Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown

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on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means at our Administrative Office.

Distribution Requirements — For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds.

Any rules permitting a spouse to continue the Contract upon the death of an owner are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage   Act (“DOMA”) does not recognize same sex marriages or civil unions, even those which are permitted under individual state laws. Recently, however, several U.S. Courts of Appeals and U.S. District Courts held DOMA to be unconstitutional, and the Supreme Court is hearing a case on DOMA in 2013.  Therefore, it is uncertain currently as to whether the spousal continuation provisions of the Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

Charges and Deductions

Mortality and Expense Risk Charge — The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contracts. The charge is equal to an annual rate of 1.25% of each Subaccount’s average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and in operating the Subaccounts. This charge is also deducted during the Annuity Period.

The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses.

The Company pays sales commissions to broker-dealers and other expenses associated with the promotion and sales of the Contracts. Certain charges under the Contract, including any profits realized from the mortality and expense risk charge, are designed to reimburse the Company for these costs. See “Sale of the Contract.”

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Administrative Charge — The Company deducts a daily administrative charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The administrative charge is not assessed against Contract Value which has been applied under Annuity Options 1 through 4. The purpose of this charge is to reimburse the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts. The Company does not expect to profit from this charge.

Premium Tax Charge — Various states and municipalities impose a tax on premiums received by insurance companies on annuity contracts. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company generally deducts this charge upon the Annuity Start Date or upon full withdrawal if a premium tax was incurred and is not refundable. Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

Loan Interest Charge — The Company charges an effective annual interest rate on a loan equal to 5.5%. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%.The net cost of a loan is the interest rate charged by the Company less the interest rate credited. Thus, the net cost of a loan is 2.5%.

Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, the operations of the Company with respect to the Contracts, or payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See “Tax Status of Security Benefit and the Separate Account” and “Charge for Security Benefit Taxes.”

Variations in Charges — The Company may reduce or waive the amount of the administrative charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or the amounts of projected Purchase Payments.

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the first annual Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract Anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the

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Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes and any outstanding Contract Debt.

The Contracts provide for six Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option, which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 10 years under Option 2.

You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.

You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.

Once annuity payments have commenced under Annuity Options 1 through 4, an Annuitant or Owner cannot change the Annuity Option, make partial withdrawals or surrender his or her annuity and receive a lump-sum settlement in lieu thereof. Under Annuity Options 5 and 6, an Owner may make full and partial withdrawals of Contract Value (other than systematic withdrawals) after the Annuity Start Date, subject to any applicable premium tax charge.

The Contract specifies annuity tables for Annuity Options 1 through 4 described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.

Annuity Options —

Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurs prior to the due date of the second annuity payment, two if death occurs prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant, regardless of the number of payments received.

Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5,10,15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

Option 3 — Life with Installment Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

Option 4 — Joint and Last Survivor. Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants die prior to the second annuity payment due date, two if both die prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving annuitant, regardless of the number of payments received.

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Option 5 — Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected, by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until the amount applied and interest thereon are exhausted, with the guarantee that if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4 are based on an “assumed interest rate” of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase, and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment, but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

Selection of an Option — You should carefully review the Annuity Options with your financial or tax advisers. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70½. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70½, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant’s spouse and is more than ten years younger than the Annuitant.

For Non-Qualified Plans, the Company does not allow annuity payments to be deferred beyond the Annuitant’s 95th birthday.

The Fixed Account

You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”

Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to its financial strength and claims-paying ability.

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Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum (“Guaranteed Rate”). The Guaranteed Rate accrues daily at an annual effective rate of 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Company may, in its sole discretion, anticipate changing the Current Rate from time to time. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, in effect on the day of the new Guarantee Period.

Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, withdrawals, loans, or transfers from the Fixed Account will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period; and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”

If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”

Contract Charges — Premium taxes will be the same for Contractowners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charges for mortality and expense risks and the administrative charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Fund to the extent the Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations.

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Transfers from the Fixed Account are allowed only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the transfer is effected, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $1,000 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to waive or limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers, and to limit the amount that may be subject to transfers and the amount remaining in an account after a transfer.

If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options and any systematic withdrawals from the Fixed Account will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging, Asset Reallocation or systematic withdrawals from the Fixed Account by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging or systematic withdrawal option is cancelled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary (or semiannual or annual anniversary in the case of systematic withdrawals) that corresponds to the period selected in establishing the option.

You may also make full withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. A Contractowner may make a partial withdrawal from the Fixed Account only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals and (3) once per Contract Year in an amount equal to the greater of $5,000 or 10% of the Contract Value in the Fixed Account at the time of the partial withdrawal. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. Systematic withdrawals from Contract Value allocated to the Fixed Account must provide for payments over a period of not fewer than 36 months. Any change in the type, frequency or amount of Systematic Withdrawals from the Fixed Account requires that a new 36 month period be started. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Contractowners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if permitted under the terms of the Qualified Plan. See “Loans.”

Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

More About the Contract

Ownership — The Contractowner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation referred to herein as “Non-Natural Persons.” See “Federal Tax Matters.”

Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the

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Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner during the Accumulation Period. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date the form is signed, subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Many Qualified Plans do not allow the designation of any primary beneficiary except a spouse unless the spouse consents and the consent is witnessed by a plan representative or a Notary Public.

Dividends — The Contract may share in the surplus earnings of the Company. However, the current dividend scale is zero and the Company does not anticipate that dividends will be paid. Certain states will not permit the Contract to be issued as a dividend-paying policy.

Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals) benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper written request is received at the Company’s Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

●	During which the NYSE is closed, other than customary weekend and holiday closings,

●	During which trading on the NYSE is restricted as determined by the SEC,

●
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

●	For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Guggenheim VT Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Guggenheim VT Money Market Subaccount until the Fund is liquidated.

Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.

Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as

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the only security for the loan. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or programs. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid while the Owner is living and prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA) . For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer’s Plan or program for any additional loan restrictions.

When an eligible Contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the “Loan Account.” Amounts allocated to the Loan Account earn an annual effective rate of interest equal to 3%, In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate under Fixed Account.

Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be equal to 5.5%. Because the Contract Value maintained in the Loan Account (which will earn 3.0 % on an annual basis) will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2.5%.

Loans must be repaid within five years, unless the loan is to be used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

If you do not make any required loan payment within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, your total outstanding loan balance will be deemed to be in default for tax reporting purposes. The entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by the IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has gone into default, regularly scheduled payments will not be accepted. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59½. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the Withdrawal Value. The proceeds from the Contract will be used to repay the debt. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In

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addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

You should consult with your tax adviser on the effect of a loan.

Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Contractowners should contact their agent concerning availability of loans in their state.

Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”

Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to your contributions made after December 31, 1988 under a salary reduction agreement begin only after you (i) reach age 59½, (ii) have a severance from employment, (iii) die, (iv) become disabled, or (v) incur a hardship. Furthermore, we may not distribute to you on account of hardship gains accrued after December 31, 1988 attributable to your contributions. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure, that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

If you own a Contract purchased as a Section 403(b) tax-sheltered annuity contract, you will not be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to your contributions under a salary reduction agreement or any gains credited to your Contract after December 31, 1988 unless one of the conditions above has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to your December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. You may be able to transfer your Contract’s Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.

Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions from that may also be followed for your contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters” below.

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts

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you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Restrictions Under the Texas Optional Retirement Program — If you are a participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Education Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your contract.

Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving a Contract. In addition, as provided in IRS regulations, we inform you that this material is not intended and cannot be referred to or used (1) to avoid tax penalties, or (2) to promote, sell or recommend any tax plan or arrangement.

Tax Status of Security Benefit and the Separate Account —

General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

Charge for Security Benefit Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or the operations of the Company with respect to the Contracts, or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.

Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than

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70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of Section 817(h).

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.

Income Taxation of Annuities in General—Non-Qualified Plans — Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons” and “Diversification Standards.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

Surrenders or Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

Surrenders or Withdrawals on or after the Annuity Start Date. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for

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the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancy) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Additional Considerations —

Distribution-at-Death Rules. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any Owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the Owner’s interest will be distributed at least as quickly as the method in effect on the Owner’s death; and (b) if any Owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a Designated Beneficiary, must be annuitized over the life of that Designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, commencing within one year after the date of death of the Owner. If the sole Designated Beneficiary is the spouse of the deceased Owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as Owner.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act (“DOMA”) currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Recently, however, several U.S. Court of Appeals and U.S. District Courts held DOMA to be unconstitutional, and the Supreme Court is expected to hear a case on DOMA in 2013. Therefore, it is currently uncertain as to whether the spousal continuation provisions of the Contract will be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

Generally, for purposes of determining when distributions must begin under the foregoing rules, where an Owner is not an individual, the primary annuitant is considered the Owner. In that case, a change in the primary annuitant will be treated as the death of the Owner. Finally, in the case of Joint Owners, the distribution-at-death rules will be applied by treating the death of the first Owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased Owner’s spouse.

Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a Qualified Plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated

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as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.

Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 401, 402A, 403(b), 408, 408A or 457 of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the ERISA. Consequently, a Contractowner’s beneficiary designation or elected payment option may not be enforceable.

The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

Section 401. Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with Section 401 may permit the purchase of Contracts to provide benefits thereunder.

In order for a retirement plan to be “qualified” under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of “highly compensated”

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employees; (iii) provide contributions or benefits that do not exceed certain limitations; (iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits; (vii) have a written plan document that complies with all the requirements of Code Section 401; and (viii) comply with numerous other qualification requirements.

A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are normally not subject to tax on employer contributions until such amounts are actually distributed from the plan. Certain accounts in a 401(k) plan that allow “Roth” contributions are subject to tax when made. However, income earned on those after-tax Roth contributions can be distributed free from any federal income tax in a “qualified distribution.” Other plans, rarely seen in recent years, provide or once provided for contributions that are made on an after-tax basis. For these and other 401(a) plans, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

Each employee’s interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70½, or retires (“required beginning date”). The required beginning date for 5% owners is April 1 of the calendar year following the year in which the owner attains age 70½. Periodic distributions must be made, beginning by the required beginning date, in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service.

If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed to a designated beneficiary before the close of the calendar year following the year of the employee’s death and be made in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service. If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 70½. If there is no designated beneficiary, or if delayed distributions are elected by the designated beneficiary, the entire account must be distributed by the end of the fifth full calendar year following the employee’s death.

Annuity payments distributed from a retirement plan qualified under Code Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee’s investment. The portion so excluded is determined by dividing the employee’s investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee’s investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his or her entire investment, the unrecovered investment will be allowed as a deduction on the employee’s final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable as ordinary income.

A “lump-sum” distribution from a retirement plan qualified under Code Section 401 may be eligible for favorable tax treatment by certain individuals. A “lump-sum” distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee’s death, (ii) after the employee attains age 59½, (iii) on account of the employee’s termination of employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).

As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee’s investment, if any, which is recovered tax-free. However, ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.

Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”

Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.

Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Section 403(b) annuities are generally subject to minimum

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distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See “Section 401.”

A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.

A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.

Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”

If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to this Contract in most states.

Unlike regular or “traditional” 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.

Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts. If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. See “Section 403(b).”

Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”

Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs.”

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IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $5,500 (for 2013).

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of the IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($ 95,000 for a married couple filing a joint return and $ 59,000 for a single taxpayer in 2013 ). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $ 178,000 and $188,000 (for 2013). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the Contractowner reaches age 70½—the Contractowner’s retirement date, if any, will not affect his or her required beginning date. See “Section 401.” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution which bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.

Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”

Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $ 112,000 to $ 127,000 in adjusted gross income for 2013 ($ 178,000 to $ 188,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.

Regular contributions to a Roth IRA are not deductible and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner’s lifetime. Generally, however, the amount in a remaining Roth IRA after the Contractowner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary or if the beneficiary elects to delay distribution, the amount must be distributed by the end of the fifth full calendar year after death of the Contractowner.

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Section 457. Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments, such as schools, as well as tax-exempt organizations to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.

Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment in the case of a tax-exempt employer sponsor, all amounts deferred under the plan, and any income thereon, remain solely the property of the employer and subject to the claims of its general creditors until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or a custodial account or an annuity contract) for the exclusive benefit of plan participants. A Section 457 plan must not permit the distribution of a participant’s benefits until the participant attains age 70½, terminates employment or incurs an “unforeseeable emergency.”

Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See “Section 401.” Since under a Section 457 plan contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan for a tax-exempt employer, are not eligible for tax-free rollovers. Distributions from a governmental Section 457 plan may be rolled over to another eligible retirement plan including, an IRA.

Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the individual’s gross income until some future time.

If any portion of the balance to the credit of a participant in a 401, 403(b) or governmental 457 plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, required minimum distributions, death distributions (except to a surviving spouse) and certain corrective distributions will not qualify as eligible rollover distributions. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be a retirement plan qualified under Code Section 401, a Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover.

For a Roth 401(k) or 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 401(k) to a Roth 401(k), but not a Roth 403(b)) to a Roth 401(k). Anyone attempting to rollover Roth 401(k) or 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.

A 401, 403(b) or governmental 457 plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

Tax Penalties. Premature Distribution Tax. Distributions from a 401 or 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and which, for Qualified Plans other than IRAs, begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. In addition, the 10% penalty tax is generally not applicable to distributions from a Section 457 plan. There are two additional exceptions to the 10% penalty tax on withdrawals from IRA’s before

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age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.”

Minimum Distribution Tax. If the amount distributed from a 401, 403(b) or governmental 457 plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

Withholding. Periodic distributions (e.g., annuities and installment payments) from a 401, 403(b) or 457 plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

Eligible rollover distributions from a Qualified Plan (other than IRAs and tax-exempt entity Section 457 plans) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

Other Tax Considerations —

Federal Estate , Gift, and Generation-Skipping Transfer Tax. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a “generations skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2013, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $ 5,250,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax will be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

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Annuity Purchases by Residents of Puerto Rico. The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.

Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

      It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

Closed Subaccount — Effective October 3, 2008, the Guggenheim VT Alpha Opportunity Subaccount is not available for the allocation of Purchase Payments or the transfer of Contract Value until further notice. Transfers of Contract Value include transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Programs (collectively referred to as “Automatic Investment Program”). If you had Contract Value in the Guggenheim VT Alpha Opportunity Subaccount on October 3, 2008, however, your Contract Value will remain invested in the Subaccount until you make a transfer or withdrawal out of the Subaccount.

In the event that we receive a request on or after October 3, 2008 to allocate to the Guggenheim VT Alpha Opportunity Subaccount, we currently anticipate we will handle those transactions as follows:

New Applications. If we receive an application for a Contract with an allocation to the Guggenheim VT Alpha Opportunity Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. If the applicant does not provide us with revised instructions within five Valuation Days after the Valuation Date on which we first received the initial Purchase Payment, we will return the application and initial Purchase Payment, unless the applicant consents to us retaining the initial Purchase Payment until further instructions are provided.

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Existing Contracts. If we receive a Purchase Payment for an existing Contract with an allocation to the Guggenheim VT Alpha Opportunity Subaccount, we will allocate the applicable portion of the payment to the Guggenheim VT Money Market Subaccount (including cases in which an Extra Credit Rider is in effect). If you had in effect an automatic allocation to the Guggenheim VT Alpha Opportunity Subaccount pursuant to an Automatic Investment Program, those automatic transactions were terminated effective as of the close of business on October 3, 2008. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Guggenheim VT Alpha Opportunity Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to the Guggenheim VT Alpha Opportunity Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

Substitution of Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

In connection with a substitution of any shares attributable to an Owner’s interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. The Company also reserves the right to limit the amount and frequency of subsequent Purchase Payments.

Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year and indicating the Contract Value as of the end of the year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send out confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a

42

quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

You will also receive an annual and semiannual report containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of each Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company’s Administrative Office, you may: (1) request a transfer of Contract Value and make changes to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Reallocation option, on your behalf.

Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, nor any of its affiliates, nor any Underlying Fund will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such requests in accordance with its procedures. As a result of this policy on telephone requests, you may bear the risk of loss arising from the telephone transfer privileges. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

State Variations — The Prospectus and Statement of Additional Information describe all material terms and features of the Contract. Certain non-material provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders may not be available, because of legal restrictions in your state. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its riders, if any, contact the Company’s Administrative Office.

Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. (“SDI”) is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDI’s ability to perform its contract with the Separate Account.

Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

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Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, Security Distributors, Inc. (“SDI”), for the distribution and sale of the Contract. SDI’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.

SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2012, 201 1, and 2010, the amounts paid to SDI in connection with all variable annuity contracts sold through the Separate Account were $ 1,136,040, $ 791,134, and $391,487, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDI’s management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI’s ongoing operations.

Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 3% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 1% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered

44

representatives; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.

The following list sets forth the names of Selling Broker-Dealers that received additional compensation from the Company in 201 2 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract): OFG Financial Services, Inc., PlanMember Securities Corporation, Lincoln Investment Planning, Inc., Legend Equities Corporation, TransAmerica Financial Advisors, Inc., GWN Securities, Inc., KMS Financial Services, Inc., Support Services Financial Advisors, Inc., Silver Oak Securities, Inc., Centaurus Financial, Inc., Investacorp, Inc., American Portfolios Financial Services, Inc.

These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company’s authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law.

Performance Information

Performance information for the Subaccounts, including the yield and effective yield of the Guggenheim VT Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in advertisements, reports, and promotional literature to current or prospective Owners.

Current yield for the Guggenheim VT Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then “annualized” (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). “Effective yield” for the Guggenheim VT Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Guggenheim VT Money Market Subaccount yields may also become extremely low and possibly negative.

For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for a Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), will reflect the deduction of the administrative charge and the mortality and expense risk charge and may simultaneously be shown for other periods.

Although the Contracts were not available for purchase until April 4, 1995, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Funds in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a

45

description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

Additional Information

Registration Statement — A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of the SEC’s prescribed fees and may also be obtained from the SEC’s web site (http://www.sec.gov).

Financial Statements — The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 201 2 and 201 1 , and for each of the three years in the period ended December 31, 201 2 , and the financial statements of Variable Annuity Account VIII at December 31, 201 2 , and for each of the specified periods ended December 31, 201 2 and 201 1 are included in the Statement of Additional Information.

Table of Contents for Statement of Additional Information

The Statement of Additional Information for the Variflex LS Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company’s toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
Safekeeping of Assets

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
Section 401
Section 403(b)
Roth 403(b)
Sections 408 and 408A
Section 457

PERFORMANCE INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

Objectives for Underlying Funds

There is no guarantee that any Underlying Fund will meet its investment objective.

More detailed information regarding the investment objectives, strategies, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund prospectus. Prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus.

NOTE: If you received a summary prospectus for an Underlying Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Underlying Fund prospectus.

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Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
American Century VP Ultra®	Class II	The investment seeks long-term capital growth.	American Century Investment Management, Inc.
American Century VP Value	Class II	The investment seeks long-term capital growth; income is a secondary consideration.	American Century Investment Management, Inc.
ClearBridge Variable Aggressive Growth	Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC (Investment Adviser) ClearBridge Investments, LLC (Sub-Adviser)
ClearBridge Variable Small Cap Growth	Class I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC (Investment Adviser) ClearBridge Investments, LLC (Sub-Adviser)
Dreyfus IP Technology Growth	Service	Seeks capital appreciation.	The Dreyfus Corporation
Dreyfus VIF International Value	Service	Seeks long-term capital growth.	The Dreyfus Corporation
Guggenheim VT All Cap Value	N/A	Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VT Alpha Opportunity	N/A	The investment seeks long-term growth of capital.	Guggenheim Investments Mainstream Investment Advisers, LLC (Sub-Adviser)
Guggenheim VT High Yield	N/A	The investment seeks high current income; capital appreciation is a secondary objective.	Guggenheim Investments
Guggenheim VT Large Cap Value	N/A	The investment seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VT Managed Asset Allocation	N/A	The investment seeks to provide growth of capital and, secondarily, preservation of capital.	Guggenheim Investments
Guggenheim VT Mid Cap Value	N/A	The investment seeks long-term growth of capital	Guggenheim Investments
Guggenheim VT Money Market	N/A	The investment seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.	Guggenheim Investments
Guggenheim VT MSCI EAFE Equal Weight	N/A	The investment seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index.	Guggenheim Investments
Guggenheim VT Small Cap Value	N/A	The investment seeks long -term capital appreciation.	Guggenheim Investments
Guggenheim VT StylePlus Large Core	N/A	The investment seeks long-term growth of capital. The investment seeks to exceed the total return of the S&P 500 Index.	Guggenheim Investments

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Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
Guggenheim VT StylePlus Large Growth	N/A	The investment seeks long-term growth of capital. The investment seeks to exceed the total return of the Russell 1000 Growth Index.	Guggenheim Investments
Guggenheim VT StylePlus Mid Growth	N/A	The investment seeks long-term growth of capital. The investment seeks to exceed the total return of the Russell Mid Cap Growth Index.	Guggenheim Investments
Guggenheim VT StylePlus Small Growth	N/A	The investment seeks long-term growth of capital. The investment seeks to exceed the total return of the Russell 2000 Growth Index.	Guggenheim Investments
Guggenheim VT Total Return Bond	N/A	The investment seeks to provide total return, comprised of current income and capital appreciation.	Guggenheim Investments
Guggenheim VT U.S. Long Short Momentum	N/A	The investment seeks long-term capital appreciation.	Guggenheim Investments
Invesco V.I. Comstock	Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco V.I. Equity and Income	Series II	Seeks both capital appreciation and current income.	Invesco Advisers, Inc.
Invesco V.I. Global Health Care	Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate	Series I	Seeks total return through growth of capital and current income.	Invesco Advisers, Inc. (Investment Adviser) Invesco Asset Management Limited (Sub-Adviser)
Invesco V.I. Government Securities	Series II	Seeks total return, comprised of current income and capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. International Growth	Series II	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity	Series II	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth	Series II	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Value Opportunities	Series II	Seeks long-term growth of capital.	Invesco Advisers, Inc.

MFS® VIT Research International	Service	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® VIT Total Return	Service	Seeks total return.	Massachusetts Financial Services Company
MFS® VIT Utilities	Service	Seeks total return.	Massachusetts Financial Services Company
Neuberger Berman AMT Socially Responsive	S	Seeks long-term growth of capital.	Neuberger Berman Management LLC (Investment Adviser) Neuberger Berman, LLC (Sub-Adviser)

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Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
Oppenheimer Main Street Small Cap Fund®/VA	Service	Seeks capital appreciation	OFI Global Asset Management, Inc. (Investment Adviser) OppenheimerFunds, Inc. (Sub-Adviser)
PIMCO VIT All Asset	Administrative	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (Investment Adviser) Research Affiliates, LLC (Sub-Adviser)
PIMCO VIT CommodityRealReturn® Strategy	Administrative	Seeks maximum real return consistent with prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Foreign Bond(U.S. Dollar-Hedged)	Administrative	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Low Duration	Administrative	Seeks maximum total return consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Real Return	Administrative	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
Royce Micro-Cap	Investment	Seeks long-term growth of capital.	Royce & Associates, LLC

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APPENDIX A

Condensed Financial Information

The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ended December 31.

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
American Century VP Ultra ®	2012	10.30	11.55	146,037
	2011	10.35	10.30	49,149
	2010	9.07	10.35	46,485
	2009	6.84	9.07	66,504
	2008	11.88	6.84	86,741
	2007	9.97	11.88	449,423
	2006	10.47	9.97	89,487
	2005	10.41	10.47	337,465
	2004 2	10.00	10.41	50,252
American Century VP Value	2012	11.56	13.06	33,717
	2011	11.62	11.56	27,929
	2010	10.43	11.62	19,627
	2009	8.83	10.43	43,798
	2008	12.24	8.83	91,640
	2007	13.11	12.24	122,099
	2006	11.23	13.11	312,201
	2005	10.86	11.23	220,181
	2004 2	10.00	10.86	140,875
ClearBridge Variable Aggressive Growth (formerly Legg Mason ClearBridge Variable Aggressive Growth)	2012	10.52	12.29	38,266
	2011	10.44	10.52	38,440
	2010	8.49	10.44	43,927
	2009	6.42	8.49	33,004
	2008	10.96	6.42	171,162
	2007	11.07	10.96	102,975
	2006	10.14	11.07	32,541
	2005 3	10.00	10.14	266
ClearBridge Variable Small Cap Growth (formerly Legg Mason ClearBridge Variable Small Cap Growth)	2012	12.45	14.66	8,398
	2011	12.46	12.45	11,325
	2010	10.09	12.46	9,810
	2009	7.17	10.09	7,623
	2008	12.26	7.17	96,004
	2007	11.32	12.26	4,547
	2006	10.25	11.32	4,918
	2005 3	10.00	10.25	0
Dreyfus IP Technology Growth	2012	12.30	13.99	104,623
	2011	13.57	12.30	20,042
	2010	10.62	13.57	142,588
	2009	6.85	10.62	185,530
	2008	11.83	6.85	44,539
	2007	10.49	11.83	176,812
	2006	10.22	10.49	4,396
	2005 3	10.00	10.22	2,642

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Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Dreyfus VIF International Value	2012	10.08	11.17	40,041
	2011	12.58	10.08	36,004
	2010	12.25	12.58	63,405
	2009	9.51	12.25	75,191
	2008	15.42	9.51	110,667
	2007	15.05	15.42	170,877
	2006	12.47	15.05	355,800
	2005	11.33	12.47	378,629
	2004 2	10.00	11.33	208,686
Guggenheim VT All Cap Value	2012	26.37	30.03	266,762
	2011	27.96	26.37	298,597
	2010	24.31	27.96	340,453
	2009	18.54	24.31	385,457
	2008	30.54	18.54	901,361
	2007	30.12	30.54	1,185,130
	2006	25.71	30.12	1,412,067
	2005	25.13	25.71	1,792,279
	2004	22.28	25.13	1,038,841
	2003 1	18.04	22.28	1,175,425
Guggenheim VT Alpha Opportunity	2012	14.50	16.22	57,758
	2011	14.45	14.50	64,011
	2010	12.14	14.45	71,404
	2009	9.48	12.14	89,458
	2008	14.69	9.48	372,970
	2007	12.60	14.69	540,131
	2006	11.30	12.60	358,296
	2005	10.74	11.30	438,334
	2004 2	10.00	10.74	203,815
Guggenheim VT High Yield	2012	24.04	27.23	255,873
	2011	24.39	24.04	165,097
	2010	21.43	24.39	297,923
	2009	12.58	21.43	339,280
	2008	18.22	12.58	692,236
	2007	18.11	18.22	570,097
	2006	16.52	18.11	832,570
	2005	16.14	16.52	971,007
	2004	14.66	16.14	652,696
	2003 1	12.22	14.66	1,053,685
Guggenheim VT Large Cap Value	2012	20.03	22.83	209,633
	2011	21.13	20.03	231,187
	2010	18.45	21.13	276,523
	2009	14.79	18.45	312,722
	2008	23.88	14.79	789,695
	2007	22.89	23.88	1,069,908
	2006	19.03	22.89	1,301,186
	2005	17.46	19.03	1,314,896
	2004	15.98	17.46	830,596
	2003 1	12.58	15.98	1,048,184

51

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim VT Managed Asset Allocation	2012	21.71	24.24	174,822
	2011	21.87	21.71	209,299
	2010	20.06	21.87	226,632
	2009	16.20	20.06	254,521
	2008	22.56	16.20	687,833
	2007	21.58	22.56	833,758
	2006	19.53	21.58	976,082
	2005	18.98	19.53	1,264,434
	2004	17.38	18.98	701,088
	2003 1	14.23	17.38	819,501
Guggenheim VT Mid Cap Value	2012	56.40	65.13	240,670
	2011	61.83	56.40	266,643
	2010	53.23	61.83	285,194
	2009	37.51	53.23	313,955
	2008	53.18	37.51	880,956
	2007	52.96	53.18	1,094,684
	2006	46.84	52.96	1,401,338
	2005	40.88	46.84	1,660,267
	2004	32.65	40.88	636,554
	2003 1	21.46	32.65	683,628
Guggenheim VT Money Market	2012	12.81	12.56	142,922
	2011	13.06	12.81	209,579
	2010	13.30	13.06	253,523
	2009	13.54	13.30	308,744
	2008	13.45	13.54	1,822,806
	2007	13.03	13.45	1,217,266
	2006	12.65	13.03	789,895
	2005	12.49	12.65	772,911
	2004	12.58	12.49	361,095
	2003 1	12.69	12.58	571,102
Guggenheim VT MSCI EAFE Equal Weight	2012	26.23	30.14	245,004
	2011	31.59	26.23	281,378
	2010	27.69	31.59	336,109
	2009	23.46	27.69	389,607
	2008	38.62	23.46	934,103
	2007	35.97	38.62	1,199,870
	2006	31.09	35.97	1,469,965
	2005	27.77	31.09	1,821,380
	2004	23.71	27.77	996,223
	2003 1	16.76	23.71	1,221,497

52

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim VT Small Cap Value	2012	29.98	35.33	127,066
	2011	31.88	29.98	141,058
	2010	26.52	31.88	131,982
	2009	17.25	26.52	205,724
	2008	28.49	17.25	415,980
	2007	26.21	28.49	582,914
	2006	23.44	26.21	683,290
	2005	20.76	23.44	850,022
	2004	17.49	20.76	384,647
	2003 1	11.75	17.49	384,338
Guggenheim VT StylePlus Large Core (formerly Guggenheim VT Large Cap Core)	2012	17.66	19.69	254,299
	2011	18.66	17.66	294,508
	2010	16.26	18.66	348,532
	2009	12.70	16.26	345,139
	2008	20.58	12.70	721,129
	2007	21.95	20.58	954,586
	2006	19.72	21.95	1,282,749
	2005	19.16	19.72	1,585,396
	2004	18.03	19.16	1,176,643
	2003 1	15.03	18.03	1,510,223
Guggenheim VT StylePlus Large Growth (formerly Guggenheim VT Large Cap Concentrated Growth)	2012	7.96	8.69	153,746
	2011	8.44	7.96	180,477
	2010	7.34	8.44	163,894
	2009	5.58	7.34	185,977
	2008	9.00	5.58	556,740
	2007	9.73	9.00	761,876
	2006	9.18	9.73	1,142,259
	2005	8.33	9.18	891,309
	2004	7.56	8.33	315,221
	2003 1	6.51	7.56	449,386
Guggenheim VT StylePlus Mid Growth (formerly Guggenheim VT Mid Cap Growth)	2012	32.21	36.77	130,383
	2011	34.14	32.21	142,911
	2010	27.88	34.14	161,159
	2009	19.64	27.88	198,702
	2008	33.19	19.64	512,771
	2007	37.58	33.19	665,430
	2006	36.32	37.58	936,625
	2005	34.16	36.32	1,188,745
	2004	31.46	34.16	694,572
	2003 1	20.41	31.46	888,272

53

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim VT StylePlus Small Growth (formerly Guggenheim VT Small Cap Growth )	2012	15.77	17.34	88,222
	2011	16.31	15.77	102,385
	2010	12.72	16.31	207,524
	2009	9.54	12.72	125,639
	2008	18.33	9.54	374,720
	2007	17.61	18.33	512,332
	2006	16.98	17.61	713,942
	2005	16.02	16.98	935,725
	2004	13.87	16.02	400,767
	2003 1	8.99	13.87	640,432
Guggenheim VT Total Return Bond (formerly Guggenheim VT U.S. Intermediate Bond)	2012	17.14	17.89	214,345
	2011	16.53	17.14	245,860
	2010	15.81	16.53	283,397
	2009	14.79	15.81	329,065
	2008	16.42	14.79	656,738
	2007	16.18	16.42	920,595
	2006	15.81	16.18	1,241,135
	2005	15.74	15.81	1,709,299
	2004	15.38	15.74	985,207
	2003 1	15.12	15.38	1,323,882
Guggenheim VT U.S. Long Short Momentum	2012	11.32	11.66	20,446
	2011	12.29	11.32	28,852
	2010	11.21	12.29	33,483
	2009	8.93	11.21	38,126
	2008	15.28	8.93	96,659
	2007	12.63	15.28	203,019
	2006	11.50	12.63	157,631
	2005	10.25	11.50	180,597
	2004 2	10.00	10.25	21,206
Invesco V.I. Comstock (formerly Invesco Van Kampen V.I. Comstock)	2012	9.91	11.62	38,088
	2011	10.27	9.91	39,512
	2010	9.00	10.27	35,624
	2009	7.11	9.00	26,852
	2008	11.23	7.11	59,607
	2007	11.66	11.23	30,238
	2006	10.19	11.66	36,085
	2005 3	10.00	10.19	1,511
Invesco V.I. Equity and Income (formerly Invesco Van Kampen V.I. Equity and Income)	2012	11.32	12.54	37,888
	2011	11.63	11.32	40,259
	2010	10.53	11.63	23,595
	2009	8.72	10.53	21,956
	2008	11.43	8.72	41,469
	2007	11.22	11.43	90,233
	2006	10.11	11.22	77,826
	2005 3	10.00	10.11	1,122

54

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Invesco V.I. Global Health Care	2012	11.55	13.76	8,819
	2011	11.26	11.55	5,951
	2010	10.85	11.26	4,129
	2009	8.62	10.85	4,938
	2008	12.25	8.62	69,398
	2007	11.10	12.25	31,253
	2006	10.70	11.10	38,003
	2005	10.04	10.70	41,285
	2004 2	10.00	10.04	2,174
Invesco V.I. Global Real Estate	2012	14.09	17.80	53,529
	2011	15.28	14.09	44,196
	2010	13.19	15.28	43,115
	2009	10.17	13.19	54,657
	2008	18.64	10.17	157,289
	2007	20.01	18.64	145,926
	2006	14.23	20.01	266,986
	2005	12.63	14.23	167,606
	2004 2	10.00	12.63	75,584
Invesco V.I. Government Securities	2012	11.86	11.95	53,560
	2011	11.16	11.86	557,827
	2010	10.79	11.16	61,054
	2009	10.85	10.79	137,521
	2008	10.84	10.85	329,965
	2007	10.28	10.84	147,460
	2006	10.11	10.28	73,579
	2005 3	10.00	10.11	2,726
Invesco V.I. International Growth	2012	12.11	13.76	73,123
	2011	13.20	12.11	85,781
	2010	11.89	13.20	51,849
	2009	8.94	11.89	204,483
	2008	15.25	8.94	257,029
	2007	13.51	15.25	651,389
	2006	10.72	13.51	347,802
	2005 3	10.00	10.72	6,740
Invesco V.I. Mid Cap Core Equity	2012	12.47	13.60	117,975
	2011	13.52	12.47	28,343
	2010	12.05	13.52	28,642
	2009	9.41	12.05	34,023
	2008	13.39	9.41	73,024
	2007	12.42	13.39	235,100
	2006	11.35	12.42	46,286
	2005	10.73	11.35	98,033
	2004 2	10.00	10.73	125,729

55

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Invesco V.I. Mid Cap Growth (formerly Invesco Van Kampen V.I. Mid Cap Growth )	2012	10.08	11.12	34,051
	2011	11.04	10.08	37,132
	2010	9.45	11.04	30,066
	2009	6.75	9.45	32,192
	2008	12.95	6.75	152,514
	2007	11.88	12.95	376,469
	2006	10.37	11.88	35,950
	2005 3	10.00	10.37	581
Invesco V.I. Value Opportunities (formerly Invesco Van Kampen V.I. Value Opportunities )	2012	8.42	9.77	24,007
	2011	8.84	8.42	34,986
	2010	8.39	8.84	39,700
	2009	5.76	8.39	25,725
	2008	12.14	5.76	42,033
	2007	12.15	12.14	63,424
	2006	10.91	12.15	79,749
	2005	10.49	10.91	41,010
	2004 2	10.00	10.49	20,891
MFS ® VIT Research International	2012	10.09	11.58	36,796
	2011	11.50	10.09	40,504
	2010	10.56	11.50	174,495
	2009	8.20	10.56	52,623
	2008	14.47	8.20	76,391
	2007	13.05	14.47	79,876
	2006	10.57	13.05	76,536
	2005 3	10.00	10.57	2,758
MFS ® VIT Total Return	2012	10.95	11.98	36,127
	2011	10.94	10.95	41,206
	2010	10.12	10.94	36,097
	2009	8.72	10.12	43,976
	2008	11.38	8.72	69,561
	2007	11.10	11.38	68,773
	2006	10.09	11.10	88,646
	2005 3	10.00	10.09	8,628
MFS ® VIT Utilities	2012	16.00	17.86	79,518
	2011	15.23	16.00	87,603
	2010	13.61	15.23	71,753
	2009	10.39	13.61	85,489
	2008	16.94	10.39	207,484
	2007	13.47	16.94	241,061
	2006	10.43	13.47	154,421
	2005 3	10.00	10.43	2,162
Neuberger Berman AMT Socially Responsive	2012	15.64	17.08	141,813
	2011	16.38	15.64	152,383
	2010	13.53	16.38	185,988
	2009	10.45	13.53	206,908
	2008	17.50	10.45	421,935
	2007	16.53	17.50	504,365
	2006 4	10.00	16.53	624,600

56

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Oppenheimer Main Street Small Cap Fund ® /VA (formerly Oppenheimer Main Street Small- & Mid-Cap Fund ® /VA)	2012	12.64	14.66	31,591
	2011	13.13	12.64	38,726
	2010	10.82	13.13	79,395
	2009	8.02	10.82	14,481
	2008	13.11	8.02	113,287
	2007	13.49	13.11	94,760
	2006	11.93	13.49	253,788
	2005	11.03	11.93	76,574
	2004 2	10.00	11.03	11,426
PIMCO VIT All Asset	2012	13.81	15.66	45,108
	2011	13.74	13.81	43,925
	2010	12.32	13.74	40,633
	2009	10.28	12.32	22,009
	2008	12.39	10.28	44,465
	2007	11.60	12.39	41,688
	2006	11.24	11.60	134,684
	2005	10.73	11.24	179,124
	2004 2	10.00	10.73	27,491
PIMCO VIT CommodityRealReturn Strategy	2012	10.41	10.82	30,813
	2011	11.42	10.41	30,755
	2010	9.30	11.42	51,129
	2009	6.66	9.30	53,163
	2008	12.02	6.66	88,052
	2007	9.90	12.02	21,391
	2006	10.36	9.90	9,239
	2005 3	10.00	10.36	9,073
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	2012	12.91	14.11	44,268
	2011	12.27	12.91	48,331
	2010	11.47	12.27	51,051
	2009	10.06	11.47	48,113
	2008	10.45	10.06	92,501
	2007	10.23	10.45	111,833
	2006	10.15	10.23	119,180
	2005 3	10.00	10.15	1,216
PIMCO VIT Low Duration	2012	12.27	12.81	184,111
	2011	12.31	12.27	207,047
	2010	11.86	12.31	198,199
	2009	10.61	11.86	81,304
	2008	10.81	10.61	180,239
	2007	10.21	10.81	88,522
	2006	9.96	10.21	144,545
	2005	10.00	9.96	210,007
	2004 2	10.00	10.00	44,136

57

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
PIMCO VIT Real Return	2012	14.42	15.46	395,652
	2011	13.10	14.42	386,013
	2010	12.29	13.10	455,161
	2009	10.53	12.29	484,630
	2008	11.49	10.53	690,186
	2007	10.53	11.49	416,962
	2006	10.60	10.53	294,272
	2005	10.53	10.60	383,546
	2004 2	10.00	10.53	58,155
Royce Capital Fund – Micro-Cap	2012	12.35	13.10	57,282
	2011	14.25	12.35	62,772
	2010	11.12	14.25	69,513
	2009	7.14	11.12	77,455
	2008	12.76	7.14	122,522
	2007	12.44	12.76	120,770
	2006	10.42	12.44	104,760
	2005 3	10.00	10.42	22,576
1     Beginning in 2003, the Accumulation units outstanding at the end of period reflect the total actual units outstanding (accumulation and annuity) for Variflex LS Contracts.
2     Accumulation unit values for these Subaccounts are for the period February 11, 2004 (the date first publicly offered) to December 31, 2004.
3     Accumulation unit values for these Subaccounts are for the period November 15, 2005 (the date first publicly offered) to December 31, 2005.
4     Accumulation unit values for these Subaccounts are for the period May 1, 2006 (the date first publicly offered) to December 31, 2006.

58

VARIFLEX LS® VARIABLE ANNUITY

SBL Variable Annuity Account VIII

STATEMENT OF ADDITIONAL INFORMATION

Date:  May 1, 2013

Individual Flexible Purchase Payment Deferred
Variable Annuity Contract

Issued by
Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, Kansas 66636-0001
1-800-888-2461

Mailing Address:
Security Benefit Life Insurance Company
P.O. Box 750497
Topeka, Kansas 66675-0497
1-800-888-2461

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variflex LS Variable Annuity dated May 1, 2013, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from Security Benefit by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

General Information and History

For a description of the Variflex LS Variable Annuity individual flexible purchase payment deferred variable annuity contract (the “Contract”), Security Benefit Life Insurance Company (the “Company”), and the SBL Variable Annuity Account VIII (the “Separate Account”), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.

Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Section 401 — The applicable annual limits on Purchase Payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total Purchase Payments on behalf of a participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $50,000, or (b) 100% of the participant’s annual compensation. Salary reduction contributions to a cash-or-deferred (401(k)) arrangement under a profit sharing plan are subject to additional annual limits under Section 402(g). Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer’s defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. Rollover contributions are not subject to the annual limitations described above.

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee’s annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $ 17,500 for tax year 201 3 . The $ 17,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch-up contributions equal to $5,500 can be made to a 403(b) annuity during the 201 3 tax year. The $5,500 limit may be adjusted for inflation in $500 increments for future tax years.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by up to $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally the Section 415(c) limit for 201 3 is the lesser of (i)  $ 51,000 , or (ii) 100% of the employee’s annual compensation.

Roth 403(b) — Elective Contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions— $ 17,500 in 201 3 with a $5,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $ 17,500 elective contribution limit makes $9,000 in contributions to a Roth annuity contract, the individual can only make $ 9,500 in contributions to a traditional 403(b) contract in the same year.

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i)  $ 5,500 (for 2013) or (ii) 100% of the individual’s taxable compensation. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year.

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i)  $ 5,500 (for 2013) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i)  $ 5,500 (for 2013) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b)  $ 51,000 (for 2013) . Salary reduction contributions, if any, are subject to additional annual limits.

Section 457 — Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $17,000 or (ii) 100% of the employee’s includable compensation. The $17,000 limit may be adjusted for inflation in $500 increments for future tax years.

If the employee participates in more than one Section 457 plan, the applicable dollar limit applies to contributions to all such programs. The Section 457 limit may be increased during the last three years ending before the year the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a special “catch-up” amount in addition to the regular amount to be deferred. Alternatively, if an individual is age 50 or over, catch-up contributions can be made to a Section 457 plan established by a governmental employer during the tax year equal to $5,500.

The $5,500 limit may be adjusted for inflation in $500 increments for future tax years. An individual eligible for both types of catch up contributions can make the type that produces the highest total contribution limit.

Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Guggenheim VT Money Market Subaccount and average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Guggenheim VT Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Guggenheim VT Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)365/7] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of 1, 5 or 10 years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures referred to as “Standardized total Return” are calculated from the inception date of the Subaccounts under the Contract , and reflect the deduction of all charges including the mortality and expense risk charge and the administrative charge.

      Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable fees and charges since the date of inception of the Separate Account or Subaccount.

Quotations of total return for any Subaccount will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner’s Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Funds in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 201 2 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of Variable Annuity Account VIII at December 31, 2012, and for each of the specified periods ended December 31, 201 2 and 2011, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 201 2 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of Variable Annuity Account VIII at December 31, 2012, and for each of the specified periods ended December 31,201 2 and 201 1 , are set forth herein, following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Consolidated Financial Statements
Security Benefit Life Insurance Company and Subsidiaries
(An Indirect Wholly Owned Subsidiary of Guggenheim SBC Holdings, LLC)
Years Ended December 31, 2012 and 2011, and Periods From
July 31, 2010 Through December 31, 2010, and January 1, 2010 Through July 30, 2010
With Report of Independent Registered Public
Accounting Firm

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements

Years Ended December 31, 2012 and 2011, and Periods From July 31, 2010
Through December 31, 2010, and January 1, 2010 Through July 30, 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and subsidiaries (collectively, the Company), an indirect wholly owned subsidiary of Guggenheim SBC Holdings, LLC, as of December 31, 2012 and 2011, and the related consolidated statements of operations and comprehensive income, changes in stockholder’s equity, and cash flows for the years ended December 31, 2012 and 2011, and for the periods from July 31, 2010 to December 31, 2010, and January 1, 2010 through July 30, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiaries at December 31, 2012 and 2011, and the consolidated results of their operations and their cash flows for the years ended December 31, 2012 and 2011, and for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2012, and prospectively applied, the Company changed its method of accounting for deferred policy acquisition costs.

Also, as discussed in Note 1 to the consolidated financial statements, effective July 31, 2010, in response to the acquisition of the Company’s parent, the Company adjusted its historical accounting basis to reflect the change in control at July 31, 2010.

Also, as discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for embedded credit derivatives effective July 1, 2010.

ERNST & YOUNG LLP
April 26, 2013
Kansas City, Missouri

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31
	2012	2011
	Successor	Successor
	(In Thousands,
	Except Share Amounts)
Assets
Investments:
Securities available for sale:
Bonds	$5,467,234	$4,411,618
Equities	129,787	85,783
Securities trading:
Bonds	243,221	–
Mortgage loans, at fair value	194,719	–
Synthetic bonds	11,377	23,078
Notes receivable from affiliates	719,162	853,918
Bonds held to maturity	558,454	28,084
Mutual fund trading	2	1
Mortgage loans	191,379	7,404
Policy loans	494,161	98,622
Cash and cash equivalents	1,956,655	621,298
Restricted cash	36,703	15,932
Short-term investments	5,071	5,279
Call options	135,161	12,132
Other invested assets	217,462	99,297
Total investments	10,360,548	6,262,446

Accrued investment income	86,858	44,112
Accounts receivable	42,510	19,109
Reinsurance recoverable	2,785,342	531,224
Property and equipment, net	47,506	49,251
Deferred policy acquisition costs	66,853	92,162
Deferred sales inducement costs	303,199	86,828
Value of business acquired	33,224	44,405
Other intangible assets	2,758	2,858
Other assets	63,077	48,249
Separate account assets	5,020,896	4,121,064
Total assets	$18,812,771	$11,301,708

	December 31
	2012	2011
	Successor	Successor
	(In Thousands, Except Share Amounts)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$10,123,569	$6,249,986
Funds withheld	2,212,791	–
Policy and contract claims	2,460	2,542
Other policyholder funds	16,601	16,869
Accounts payable and accrued expenses	74,069	38,149
Income taxes payable	25,471	1,231
Deferred income tax liability	7,639	24,235
Notes payable to affiliates	8,160	–
Long-term debt	123,991	122,535
Mortgage debt	32,078	34,413
Other liabilities	94,473	17,380
Repurchase agreements	304,570	66,775
Separate account liabilities	5,020,896	4,121,064
Total liabilities	18,046,768	10,695,179

Stockholder’s equity:
Common stock, $10 par value, 1,000,000 shares authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	463,492	463,492
Accumulated other comprehensive income	132,491	42,015
Retained earnings	163,020	94,022
Total stockholder’s equity	766,003	606,529

Total liabilities and stockholder’s equity	$18,812,771	$11,301,708

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)
Revenues:
Insurance premiums and other considerations	$576	$444	$157	$207
Asset-based fees	103,976	91,041	37,556	51,778
Other product charges	21,476	14,006	6,238	11,343
Net investment income	357,892	271,938	87,199	127,824
Net realized/unrealized gains, excluding impairment losses on available-for-sale securities	39,323	4,591	3,357	5,337
Total other-than-temporary impairment losses on available-for-sale securities and other invested assets	(5,982)	(803)	(365)	(19,341)
Portion of impairment losses on available-for-sale bonds recognized in other comprehensive income	32	–	6	4,588
Other revenues	18,236	27,000	10,325	12,757
Total revenues	535,529	408,217	144,473	194,493

Benefits and expenses:
Annuity benefits:
Interest credited to account balances	148,273	133,130	51,910	71,607
Benefits in excess of account balances	3,418	4,619	1,218	2,642
Traditional life insurance benefits	(1,566)	(777)	124	(2,299)
Other benefits	35,362	12,318	1,798	1,754
Total benefits	185,487	149,290	55,050	73,704

Commissions and other operating expenses	136,983	114,654	47,661	65,887
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	45,384	6,536	3,405	35,562
Interest expense	15,951	15,559	6,679	8,485
Other expenses	1,275	554	798	414
Total benefits and expenses	385,080	286,593	113,593	184,052

Income before income tax expense	150,449	121,624	30,880	10,441
Income tax expense	35,845	22,943	10,539	8,472
Net income	$114,604	$98,681	$20,341	$1,969

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)

Net income	$114,604	$98,681	$20,341	$1,969
Other comprehensive income (loss), net:
Net unrealized and realized gains (losses) on available-for-sale securities	133,909	47,407	(2,895)	101,208
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs and value of business acquired	(28,762)	(3,847)	1,350	(39,572)
Policy reserves and annuity account values	(14,671)	–	–	(2,455)

Other comprehensive income (loss)	90,476	43,560	(1,545)	59,181

Comprehensive income	$205,080	$142,241	$18,796	$61,150

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total
	(In Thousands)
Predecessor
Balance at January 1, 2010	$7,000	$87,627	$(147,189)	$249,487	$196,925
Cumulative effect of change in accounting for embedded credit derivatives	–	–	10,153	(10,153)	–
Capital contribution from parent	–	340,000	–	–	340,000
Net income	–	–	–	1,969	1,969
Other comprehensive income	–	–	59,181	–	59,181
Balance at July 30, 2010	7,000	427,627	(77,855)	241,303	598,075

Successor
Adjustments related to push down of purchase price resulting from change in control	–	35,865	77,855	(241,303)	(127,583)
Balance at July 31, 2010	7,000	463,492	–	–	470,492
Net income	–	–	–	20,341	20,341
Other comprehensive loss	–	–	(1,545)	–	(1,545)
Balance at December 31, 2010	7,000	463,492	(1,545)	20,341	489,288
Net income	–	–	–	98,681	98,681
Other comprehensive income	–	–	43,560	–	43,560
Dividends paid	–	–	–	(25,000)	(25,000)
Balance at December 31, 2011	7,000	463,492	42,015	94,022	606,529
Net income	–	–	–	114,604	114,604
Other comprehensive income	–	–	90,476	–	90,476
Dividends paid	–	–	–	(45,606)	(45,606)
Balance at December 31, 2012	$7,000	$463,492	$132,491	$163,020	$766,003

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)
Operating activities
Net income	$114,604	$98,681	$20,341	$1,969
Adjustments to reconcile net income to net cash and cash equivalents provided by operating activities:
Net realized/unrealized (gains) losses	(33,376)	(3,788)	(2,998)	9,416
Amortization of investment premiums and discounts	(25,715)	(36,523)	8,476	(7,326)
Annuity and interest-sensitive life products – interest credited to account balances	148,273	133,130	51,910	71,607
Depreciation and amortization	2,348	3,611	1,684	2,365
Policy acquisition costs deferred	(74,512)	(91,082)	(6,429)	(11,448)
Sales inducement costs (deferred) charged back	(229,657)	(85,684)	–	236
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	45,384	6,536	3,405	35,562
Net purchases of bonds, trading	(11,066)	–	–	–
Net sales of mortgage loans, at fair value	11,117	–	–	–
Net (purchases) sales of mutual funds, trading	(63)	3,692	(4,000)	(1)
Change in restricted cash	(20,771)	30,244	2,290	(14,266)
Change in funds withheld	59,240	–	–	–
Deferred income taxes	(55,490)	16,038	2,634	(21,795)
Other changes in operating assets and liabilities	143,137	(1,421)	21,650	17,092
Net cash and cash equivalents provided by operating activities	73,453	73,434	98,963	83,411

Investing activities
Sales, maturities, or repayments of investments:
Bonds available for sale	1,980,634	1,795,153	648,097	538,352
Equity securities available for sale	40,191	114,455	8,583	32,058
Synthetic bonds	39,667	5,460	–	–
Notes receivable from affiliates	2,262,662	50,000	20,000	–
Bonds held to maturity	1,093	997	198	436
Officer mortgage loans	691	1,070	1,017	1,825
Mortgage loans	284	3,907	–	–
Options	22,229	–	–	–
Other invested assets	191,413	52,282	5,714	2,164
	4,538,864	2,023,324	683,609	574,835
Acquisitions of investments:
Bonds available for sale	(2,802,050)	(2,472,088)	(952,061)	(913,232)
Equity securities available for sale	(46,526)	(166,858)	(11,396)	(10,740)
Synthetic bonds	(21,066)	(4,949)	–	–
Bonds held to maturity	(531,890)	–	–	–
Note receivable from affiliates	(2,373,823)	(25,000)	–	–
Officer mortgage loans	(380)	(200)	(160)	(210)
Mortgage loans	(184,570)	(3,907)	–	–
Options	(139,999)	(16,504)	–	–
Other invested assets	(88,800)	(62,907)	(13,797)	(10,539)
	(6,189,104)	(2,752,413)	(977,414)	(934,721)

Net purchases of property and equipment	(503)	(718)	(62)	(139)
Net sales (purchases) of short-term investments	203	(14,381)	(1,000)	67,681
Net (increase) decrease in policy loans	(372,592)	7,565	2,232	4,709
Net cash and cash equivalents used in investing activities	(2,023,132)	(736,623)	(292,635)	(287,635)

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor
(In Thousands)

Financing activities
Payments on mortgage debt	$(2,335)	$(2,184)	$(868)	$(1,174)
Issuance of notes payable to affiliates	8,000	–	–	–
Capital contribution from parent	–	–	–	340,000
Dividends paid to parent	(45,606)	(25,000)	–	–
Net change in repurchase agreements	237,795	66,775	–	–
Deposits to annuity account balances	3,927,548	1,421,732	57,601	80,122
Withdrawals from annuity account balances	(840,366)	(265,809)	(116,190)	(171,367)
Net cash and cash equivalents provided by (used in) financing activities	3,285,036	1,195,514	(59,457)	247,581

Increase (decrease) in cash and cash equivalents	1,335,357	532,325	(253,129)	43,357
Cash and cash equivalents at beginning of period	621,298	88,973	342,102	298,745
Cash and cash equivalents at end of period	$1,956,655	$621,298	$88,973	$342,102

Supplemental disclosures of cash flow information
Cash paid during the year for:
Interest	$14,363	$13,857	$6,953	$7,409
Income taxes	$66,851	$4,463	$13,994	$1,597

Supplemental disclosures of noncash information

During the period ended December 31, 2012, the Company recognized an embedded derivative in the funds withheld liability of $706,000, which is equal to the value of the unrealized gains or losses on the segregated assets supporting the liability (See Notes 2 and 9).

The following are noncash assets received and liabilities assumed related to reinsurance agreements (see Note 9) and exchanges for new intercompany promissory notes (see Note 18).  The transfers are as follows (in thousands):

Assets (liabilities) transferred out:
Securities available for sale:
Bonds	$–	$51,770	$–	$–
Equities	–	55,188	–	–
Short-term investments	–	12,500	–	–
Other invested assets	–	35,729	–	–
Accrued investment income	–	3,492	–	–
Notes receivable from affiliates	246,137	–	–	–
Deferred policy acquisition costs	33,379	–	–	–
Deferred sales inducement costs	1,276	–	–	–
Policy reserves	(1,725,610)	–	–	–
Total assets (liabilities) transferred out	$(1,444,818)	$158,679	$–	$–

Assets (liabilities) transferred in:
Securities available for sale:
Bonds	$–	$–	$–	$–
Equities	36,137	–	–	–
Bonds, trading	231,754	–	–	–
Mortgage loans, at fair value	207,189	–	–	–
Policy loans	22,947	–	–	–
Short-term investments	–	–	–	–
Other invested assets	210,000	–	–	–
Accrued investment income	–	–	–	–
Funds withheld	(2,152,845)	158,679	–	–
Total assets (liabilities) transferred in	$(1,444,818)	$158,679	$–	$–

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

1. Nature of Operations and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (SBL), together with its subsidiaries, Security Distributors, Inc. (SDI) and Gennessee Insurance Agency, LLC (Gennessee) (referred to herein, collectively, as the Company), consist primarily of marketing and distributing annuities, life insurance, and related products throughout the United States. The Company offers a diversified portfolio of investment products consisting primarily of individual and group annuities, including fixed income annuities, and mutual fund products through multiple distribution channels. SDI is registered as a broker-dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority.

SBL converted from a mutual life insurance company to a stock life insurance company under a mutual holding company structure on July 31, 1998, pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corporation (SBC), a Kansas- domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas-domiciled mutual holding company, were formed. As a result of the Conversion, SBMHC indirectly owned, through its ownership of SBC, all of the issued and outstanding common stock of the Company.

On February 15, 2010, SBMHC entered into a purchase and sale agreement with Guggenheim SBC Holdings, LLC (GSBCH) to sell all of the outstanding capital stock of SBC. Effective July 30, 2010, SBC was sold to GSBCH, referred to herein as the “Transaction” (see Note 12). At the time of the Transaction, SBMHC was demutualized and then dissolved.

Basis of Presentation

The consolidated financial statements prior to the closing of the Transaction reflect the historical accounting basis in the Company’s assets and liabilities and are labeled “Predecessor.” The statements subsequent to the Transaction are labeled “Successor” and reflect adjusting the Company’s historical accounting basis to reflect the change in control based upon the allocated purchase price by SBC at the Transaction date in the consolidated financial statements.

The consolidated financial statements for the year ended December 31, 2012, include the operations and accounts of SBL and its subsidiaries, SDI and Gennessee, which was formed in July 2012. The consolidated financial statements for the year ended December 31, 2011, and the periods July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, include the operations and accounts of SBL and its subsidiary, SDI.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. For example, significant estimates and assumptions are used in the valuation of investments; valuation of derivative financial instruments; determination of other-than-temporary impairments of investments; amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired; calculation of liabilities for future policy benefits; and the calculation of income taxes and the recognition of deferred income tax assets and liabilities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable and prudent. However, actual results could differ from those estimates.

Recently Adopted Accounting Pronouncements

On January 1, 2011, the Company adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2010-06, Improving Disclosures about Fair Value. ASU 2010-06 requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs, and valuation techniques. Specifically, reporting entities now must disclose separately the amounts of significant transfers into and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In addition, in the reconciliation for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances, and settlements. The guidance clarifies that a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities for disclosure of fair value measurement, considering the level of disaggregated information required by other applicable GAAP guidance, and should also provide disclosures about the valuation techniques and inputs used to measure fair value for each class of assets and liabilities. The adoption of ASU 2010-06 did not have a material impact on the consolidated financial statements.

On January 1, 2010, the Company adopted ASU 2010-11, Scope Exception Related to Embedded Credit Derivatives. ASU 2010-11 amends and clarifies the guidance on evaluation of credit derivatives embedded in beneficial interests in securitized financial assets, including asset-backed securities, credit-linked notes, collateralized loan obligations, and collateralized debt obligations. This guidance eliminates the scope exception for bifurcation of embedded credit

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

derivatives in interests in securitized financial assets, unless they are created solely by subordination of one financial instrument to another. The cumulative effect from the change in the accounting principle from adopting this guidance resulted in a net decrease of $10,153,000 to retained earnings and corresponding net increase of $10,153,000 to accumulated other comprehensive income (loss).

On January 1, 2011, the Company adopted ASU 2010-15, How Investments Held Through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments. ASU 2010-15 clarifies that investments held within the separate accounts of an insurance entity should not be combined with the insurer’s general account interest in the same investments when determining whether consolidation is required, unless the separate account interests are held for the benefit of a related party. The adoption of ASU 2010-15 did not have a material impact on the consolidated financial statements.

On January 1, 2012, the Company adopted on a prospective basis ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. ASU 2010-26 clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. The required disclosures are provided in Note 4.

On January 1, 2012, the Company adopted ASU 2011-02, Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring, authoritative guidance which clarifies when creditors should classify a loan modification as a troubled debt restructuring (TDR). A TDR occurs when a creditor grants a concession to a debtor experiencing financial difficulties. Loans denoted as a TDR are considered impaired and are specifically reserved for when calculating the allowance for credit losses. This guidance also ends the indefinite deferral issued in January 2011 surrounding new disclosures on loans classified as a TDR required as part of the credit quality disclosures guidance issued in July 2010. The adoption of ASU 2011-02 did not have a material impact on the consolidated financial statements.

On January 1, 2012, the Company adopted ASU 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements, authoritative guidance that modifies the criteria for determining when repurchase agreements would be accounted for as secured borrowings as opposed to sales. The adoption of ASU 2011-03 did not have a material impact on the consolidated financial statements.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

On January 1, 2012, the Company adopted ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. The required disclosures are provided in Note 14.

On December 31, 2012, the Company adopted ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, authoritative guidance that changes the presentation of comprehensive income in the financial statements. The new guidance eliminates the presentationoptions contained in current guidance and instead requires entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements that show the components of net income and other comprehensive income, including adjustments for items that are reclassified from other comprehensive income to net income. The guidance does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company adopted ASU 2011-05 through two separate but consecutive statements in the consolidated financial statements.

On December 31, 2012, the Company adopted ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in ASU 2011-05, authoritative guidance to defer certain provisions included in ASU 2011-05. This guidance defers only those changes in ASU 2011-05 that relate to the presentation of reclassification adjustments to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassification out of accumulated other comprehensive income for all periods presented. The adoption of ASU 2011-12 did not have a material impact on the consolidated financial statements.

Recently Issued Accounting Pronouncements

In December 2011, the FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. The amendments in ASU 2011-11 will enhance disclosures by requiring improved information about financial and derivative instruments that are either (1) offset (netting assets and liabilities) in accordance with Section 210-20-45 or Section 815-10-45 of the FASB Accounting Standards Codification (ASC) or (2) subject to an enforceable master netting arrangement or similar agreement. ASU 2011-11 is effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods, and requires retrospective

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

disclosures for comparative periods presented. Therefore, ASU 2011-11 will be effective for the Company’s fiscal year beginning January 1, 2013. Adoption of ASU 2011-11 is not expected to have a material impact on the consolidated financial statements.

In July 2012, the FASB issued ASU 2012-02, Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment, authoritative guidance which provides an entity the option to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. The guidance is effective for the first interim and annual impairment tests performed for periods beginning after September 15, 2012, which for the Company is January 1, 2013. The adoption of this guidance is not expected to have a material impact on the consolidated financial statements.

Investments

Bonds classified as held to maturity include securities that the Company has the positive intent and ability to hold to maturity. Held-to-maturity bonds are carried at cost, adjusted for the amortization of premiums and the accrual of discounts, both computed using the effective interest rate method applied over the estimated lives of the securities adjusted for prepayment activity. Bonds classified as available for sale are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in the statement of comprehensive income, net of adjustments related to deferred policy acquisition costs, policy reserves and annuity account values and applicable income taxes. The adjustment related to deferred policy acquisition costs and policy reserves and annuity account values represents the impact from using a discount rate that would have been required if such unrealized gains or losses had been realized. Premiums and discounts are amortized using the effective interest rate method applied over the estimated lives of the assets adjusted for prepayment activity. If it is determined that a decline in fair value is other than temporary, unrealized losses are generally bifurcated between credit- and non-credit-related impairments. Credit-related impairments are recognized in earnings, while non-credit-related impairments are reported as a component of accumulated other comprehensive income.

Securities classified as trading are carried at fair value, with related unrealized gains and losses reported in the consolidated statements of operations as a component of net realized/unrealized gains (losses).

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The Company holds certain bonds classified as available for sale that have embedded credit derivative features. Prior to July 1, 2010, these securities were treated as available-for-sale securities. Effective July 1, 2010, the embedded credit derivative feature of the securities related to the written credit default swaps are required to be bifurcated or the fair value option for the entire instrument may be elected. The Company has elected to utilize the fair value option for the entire instrument, with the changes in fair value being recognized through net realized/ unrealized gains (losses) in the consolidated statements of operations.

Equity securities include common stocks and non-redeemable preferred stocks. Equity securities are classified as available for sale and are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss, net of applicable income taxes. The cost of equity securities is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the consolidated statements of operations as a component of net realized/unrealized gains (losses).

Mutual funds include affiliated and non-affiliated mutual funds and seed money investments. Mutual funds are classified as trading and are carried at fair value, with changes in fair value reported in the consolidated statements of operations as a component of net realized/unrealized gains (losses).

Realized capital gains and losses on sales of investments are determined using the average cost method. In addition to net realized gains and losses, unrealized capital gains and losses related to trading securities and other-than-temporary impairments (OTTIs) are reported as a component of net realized/unrealized gains (losses) in the consolidated statements of operations.

The Company has entered into bridge loans to provide a short-term loan facility utilized by the borrower until permanent financing can be secured or an existing obligation or project is completed. The Company is obligated to fund the loans only upon request from the borrower and receives a commitment fee on the maturity date for providing the loan facility. The Company has also entered into revolver agreements, which are lines of credit where the borrower is allowed to use the funds as needed and are most often used for operating purposes. The Company receives a commitment fee for providing the line of credit to the borrower. If a portion of a bridge loan or revolver is funded, the Company will receive interest on the amount funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The Company has elected to utilize the fair value option for certain mortgage loans that have been segregated to support the funds withheld liability (see Note 9). The changes in fair value of these mortgage loans are recognized through net realized/unrealized gains (losses) in the consolidated statements of operations. The mortgage loans that are not segregated are reported at amortized cost.

Policy loans are reported at unpaid principal.

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Total assets of these unconsolidated entities amounted to $216.8 million and $97.7 million at December 31, 2012 and 2011, respectively. The Company’s share of current period net income of the unconsolidated entities included in net investment income is $9.5 million and $37.3 million for the years ended December 31, 2012 and 2011, and $3.9 million and $6.9 million for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively.

The Company has investments in limited partnerships that are reviewed to determine if they are Variable Interest Entities (VIEs) under ASC Topic 810, Consolidation. If it is determined that the Company is the primary beneficiary, the entity is consolidated into the Company’s consolidated financial statements. The Company continually evaluates whether it is the primary beneficiary of any VIEs.

The Company has a variable interest in a number of limited liability partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not the primary beneficiary. The determination was based on the conclusion that the Company does not have the power to direct the activities of the VIEs that most significantly impact the entities’ economic performance nor does the Company absorb the significant losses of the VIEs or have rights to a significant portion of the expected benefits. Except for amounts contractually required, the Company did not provide any further financial or other support to the VIEs.

The Company’s maximum exposure to loss of these VIEs is based on existing investments in and additional commitments made to limited partnerships. The Company’s carrying amount of its investment in VIEs reported in other invested assets on the consolidated balance sheets was $147.6 million and $66.1 million at December 31, 2012 and 2011, respectively compared to its maximum exposure to loss of $151.3 million and $70.6 million at December 31, 2012 and 2011, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

Restricted Cash

Restricted cash consists of cash pledged by the Company as collateral, cash restricted to distribution to the policyholders as a result of the Transaction, and cash held in accordance with SEC regulations for exclusive benefit of the Company’s clients. All restricted cash has been segregated from the Company’s operating cash accounts.

Derivatives

The Company hedges exposures to interest rate risk and equity market risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability in the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting but that are economic hedges, the gain or loss is recognized in net income during the period of change.

The Company issues certain products that contain a derivative that is embedded in the product and must be accounted for under ASC 815, Derivatives and Hedging. Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. When the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. Embedded derivatives, which are reported with the host instrument in the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value, with changes in fair value recognized in the consolidated statements of operations.

In addition, the Company has entered into two coinsurance with funds withheld arrangements, which contain embedded derivatives whose fair value is based on the change in the fair value of the underlying segregated assets (see Note 3).

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The agreements between the Company and its derivatives counterparties require the posting of collateral when the market value of the derivative instruments exceeds the costs of the instruments subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties is reported in the consolidated balance sheets in cash and cash equivalents with a corresponding liability reported in other liabilities.

Deferred Policy Acquisition Costs

To the extent recoverable from future policy revenues and gross profits, incremental direct costs of the contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. Sales inducements such as premium or interest bonuses are not included in deferred policy acquisition costs but are instead included in deferred sales inducement costs in the consolidated balance sheets. Such deferred policy acquisition costs are amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments (gross blended separate account return assumption of 8.5% for all years), mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of accumulated other comprehensive income or loss, net of applicable income taxes.

For insurance and annuity contracts, policyholders can elect to modify product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of the new contract. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

Deferred Sales Inducement Costs

Deferred sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Deferred Selling Commissions

The Company defers certain costs, principally sales commissions, paid to broker-dealers in connection with the sale of certain variable annuity products with distribution fees and contingent deferred sales charges. These deferred selling commissions are amortized based on the revenue stream of contingent deferred sales charges.

Value of Business Acquired

Value of business acquired (VOBA) is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed at the time of the change in control. VOBA is amortized in a similar manner to the amortization of deferred policy acquisition costs.

Intangible Assets

In accordance with ASC Topic 350, Intangibles – Goodwill and Other, intangible assets meeting certain criteria are recognized apart from goodwill. This guidance prohibits the amortization of intangible assets with indefinite useful lives. Intangible assets with finite lives are amortized over their estimated useful lives. In addition, the Company assesses whether its indefinite-lived intangible assets are impaired at least annually based on an evaluation of projected cash flows. If impairment exists, the amount of such impairment is calculated based on the estimated fair value of the assets.

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which is 3 to 39 years.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2012	2011
	Successor	Successor
	(In Thousands)

Land	$5,630	$5,630
Land improvements	367	175
Building	44,455	44,453
Furniture	1,986	1,912
Data processing equipment	296	254
Computer software	1,965	1,967
Other	361	168
	55,060	54,559
Less accumulated depreciation	7,554	5,308
	$47,506	$49,251

The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017, with written notice at least two years in advance by either party. Certain operating expenses of the premises are the responsibility of FHLB, while others are reimbursed to the Company. Expected future minimum rents to be received from FHLB at December 31, 2012, related to the noncancelable portion of the lease are $955,000 annually for years 2013 through 2016 and $398,000 for 2017.

Business-Owned Life Insurance

The Company has invested in business-owned life insurance. The investment is carried in other assets at net policy value of $20,609,000 and $20,510,000 at December 31, 2012 and 2011, respectively, with the change in net policy value recorded in other revenue of $580,000 and $690,000 for the years ended December 31, 2012 and 2011, respectively, and $338,000 and $105,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders, are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

The Company also issues variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 3, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit (GLB) feature.

During 2012, the Company issued funding agreements through separate accounts whereby the contract holders elect to invest in various investment options offered under the policy. Contract holders have the ability to take policy loans, which are secured by the policy, up to an amount specified in the policy. As of December 31, 2012, separate account investments funded through these agreements were held in the amount of $925,220,000 and are reported in separate account assets and liabilities on the consolidated balance sheets. Policy loans related to these separate accounts totaled $379,050,000 as of December 31, 2012, and were reported in policy loans on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees and interest on the policy loans issued to the contract holders.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Reserves and Annuity Account Values

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 1.0% to 10% during 2012, 1.25% to 10% during 2011, and from 1% to 10% during 2010. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of accumulated other comprehensive income or loss, net of applicable income taxes.

Policy reserves and annuity account values also include funding agreements of $884 million and $1.3 billion at December 31, 2012 and 2011, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. These agreements have call provisions that allow the holder of the debt the right to call the outstanding principal and interest if certain adverse conditions occur.

The Company offers fixed index annuity products with returns linked to the performance of certain indices. The fixed index annuity products also offer a guaranteed lifetime withdrawal benefit (GLWB) and GMDB. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Reinsurance Agreements

The Company utilizes reinsurance agreements to manage certain risks associated with the annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, settlement expenses, and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of balances where allowable by contract.

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets when there is uncertainty in the ability to realize their benefits.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Recognition of Revenues

Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the mortality and expense risk charges, policy administration charges, and surrender charges assessed against contract holder account balances during the period and are recognized as earned.

Commissions, support, and distribution fees include variable point-of-sale fees and asset-based fees that are generally based on a contractual fee as a percentage of assets and recognized when earned. Additionally, distribution fees also include fees received under marketing support arrangements for sales of mutual funds of other companies. These fees are accrued and paid on a monthly basis based on contractual agreements. Revenue-sharing fees represent amounts earned under agreements with the investment advisors and/or underwriters of both affiliated and unaffiliated mutual funds that are in the underlying variable annuities.

The Company evaluates the need for an allowance for accounts receivable that it believes it will not collect in full. There was no allowance for doubtful accounts at December 31, 2012 or 2011.

Reclassifications

In the prior year’s consolidated balance sheets, call options were reclassified out of other invested assets and repurchase agreements were reclassified out of other liabilities to conform to the current year’s presentation.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments

Fixed Maturities and Equity Securities

Information as to the amortized cost, gross unrealized gains and losses, OTTIs in other comprehensive income (OCI), and fair values of the Company’s portfolio of bonds and equity securities available for sale and bonds held to maturity is as follows:

	December 31, 2012 (Successor)
		Gross	Gross
	Amortized	Unrealized	Unrealized	OTTIs	Fair
	Cost	Gains	Losses	in OCI	Value
Available for sale	(In Thousands)
Bonds:
U.S. Treasury securities and other U.S. government corporations and agencies	$18,584	$588	$10	$–	$19,162
Obligations of government-sponsored enterprises	310,293	3,127	381	–	313,039
Corporate	2,250,927	131,801	10,455	–	2,372,273
Obligations of foreign governments	45,052	4,638	–	–	49,690
Municipal obligations	267,484	31,023	384	–	298,123
Commercial mortgage-backed	343,617	22,275	484	–	365,408
Residential mortgage-backed	419,202	25,229	69	2	444,360
Other mortgage-backed	140,747	5,948	68	–	146,627
Collateralized debt obligations	24,327	10,327	67	25	34,562
Other debt obligations	1,389,218	49,484	14,706	6	1,423,990
Total bonds	$5,209,451	$284,440	$26,624	$33	$5,467,234

Equity securities:
Financial	$15,354	$900	$24	$–	$16,230
Mutual fund	71,368	200	766	–	70,802
Government	38,778	–	–	–	38,778
Technology	915	–	135	–	780
Industrial	2,700	241	11	–	2,930
Warrants	272	58	63	–	267
Total equity securities	$129,387	$1,399	$999	$–	$129,787

Held to maturity
Bonds:
Corporate	$26,564	$2,568	$3	$–	$29,129
Other debt obligations	531,890	–	–	–	531,890
Total held to maturity	$558,454	$2,568	$3	$–	$561,019

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2011 (Successor)
		Gross	Gross
	Amortized	Unrealized	Unrealized	OTTIs	Fair
	Cost	Gains	Losses	in OCI	Value
	(In Thousands)
Available for sale
Bonds:
U.S. Treasury securities and other U.S. government corporations and agencies	$17,226	$666	$–	$–	$17,892
Obligations of government-sponsored enterprises	134,524	2,015	–	–	136,539
Corporate	1,330,121	32,363	30,241	–	1,332,243
Obligations of foreign governments	25,934	569	81	–	26,422
Municipal obligations	228,852	17,082	73	–	245,861
Commercial mortgage-backed	246,727	8,154	1,139	–	253,742
Residential mortgage-backed	873,548	26,719	1,015	–	899,252
Other mortgage-backed	453,375	8,478	177	–	461,676
Collateralized debt obligations	40,686	7,943	753	–	47,876
Other debt obligations	992,643	20,154	22,682	–	990,115
Total bonds	$4,343,636	$124,143	$56,161	$–	$4,411,618

Equity securities:
Financial	$10,353	$226	$295	$–	$10,284
Mutual fund	6,136	–	993	–	5,143
Technology	4,026	–	238	–	3,788
Government	66,568	–	–	–	66,568
Total equity securities	$87,083	$226	$1,526	$–	$85,783

Held to maturity
Bonds:
Corporate	$16,641	$156	$11	$–	$16,786
Other debt obligations	11,443	517	–	–	11,960
Total held to maturity	$28,084	$673	$11	$–	$28,746

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The amortized cost and fair value of bonds at December 31, 2012, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Available for Sale		Held to Maturity
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
	(In Thousands)

Due in one year or less	$21,759	$21,319	$9,222	$9,345
Due after one year through five years	491,491	504,417	778	775
Due after five years through ten years	1,303,207	1,388,498	4,968	5,051
Due after ten years	1,075,883	1,138,053	11,596	13,958
Mortgage-backed securities and other asset-backed securities	2,317,111	2,414,947	531,890	531,890
	$5,209,451	$5,467,234	$558,454	$561,019

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For bonds and equity securities with unrealized losses as of December 31, 2012 and 2011, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2012 (Successor)
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses
	(In Thousands)
Bonds, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$2,728	$10	$–	$–	$2,728	$10
Obligations of government-sponsored enterprises	47,352	375	318	6	47,670	381
Corporate	388,551	6,505	40,351	3,950	428,902	10,455
Municipal obligations	4,638	384	–	–	4,638	384
Commercial mortgage-backed	13,947	456	760	28	14,707	484
Residential mortgage-backed	6,415	15	1,749	56	8,164	71
Other mortgage-backed	4,358	68	–	–	4,358	68
Collateralized debt obligations	180	67	26	25	206	92
Other debt obligations	80,280	1,150	242,079	13,562	322,359	14,712
Total bonds, available for sale	$548,449	$9,030	$285,283	$17,627	$833,732	$26,657

Total equity securities available for sale	$2,443	$98	$7,712	$901	$10,155	$999

Total bonds held to maturity	$–	$–	$778	$3	$778	$3

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2011 (Successor)
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses
	(In Thousands)
Bonds, available for sale:
Corporate	$346,735	$17,578	$170,743	$12,663	$517,478	$30,241
Obligations of foreign governments	4,690	37	2,019	44	6,709	81
Municipal obligations	2,161	73	–	–	2,161	73
Commercial mortgage-backed	18,357	570	11,594	569	29,951	1,139
Residential mortgage-backed	72,507	1,004	4,916	11	77,423	1,015
Other mortgage-backed	3,161	18	21,151	159	24,312	177
Collateralized debt obligations	9,199	575	1,263	178	10,462	753
Other debt obligations	427,331	8,819	244,909	13,863	672,240	22,682
Total bonds, available for sale	$884,141	$28,674	$456,595	$27,487	$1,340,736	$56,161

Total equity securities available for sale	$6,137	$993	$5,965	$533	$12,102	$1,526

Total bonds held to maturity	$–	$–	$1,410	$11	$1,410	$11

As of December 31, 2012, the Company held $834 million in available-for-sale fixed maturity securities with unrealized losses of $26.7 million. The Company’s portfolio consists of fixed maturity securities where 88% are investment grade (rated AAA through BBB-). For those securities that have been in a loss position for less than 12 months, the Company holds 180 securities with a carrying value of $548 million and unrealized losses of $9.1 million. Of this portfolio, 92% were investment grade (rated AAA through BBB-) at December 31, 2012. For those securities that were in a continuous loss position greater than or equal to 12 months, the Company holds 71 securities with a carrying value of $285 million and unrealized losses of $17.6 million. Of this portfolio, 76% were investment grade (rated AAA through BBB-) at December 31, 2012. The Company does not believe any of the unrealized losses represent OTTIs at December 31, 2012.

As of December 31, 2011, the Company held $1,341 million in available-for-sale fixed maturity securities with unrealized losses of $56 million. The Company’s portfolio consists of fixed maturity securities where 90% are investment grade (rated AAA through BBB-). For those securities that have been in a loss position for less than 12 months, the Company holds 450 securities with a carrying value of $884 million and unrealized losses of $29 million. Of this portfolio, 91% were investment grade (rated AAA through BBB-) at December 31, 2011. For those securities that were in a continuous loss position greater than or equal to 12 months,

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

the Company holds 120 securities with a carrying value of $457 million and unrealized losses of $27 million. Of this portfolio, 86% were investment grade (rated AAA through BBB-) at December 31, 2011. The losses on these securities can primarily be attributed to weakness in overall economic activity. The Company does not believe any of the unrealized losses represent OTTIs at December 31, 2011.

The Company closely monitors those securities where impairment concerns may exist. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (3) for fixed maturity securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis, and in the case of equity securities, the Company’s ability and intent to hold the security to maturity or until it recovers in value; and (4) in the evaluation of the potential impairment of asset-backed securities, several factors are taken into account, including cash flow, collateral sufficiency, liquidity, and economic conditions. With respect to equity securities, the Company considers in its other-than-temporary impairment analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. Based upon this evaluation, it was determined that the Company has the ability and intent to hold these investments until a recovery of fair value. To the extent the Company determines that an equity security is deemed other-than-temporarily impaired, the difference between amortized cost and fair value is charged to earnings. The Company recognizes an other-than-temporary impairment of the difference between the amortized cost and fair value for debt securities in net income if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis. For debt securities that the Company does not expect to recover the amortized cost basis, does not plan to sell, and it is not more likely than not that the Company would be required to sell the security before recovery of the amortized cost basis, the other-than-temporary impairment is bifurcated. The credit portion of the loss is recognized in net income, and the noncredit portion is recognized in OCI.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset-backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity, prepayment speeds, and structural support, including subordination and guarantees.

An analysis of the credit losses recognized in earnings where a portion of the other-than-temporary impairment was recognized in OCI is as follows:

	Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)

Balance at beginning of period	$(497)	$(84)	$–	$(84,171)
Credit losses for which an other-than-temporary impairment was not previously recognized	(666)	(491)	(84)	(143)
Reduction for securities sold during the period or intended to be sold	–	82	–	28,106
Additional credit loss impairments on securities previously impaired	–	(4)	–	(12,669)
Reduction for securities adjusted for the adoption of the embedded credit derivative standard	–	–	–	5,447
Balance at end of period	$(1,163)	$(497)	$(84)	$(63,430)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Major categories of net investment income are summarized as follows:

	Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)

Interest on bonds, available for sale	$271,858	$207,256	$68,603	$99,745
Interest on bonds, trading	2,545	–	–	–
Interest on intercompany notes	32,388	20,928	13,983	20,110
Dividends on equity securities	3,373	3,145	1,417	1,612
Dividends on mutual funds	82	374	–	–
Interest on mortgage loans	2,774	421	154	244
Interest on mortgage loans, at fair value	3,831	–	–	–
Interest on policy loans	23,162	4,726	2,083	3,058
Interest on short-term investments	9,769	2,953	1,087	194
Other	30,275	41,909	4,630	7,297
Total investment income	380,057	281,712	91,957	132,260

Less:
Investment expenses	15,254	9,774	4,758	4,436
Ceded to reinsurer	6,911	–	–	–
Net investment income	$357,892	$271,938	$87,199	$127,824

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Proceeds from sales of bonds and equity securities available for sale and realized gains and losses are as follows:

	Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)

Proceeds from sales	$982,599	$1,096,595	$326,141	$243,455
Gross realized gains	35,637	14,955	3,232	11,541
Gross realized losses	3,835	1,836	2,952	4,596

During 2012 and 2011, the Company did not sell or transfer any held-to-maturity securities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Net realized/unrealized gains (losses), net of ceded reinsurance gains and associated amortization of deferred policy acquisition costs and VOBA, consist of the following:

	Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)
Realized gains (losses), available for sale:
Bonds	$32,135	$13,060	$(125)	$4,378
Equity securities	(333)	59	400	2,567
Other invested assets	1,354	(4)	–	–
Total realized gains	33,156	13,115	275	6,945

Realized gains, trading:
Bonds	3	–	–	–

Impairments:
OTTI of available-for-sale bonds	(5,982)	(495)	(253)	(17,781)
Portion of OTTIs recognized in OCI	32	–	6	4,588
OTTI of other invested assets	–	(308)	(112)	(1,560)
Total impairments	(5,950)	(803)	(359)	(14,753)

Other gains (losses):
Synthetic bonds	5,631	(3,879)	3,153	694
Call options	5,259	(4,372)	–	–
Mutual funds, affiliated	(62)	116	31	–
Bonds, trading	1,630	–	–	–
Mortgage loans, at fair value	(759)	–	–	–
Mutual funds, other than trading	–	590	(44)	(56)
Embedded derivative on reinsurance contracts	(706)	–	–	–
Other	–	–	–	(30)
Total other gains (losses)	10,993	(7,545)	3,140	608
	38,202	4,767	3,056	(7,200)

Net ceded reinsurance gains	(3)	–	–	–
Related impact on deferred policy acquisition costs and VOBA	(4,826)	(979)	(58)	(2,216)
Net realized/unrealized gains (losses)	$33,373	$3,788	$2,998	$(9,416)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

There were no outstanding agreements to sell securities at December 31, 2012 or 2011.

At December 31, 2012, the Company had securities and cash pledged with a market value of approximately $859 million, as collateral in relation to its structured institutional products, for the line of credit with FHLB (see Note 16) and the home office building (see Note 17).

At December 31, 2012, the Company had securities and cash pledged with a market value of approximately $598 million, as collateral in relation to its reinsurance agreements (see Note 9).

At December 31, 2012, available-for-sale bonds with a carrying amount of $4.3 million were held in joint custody with the various state insurance departments to comply with statutory regulations.

Mortgage Loans

Mortgage loans consist of commercial and officer residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its first lien residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows:

	December 31,
	2012	2011
	Successor	Successor
	(In Thousands)

Commercial mortgage loans	$184,286	$–
Commercial mortgage loans, at fair value (amortized cost of $195,478)	194,719	–
Residential mortgage loans	7,093	7,404
Total carrying cost	386,098	7,404
Valuation allowance	–	–
Net carrying value	$386,098	$7,404

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company periodically purchases mortgage loans as well as sells mortgage loans it has originated. The Company purchased $184,570,000 and sold no commercial mortgage loans during the year ended December 31, 2012. The Company purchased $3,907,000 and sold $3,907,000 of commercial mortgage loans during the year ended December 31, 2011. The Company issued $380,000 and sold no residential mortgage loans during the year ended December 31, 2012. The Company issued $200,000 and sold no residential mortgages loans during the year ended December 31, 2011.

The commercial mortgage loan portfolio consists primarily of nonrecourse, fixed rate mortgages on fully or near fully leased properties. Commercial mortgage loans represent a primary area of credit risk exposure.

The commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31, 2012
	Carrying Amount	Percent of Total
	Successor
	(In Thousands)
Geographic distribution
Middle Atlantic	$7,967	2%
East North Central	63,551	17%
West North Central	19,095	5%
South Atlantic	15,912	4%
West South Central	75,663	20%
Mountain	78,651	21%
Pacific	118,166	31%
Total	$379,005	100%

Property type distribution
Office	$67,233	18%
Retail	119,424	32%
Industrial	4,136	1%
Apartments	174,204	45%
Mixed use/other	14,008	4%
Total	$379,005	100%

The first lien residential mortgages are concentrated in the United States.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating model. The Company’s internal rating analysis presents expected losses in terms of a Standard & Poor’s (S&P) bond equivalent rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the internal ratings downwards with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list”. Among the criteria that would indicate a potential problem are imbalances in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

The Company’s commercial mortgage loan portfolio by credit risk at December 31, 2012, was as follows:

Brick and
Mortar
Successor
(In Thousands)

A– and above	$353,978
BBB + thru BBB –	17,544
BB + thru BB –	7,483
B + and below	–
Total carrying value	$379,005

The residential mortgage loan portfolio is monitored based on performance of the loans. The Company defines nonperforming residential mortgage loans as loans which are 90 days or greater delinquent or on nonaccrual status. All of the residential first lien mortgage loans were performing as of December 31, 2012 and 2011.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Commercial and residential mortgage loans are placed on nonaccrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on nonaccrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. There were no commercial or residential mortgage loans on nonaccrual status at December 31, 2012.

The Company reviews the commercial mortgage loan portfolio and analyzes the need for a valuation allowance. The Company did not have a valuation allowance as of December 31, 2012 and 2011, on the commercial or residential mortgage portfolios.

Repurchase Agreements

The Company engages in reverse repurchase agreements to increase its return on investments and improve liquidity. Under reverse repurchase agreements, the Company purchases securities and agrees to sell substantially the same securities as those purchased. The Company’s policy requires that, at all times during the term of the reverse repurchase agreement, cash or other collateral types provided is sufficient to allow the counterparty to fund substantially all of the cost of purchasing replacement assets. As of December 31, 2012 and 2011, the Company had $572,966,000 and $326,011,000, respectively, in reverse repurchase agreements.

The Company also enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the Company repays the loan amount along with the additional agreed-upon interest, and the securities pledged are released from collateral. The Company’s policy requires that, at all times during the term of the repurchase agreement, cash or other collateral types provided is sufficient to fund substantially all of the cost of purchasing replacement assets. The carrying value of the securities pledged for the repurchase agreements was $318,671,000 and $66,775,000 as of December 31, 2012 and 2011, respectively. The repurchase obligation was $304,570,000 and $66,775,000 as of December 31, 2012 and 2011, respectively, and is included in repurchase agreements in the consolidated balance sheets. Accrued interest of $43,000 and $12,000 as of December 31, 2012 and 2011, respectively, was included in accrued investment income in the balance sheet.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the contract. The Company’s exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments. The Company believes the counterparties to the repurchase and reverse repurchase agreements are financially responsible and the counterparty risk is minimal as of December 31, 2012.

3. Derivative Instruments

The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk and equity market risk associated with assets held and liabilities incurred or expected to be incurred. Derivative instruments are also used to change the characteristics of the Company’s asset/liability mix to be consistent with the Company’s risk management strategy. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.

The Company recognizes all derivative financial instruments, such as interest rate swaps, call options, and embedded derivatives, in the consolidated financial statements at fair value with appropriate adjustments to fair value for counterparty nonperformance risk, regardless of the purpose or intent for holding the instrument.

The Company sells fixed indexed deferred annuity contracts, which guarantee the return of principal to the policyholder and credit interest based on a percentage of the gain in a specified market index. Most of the premium received is invested in investment grade fixed income securities, and a portion is used to purchase derivatives consisting of one-year or five-year call options on the applicable markets to fund the index credits due to the index annuity policyholders. On the respective anniversary dates of the indexed annuity contracts, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting under ASC 815.

The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Derivative Instruments (continued)

The Company has certain variable annuity GLB products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC, and embedded derivatives accounted for under the Derivatives and Hedging and Fair Value Measurements and Disclosures Topics of the FASB ASC. The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.

In addition, the Company has entered into two coinsurance with funds withheld arrangements, one with Guggenheim Life and Annuity Company (GLAC), an affiliate, and one with an unaffiliated company (see Note 9). Under ASC 815, the Company’s reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld liability has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld liability is equal to the value of the unrealized gain or loss on the segregated assets.

The fair value of interest rate swaps is included in other liabilities on the consolidated balance sheets. The fair value of the equity call options is included in call options on the consolidated balance sheets. The fair value of the embedded derivative financial instruments is included in policy reserves and annuity account values on the consolidated balance sheets. The fair value of the embedded derivative within the coinsurance funds withheld arrangements is included in the funds withheld liability on the consolidated balance sheets.

Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Derivative Instruments (continued)

The notional amounts and maximum amount of loss due to credit risk (fair value) that the Company would incur if parties to the call options failed completely to perform according to the terms of the contracts as of December 31 are as follows:

			2012
Counterparty	Credit Rating (S&P)	Credit Rating (Moody’s)	Notional Amount	Fair Value
			Successor
			(In Thousands)

Barclay’s	A+	A1	$ 88,250	$ 1,239
Bank of America	A	A3	865,500	15,759
JP Morgan	A+	NR	912,200	14,829
Royal Bank of Scotland	A-	Baa1	988,100	95,747
Societe Generale	A	A2	480,350	7,587
			$3,334,400	$ 135,161

			2011
Counterparty	Credit Rating (S&P)	Credit Rating (Moody’s)	Notional Amount	Fair Value
			Successor
			(In Thousands)

Barclay’s	A	A1	$ 75,300	$ 993
Bank of America	A-	A3	338,650	5,849
JP Morgan	A-	Aa3	371,800	5,290
			$ 785,750	$ 12,132

Collateral posted by counterparties at December 31, 2012 and 2011, applicable to derivative instruments was $33,580,000 and $0, respectively, and is reflected in the consolidated balance sheets in cash and cash equivalents. The obligation to repay the collateral is reflected in the consolidated balance sheets in other liabilities. In addition, the Company has entered into a tri-party arrangement with a counterparty whereby collateral is posted to and held by a third party. At December 31, 2012 and 2011, collateral posted by the counterparty under the tri-party arrangement was $94,419,000 and $0, respectively, which is not reflected in the financial statements.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Derivative Instruments (continued)

The Company has entered into fixed-to-float interest rate swaps which are contracts with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based on London Interbank Offered Rate (LIBOR). Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. The Company uses interest rate swaps to effectively modify fixed rate bonds into floating rate investments based on LIBOR.

Details regarding the interest rate swaps as of December 31 are as follows:

				2012
Counterparty	Maturity Date	Pay Rate	Receive Rate	Notional Amount	Fair Value
				Successor
				(In Thousands)

JP Morgan	9/30/2013	4.805%	0.362%	$ 5,000	$ (163)
JP Morgan	10/1/2013	4.654%	0.360%	6,000	(186)
				$ 11,000	$ (349)

				2011
Counterparty	Maturity Date	Pay Rate	Receive Rate	Notional Amount	Fair Value
				Successor
				(In Thousands)

FHLB	5/15/2012	5.720%	0.457%	$ 5,000	$ (92)
JP Morgan	9/30/2013	4.805%	0.576%	5,000	(331)
JP Morgan	10/1/2013	4.654%	0.372%	6,000	(386)
				$ 16,000	$ (809)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Derivative Instruments (continued)

The fair value of the Company’s derivative financial instruments classified as assets and liabilities in the consolidated balance sheets as of December 31 is as follows:

	Derivative Asset		Derivative Liability
	2012	2011	2012	2011
	Successor
	(In Thousands)

Interest rate swaps	$–	$–	$349	$809
Call options	135,161	12,132	–	–
Embedded derivatives:
GMWB and GMAB reserves	–	–	12,174	12,982
Fixed index annuity contracts	–	–	265,635	109,530
Reinsurance contract	–	–	706	–
Total derivative financial instruments	$135,161	$12,132	$278,864	$123,321

The Company’s derivative financial instruments are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. The changes in the market value of the interest rate swaps are included in net investment income on the consolidated statements of operations. The changes in the market value of the call options are included in net realized/unrealized gains (losses) on the consolidated statements of operations. The changes in the market value of the embedded derivatives for the GMWB and GMAB reserves and fixed index annuity contracts are included in interest credited to account balances on the consolidated statements of operations. The change in the fair value of the embedded derivative within the coinsurance funds withheld arrangement is included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Derivative Instruments (continued)

The following table shows the change in the fair value of the derivative financial instruments in the consolidated statements of operations.

	Year Ended December 31, 2012 (Successor)	Year Ended December 31, 2011 (Successor)	July 31, 2010 Through December 31, 2010 (Successor)	January 1, 2010 Through July 30, 2010 (Predecessor)
	(In Thousands)

Interest rate swaps	$460	$464	$23	$(359)
Call options	5,259	(4,372)	–	–
Embedded derivatives:
GMWB and GMAB reserves	808	(1,793)	1,534	1,899
Fixed index annuity contracts	42,398	(3,602)	–	–
Reinsurance contract	(706)	–	–	–
Total change in derivative financial instruments	$48,219	$(9,303)	$1,557	$1,540

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs

The following table summarizes the components of deferred policy acquisition costs:

	December 31
	2012	2011
	Successor	Successor
	(In Thousands)

Deferred policy acquisition costs	$67,933	$91,363
Unearned premium liability	(2,324)	–
Deferred selling commissions	1,244	799
Balance at end of year	$66,853	$92,162

An analysis of the deferred policy acquisition cost asset balance (excluding the value of business acquired, deferred broker/dealer commissions, and net of unearned profit liability) is presented below:

	Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)

Balance at beginning of period	$91,363	$5,042	$–	$291,313
Cost deferred during the period	73,860	90,433	6,161	10,883
Imputed interest	3,346	3,649	70	–
Amortized to expense during the period	(31,678)	(6,317)	(1,298)	(31,528)
Effect of realized (gains) losses on amortization of deferred policy acquisition costs	(3,373)	(437)	3	(2,216)
Effect of unrealized (gains) losses	(34,530)	(1,007)	106	(58,664)
Effects of reinsurance agreement (see Note 9)	(31,055)	–	–	–
Other	–	–	–	(187)
Balance at end of period	$67,933	$91,363	$5,042	$209,601

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs (continued)

The Company would have deferred costs of $86,243,000 for the year ended December 31, 2012, based on assumptions utilized prior to the adoption of ASU 2010-26.

Included in deferred policy acquisition costs prior to July 31, 2010, was the present value of future profits (PVFP). PVFP reflected the estimated fair value of acquired business and represented the acquisition cost that was allocated to the value of future profits from insurance contracts existing at the date of acquisition. Such value was the present value of the actuarially determined projected net profits from the acquired insurance contracts. The PVFP related to reinsurance assumed in 2000 and 2003.

PVFP was amortized over the expected lifetime of the acquired insurance business in force in a manner consistent with amortization of deferred policy acquisition costs. An analysis of the PVFP asset account is presented below:

January 1, 2010 Through July 30, 2010 Predecessor
(In Thousands)

Balance at beginning of year	$47,895
Imputed interest	3,169
Amortization	(8,351)
Balance at end of year	$42,713

The Company has not capitalized or amortized any PVFP during the years ended December 31, 2012 and 2011, nor the period from July 31, 2010 through December 31, 2010.

As a result of the coinsurance agreement entered into on December 31, 2012 (see Note 9), the Company recorded an unearned premium liability in the amount of $2,324,000, which is being amortized over the estimated life of the business reinsured, in relation to estimated gross profits. The unearned premium liability and related accumulated amortization are reported as a component of deferred policy acquisition costs on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs (continued)

As a result of a reinsurance transaction entered into in 2007, the Company recorded an unearned profit liability that was being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The unearned profit liability and related accumulated amortization were reported as a component of deferred policy acquisition costs on the consolidated balance sheets prior to July 31, 2010.

An analysis of the unearned premium liability and associated amortization is presented below:

	Year Ended December 31, 2012 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)

Balance at beginning of year	$–	$(72,058)
Unearned premium liability	(2,324)	–
Amortization	–	11,234
Balance at end of year	$(2,324)	$(60,824)

The Company has not capitalized or amortized any unearned premium liability during the year ended December 31, 2011, nor the period from July 31, 2010 through December 31, 2010.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs (continued)

For certain mutual fund share classes that do not have a front-end sales charge, the Company pays a selling commission to the selling broker-dealer. The Company accounts for these charges under the cost deferral method of accounting for distributors of mutual funds. The selling commissions are capitalized and amortized based on the revenue stream of contingent deferred sales charges and distribution fees. An analysis of deferred selling commissions is presented below:

	Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)

Balance at beginning of period	$799	$250	$–	$3,195
Costs deferred during the period	652	649	268	565
Amortization	(207)	(100)	(18)	(753)
Balance at end of period	$1,244	$799	$250	$3,007

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

 5. Deferred Sales Inducements

An analysis of the deferred sales inducement costs asset balance is presented below:

	Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)

Balance at beginning of period	$86,828	$–	$83,748
Costs deferred (charged back) during the period	229,657	85,684	(236)
Imputed interest	6,375	–	–
(Amortization) accretion	(18,385)	1,144	(9,332)
Effects of reinsurance agreement (see Note 9)	(1,276)	–	–
Balance at end of period	$303,199	$86,828	$74,180

There were no deferred sales inducements capitalized during the period July 31, 2010 through December 31, 2010.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

6. Value of Business Acquired

As a result of the Transaction entered into during 2010 (see Note 1), the Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below:

	December 31		July 31, 2010 Through December 31,
	2012 Successor	2011 Successor	2010 Successor
	(In Thousands)

Balance at beginning of period	$44,405	$53,792	$ −
Value of business acquired recognized during the period	−	−	53,982
Interest imputed for period	2,642	3,056	1,359
Amortized to expense during the period	(7,477)	(7,968)	(3,518)
Effect of realized gains	(1,453)	(542)	(61)
Effect of unrealized (gains) losses	(4,893)	(3,933)	2,030
Balance at end of period	$33,224	$44,405	$53,792

The weighted average amortization period is 22 years for VOBA.

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands):

2013	$4,226
2014	3,299
2015	2,660
2016	2,451
2017	2,338

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows (in thousands):

	Pre-Tax	Tax	After-Tax
Predecessor
Other comprehensive income for the period ended July 30, 2010:
Unrealized gains on available-for-sale securities	$151,758	$(56,499)	$95,259
Reclassification adjustment for gains included in net income	(5,337)	1,150	(4,187)
OTTI losses recognized in earnings	19,341	(6,223)	13,118
OTTI losses recognized in other comprehensive income	(4,588)	1,606	(2,982)
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs and value of business acquired	(60,880)	21,308	(39,572)
Policy reserves and annuity account values	(3,777)	1,322	(2,455)
Total other comprehensive income for the period ended July 30, 2010	$96,517	$(37,336)	$59,181

Successor
Other comprehensive loss for the period ended December 31, 2010:
Unrealized losses on available-for-sale securities	$(3,540)	$925	$(2,615)
Reclassification adjustment for gains included in net income	(217)	(335)	(552)
OTTI losses recognized in earnings	365	(89)	276
OTTI losses recognized in other comprehensive income	(6)	2	(4)
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs and value of business acquired	2,076	(726)	1,350
Total other comprehensive loss for the period ended December 31, 2010	$(1,322)	$(223)	$(1,545)

Other comprehensive income for the year ended December 31, 2011:
Unrealized gains on available-for-sale securities	$82,509	$(27,685)	$54,824
Reclassification adjustment for gains included in net income	(12,136)	4,089	(8,047)
OTTI losses recognized in earnings	803	(173)	630
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs and value of business acquired	(5,919)	2,072	(3,847)
Total other comprehensive income for the year ended December 31, 2011	$65,257	$(21,697)	$43,560

Other comprehensive income for the year ended December 31, 2012:
Unrealized gains on available-for-sale securities	$218,570	$(69,868)	$148,702
Reclassification adjustment for gains included in net income	(28,330)	9,670	(18,660)
OTTI losses recognized in earnings	5,982	(2,094)	3,888
OTTI losses recognized in other comprehensive income	(32)	11	(21)
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs and value of business acquired	(44,249)	15,487	(28,762)
Policy reserves and annuity account values	(22,571)	7,900	(14,671)
Total other comprehensive income for the year ended December 31, 2012	$129,370	$(38,894)	$90,476

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Other Comprehensive Income (Loss) (continued)

Accumulated Other Comprehensive Income

Unrealized Gains (Losses) on Available- for-Sale Securities
(In Thousands)
Predecessor
Accumulated other comprehensive loss at January 1, 2010	$(147,189)
Cumulative effect of change in accounting for embedded credit derivative (see Note 1)	10,153
Other comprehensive income	50,250
Amounts reclassified from accumulated other comprehensive income	8,931
Accumulated other comprehensive loss at July 30, 2010	$(77,855)

Successor
Other comprehensive loss	$(1,269)
Amounts reclassified from accumulated other comprehensive income	(276)
Accumulated other comprehensive loss at December 31, 2010	(1,545)

Other comprehensive income	50,977
Amounts reclassified from accumulated other comprehensive income	(7,417)
Accumulated other comprehensive income at December 31, 2011	42,015

Other comprehensive income before reclassifications	105,248
Amounts reclassified from accumulated other comprehensive income	(14,772)
Accumulated other comprehensive income at December 31, 2012	$132,491

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Employee Benefit Plans

Certain employees of the Company are covered by a qualified, noncontributory, defined-benefit pension plan sponsored by SBC and certain of its affiliates. Benefits are based on years of service and an employee’s highest average compensation over a period of five consecutive years during the last ten years of service. During 2007, the SBC pension plan was frozen, at which point all benefits earned under the pension plan were frozen with no additional benefits eligible to be earned. If an employee was not fully vested as of July 1, 2007, vesting service continued and will continue until the employee is vested or employment ceases. This event was accounted for as a plan curtailment by SBC. In addition, the Company provided a transition benefit for eligible employees based upon age and years of pension benefit service. The transition contribution was paid over a five-year period from 2007 to 2012. The transition period ended June 30, 2012.

Pension cost for the year is allocated to each sponsoring company. Separate information disaggregated by the sponsoring employer company is not available on the components of pension cost or on the funded status of the plan.

The Company participates in a profit-sharing and savings plan for which substantially all employees are eligible. Company contributions to the profit-sharing and savings plan charged to operations were $810,000 and $763,000 for the years ended December 31, 2012 and 2011, respectively; $183,000 and $322,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively, and are included in the consolidated statements of operations in commissions and other operating expenses.

Incentive compensation expense amounted to $6,570,000 and $5,002,000 for the years ended December 31, 2012 and 2011, respectively, and $921,000 and $1,568,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively, and are included in the consolidated statements of operations in commissions and other operating expenses.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Reinsurance

Principal reinsurance assumed transactions for the periods ended are summarized as follows:

			July 31, 2010	January 1, 2010
	Year Ended	Year Ended	Through	Through
	December 31,	December 31,	December 31,	July 30,
	2012	2011	2010	2010
	Successor	Successor	Successor	Predecessor
	(In Thousands)
Reinsurance assumed:
Premiums received	$38,584	$16,194	$7,854	$11,817
Commissions paid	$16,075	$2,039	$877	$1,300
Claims paid	$6,003	$4,346	$1,708	$3,228
Surrenders paid	$93,176	$95,866	$41,463	$61,602

Principal reinsurance ceded transactions are summarized as follows:

	Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)
Reinsurance ceded:
Premiums paid	$54,912	$31,015	$14,612	$16,249
Commissions received	$17,093	$3,319	$1,700	$1,988
Claim recoveries	$23,390	$25,170	$14,354	$16,177
Surrenders recovered	$126,279	$122,738	$60,966	$88,390

Effective August 1, 2012, the Company entered into a coinsurance agreement with a nonaffiliated entity for certain individual fixed annuity contracts having reserves of $494.5 million. At the same time, the Company entered into an indemnity retrocession agreement through a coinsurance funds withheld agreement with GLAC whereby the Company ceded and GLAC assumed the same individual fixed annuity contracts. Under this agreement, the Company established a funds withheld liability of $494.5 million at the inception of the contract. In addition, the coinsurance agreement provided for a ceding commission of $12.5 million, which was also ceded to GLAC.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Reinsurance (continued)

In addition, on August 1, 2012, the Company entered into an assumption agreement to assume the previously mentioned fixed annuity contracts. As of December 31, 2012, none of the fixed annuity contracts have been assumed under the assumption agreement. The fixed annuity contracts will continue to be covered under the indemnity retrocession agreement with GLAC once the contracts are assumed under the assumption agreement.

Effective December 31, 2012, the Company reinsured, through a 100% coinsurance agreement, a block of approximately 31,000 individual fixed annuity contracts having reserves of $1,725.6 million. The Company recorded an unearned premium liability of $2.3 million, which is being amortized over the estimated life of the business reinsured, in relation to estimated gross profits (see Note 4). Under this coinsurance agreement, the Company established a funds withheld liability of $1,691.0 million until certain assets, having total fair value equal to the statutory reserves, are transferred to the reinsurer. The segregated assets associated with this coinsurance agreement were subsequently transferred to the reinsurer in February 2013 in satisfaction of the funds withheld liability.

As of December 31, 2012, the value of the Company’s funds withheld liability under the reinsurance agreements was $2,212.8 million, including an embedded derivative with a fair value of $706,000.

At December 31, 2012 and 2011, the Company had receivables totaling $2,785.3 million and $531.2 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Life insurance in force ceded at December 31, 2012 and 2011, was $2,944.9 million and $3,096.1 million, respectively.

10. Guaranteed Benefit Features

The Company offers variable annuity contracts for which investment income and gains and losses on separate account investments accrue directly to, and investment risk is borne by, the contract holder. As part of these variable annuity contracts, the Company provides guarantees for the benefit of the annuity contract holder. The primary guarantees provided to variable annuity contract holders are the GMDB, GMAB, GMWB, and GMIB.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

The GMDB provides a specific minimum return upon death. The Company offers six primary GMDB types on its variable annuity products:

•	Return of premium death benefit provides the greater of account value or total deposits to the contract less any reductions due to partial withdrawals.

•
Reset provides the greater of a return of premium death benefit or the account value at the most recent five-year anniversary before the contract holder’s age specified birthday (this age varies by product), adjusted for withdrawals.

•	Roll-up death benefit provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated generally at a 5% interest rate up to the earlier of an age specified in the contract (varies by product) or 200% of adjusted premiums.

•
Step-up death benefit provides the greater of a return of premium death benefit or the largest account value on a specified policy anniversary that occurs prior to a specified age adjusted for withdrawals. Currently, the Company offers products where the specified policy anniversary is annual, four-year, five-year, or six-year. For most contracts, the GMDB locks in at an age specified in the contract (this age varies by product).

•
Enhanced death benefit provides the greater of a return of premium death benefit or the contract value plus the lesser of 50% of the contract gain or 50% of adjusted premiums. For policies issued to persons older than 70, the enhancement is 25% of the contract gain or 25% of adjusted premiums.

•	Combo death benefit provides the greater of an annual step-up, roll-up, and/or enhanced death benefit.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts:

	2012 (Successor)			2011 (Successor)
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)

Return of premium	$1,764	$36	63	$1,786	$62	63
Reset	123	1	56	119	3	55
Roll-up	183	68	66	186	76	65
Step-up	3,524	99	64	3,322	184	64
Combo	139	37	70	143	47	69
Subtotal	5,733	241	64	5,556	372	63

Enhanced	6	–	66	12	1	66
Total GMDB	$5,739	$241	64	$5,568	$373	63

The liability for GMDBs on variable annuity contracts reflected in the general account as of December 31, 2012 and 2011, was $19,381,000 and $24,095,000, respectively. The liability for GMIBs on variable annuity contracts reflected in the general account as of December 31, 2012 and 2011, was $8,244,000 and $9,151,000, respectively. The liability for GMWBs and GMABs on variable annuity contracts reflected in the general account as of December 31, 2012 and 2011, was $12,174,000 and $12,982,000, respectively.

The Company’s GMDB and GMIB reserves, accounted for pursuant to ASU 944, Financial Services – Insurance, are equal to the current benefit ratio multiplied by the cumulative assessments less cumulative excess death benefit payments plus accrued interest. The current benefit ratio is equal to the present value of actual and expected excess payments divided by the present value of actual and expected assessments. Separate benefit ratios are maintained for GMDB and GMIB.

The Company recalculates its GMDB, GMWB, GMAB, and GMIB reserves at each reporting date, and the resulting change in liability is recognized in the consolidated statements of operations as other benefits. The Company regularly reviews the assumptions used in the GMDB, GMWB, and GMIB reserve calculations and adjusts the assumptions as actual experience or other evidence suggests that earlier assumptions should be unlocked. The Company’s ASU 944 reserve calculation uses the same assumptions as those used in its deferred policy acquisition cost model.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

The following assumptions were used to determine the GMDB and GMIB reserves on the variable annuity products as of December 31, 2012 and 2011:

•	Data used was based on a combination of historical numbers and future projections involving 500 stochastic scenarios.

•	Mean long-term gross blended separate account growth rate is 8.5%.

•	Long-term equity volatility is 18%.

•	Long-term bond volatility is 5%.

•	Mortality is 100% of Annuity 2000 table.

•	Asset fees are equal to fund management fees and product loads (vary by product).

•	Discount rate is equivalent to the credited rate (varies by product).

•	Lapse rates vary by product and duration.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

The following assumptions were used to determine the GMWB and GMAB reserves on the variable annuity products classified under ASC 820 as of December 31, 2012 and 2011:

•	Data used was based on current market conditions and projections involving 1,000 risk-neutral stochastic scenarios.

•	Mortality is 100% of Annuity 2000 table

•	Asset fees are equal to fund management fees and product loads (vary by product).

•	Current volatility surface (3 months to 5 years) of 17% graded to 24% at year 5 for 2012 and 26% graded to 29% at year 5 for 2011, graded to the long-term average of 18% at end of projection year 60.

•	Discount rate used is the current swap curve plus an option-adjusted spread from the Merrill Lynch corporate insurance bond index with similar financial strength ratings.

•	Policyholder lapse rates are set to 95% of the assumed base lapses.

The GLWB associated with the fixed index annuity provides guaranteed lifetime periodic withdrawals to the contract holder. The annual withdrawal amount guaranteed is based on a specified percentage of the GLWB benefit base. The following assumptions were used to determine the GLWB benefit base:

•
The GLWB benefit base at contract issue is equal to the initial account value and at each policy anniversary is the greater of account value or the prior anniversary benefit base accumulated generally at a fixed interest rate or fixed interest rate plus the credited rate, adjusted for non-GLWB withdrawals and additional deposits. The roll-up term of the benefit base is the lesser of 10 years or attained age 85 and may be extended for another 10 years up to attained age 85 if the contract holder’s attained age at the 10th policy anniversary is no greater than 80.

•	The roll-up stops when the GLWB lifetime withdrawals start.

•	The specified withdrawal percentage is based on the attained age of the contract holder on the start date of the GLWB lifetime withdrawals.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

The GMDB associated with the fixed index annuity provides a minimum death benefit equal to the lesser of the GMDB benefit base or 300% of premium deposits adjusted for withdrawals. The GMDB benefit base at contract issue is equal to the initial account value and at each policy anniversary is the greater of account value or the prior anniversary benefit base accumulated generally at a fixed interest rate plus the credited rate, adjusted for withdrawals and additional deposits. The roll-up term of the benefit base is the lesser of 10 years or attained age 80, but no less than 5 years. The roll-up may be extended for another 10 years up to attained age 80 if the contract holder’s attained age at the 10th policy anniversary is no greater than 80.

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed indexed annuity contracts with GMDB invested in the general account:

	December 31
	2012 (Successor)			2011 (Successor)
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)

Rollup GMDB	$ 237	$ −	70	$ −	$ −	–

The liability for GLWB on the fixed index annuity contracts reflected in the general account as of December 31, 2012, was $56,280,000, and the liability for GMDB on the fixed index annuity contracts reflected in the general account as of December 31, 2012, was $770,000. These liabilities are included in policy reserves and annuity account values on the consolidated balance sheets.

The following assumptions were used to determine the GLWB reserves on the fixed index annuity product as of December 31, 2012:

•	Data used was based on a combination of historical numbers and future projections involving 200 stochastic scenarios.

•	Long-term equity volatility is 18%.

•	Long-term bond volatility is 5%.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Guaranteed Benefit Features (continued)

•	Mortality is 80% of Annuity 2000 table.

•	Discount rate is the credited rate before the exhaustion of account value and is the general account gross earned rate net of investment expense after the exhaustion of account value.

•	Lapse rates vary by duration.

The following assumptions were used to determine the GMDB reserves on the fixed index annuity product as of December 31, 2012:

•	Data used was based on a combination of historical numbers and future projections involving 200 stochastic scenarios.

•	Long-term equity volatility is 18%.

•	Long-term bond volatility is 5%.

•	Mortality is 100% of Annuity 2000 table.

•	Discount rate is equivalent to the credited rate.

•	Lapse rates vary by duration.

11. Income Taxes

For the years ended December 31, 2012 and 2011, and the period from July 31, 2010 to December 31, 2010, the Company filed separate federal income tax returns. For the periods July 30, 2010 and prior, the Company filed a consolidated life/non-life federal income tax return with SBMHC. Income taxes were allocated to the Company as if it filed a separate return. With few exceptions, SBMHC is no longer subject to U.S. federal and state examinations by tax authorities for years before 2009. The Internal Revenue Service is not currently examining any of SBMHC’s and SBL’s federal tax returns.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Income Taxes (continued)

The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such deferred income taxes relate principally to reserves, deferred policy acquisition costs, VOBA, and unrealized capital gains and losses on bonds available for sale.

As of December 31, 2012 and 2011, the Company has $1.5 million and $5.8 million, respectively, of gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses. The Company recorded interest expense for unrecognized tax benefits of $269,000 and $0 interest for the years ended December 31, 2012 and 2011, respectively; $32,000 and $274,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively. The Company recorded a liability of $364,000 and $633,000 at December 31, 2012 and 2011, respectively.

Income tax expense consists of the following:

	Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)

Current tax expense	$91,335	$6,905	$7,905	$30,267
Deferred tax (benefit) expense	(55,490)	16,038	2,634	(21,795)
Income tax expense	$35,845	$22,943	$10,539	$8,472

From a tax return perspective, the Company has $236.5 million of operating loss carryforwards. Based on the Internal Revenue Code (IRC) Section 382 limitation calculation related to the acquisition Transaction described in Note 1, the Company’s use of these net operating carryforwards is limited to $12 million per year. The Company believes they will be able to utilize the tax benefits associated with the net operating loss carryforwards. The Company on a consolidated tax return basis through July 30, 2010, had the ability to reduce its current tax liability by the use of nonlife affiliate losses and credits.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Income Taxes (continued)

The Company also has net operating loss carryforwards in multiple states of approximately $5 million that will expire between 2014 and 2030. Due to unitary filing requirements, the Company does not expect to recognize carryforwards expiring in the next five years.

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows:

	Year Ended December 31, 2012 Successor	Year Ended December 31, 2011 Successor	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor
	(In Thousands)
Federal income tax expense computed at statutory rate	$52,657	$42,568	$10,808	$3,654
Increases (decreases) in taxes resulting from:
Valuation allowance	(16,644)	(12,590)	2,729	4,800
Dividends received deduction	(3,317)	(3,540)	(2,790)	(222)
Credits	(473)	(473)	(110)	(134)
Change in uncertain tax positions	3,900	–	–	–
Prior period adjustments	226	(1,967)	–	–
Other	(504)	(1,055)	(98)	374
Income tax expense	$35,845	$22,943	$10,539	$8,472

“Credits” in the above table primarily result from foreign tax credits. “Other” in the table above includes tax-exempt interest and other tax-exempt earnings, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following:

	December 31
	2012	2011
	Successor	Successor
	(In Thousands)
Deferred income tax assets:
Future policy benefits	$225,077	$84,263
Net operating loss	352	393
Deferred loss on investments	115,590	148,219
Credit carryover	6,292	6,292
Net unrealized capital loss on investments	6,368	18,411
Other	9,358	8,146
Total deferred income tax assets	363,037	265,724
Valuation allowance	(128,789)	(145,474)
Net deferred income tax assets	234,248	120,250

Deferred income tax liabilities:
Deferred policy acquisition costs	114,492	51,043
Value of business acquired	11,628	15,542
Net unrealized capital gain on investments	84,094	41,314
Depreciation	7,924	7,592
Deferred gain on investments	9,142	18,868
Other	14,607	10,126
Total deferred income tax liabilities	241,887	144,485
Net deferred income tax liabilities	$(7,639)	$(24,235)

The oldest carryover will expire in 2022, and relates to low-income housing tax credits.

In connection with the Transaction, the tax basis of all assets and liabilities were retained from the predecessor to the successor, subject to certain limitations previously discussed.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Income Taxes (continued)

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. As of December 31, 2012 and 2011, the Company recorded a $81.8 million and $69.9 million valuation allowance, respectively, on capital losses that management believes will not be realizable in the foreseeable future, as capital losses must be used against capital gains within five years. In addition, as of December 31, 2012 and 2011, the Company recorded a valuation allowance of $17.2 million and $40.8 million, respectively, against a deferred tax loss that it does not expect will be recovered. Further, as of December 31, 2012 and 2011, the Company established a valuation allowance of $29.7 million and $34.8 million, respectively, against unrealized built-in losses that are limited under IRC Section 382.

12. Business Combinations

On July 30, 2010, GSBCH acquired all of the outstanding capital stock of SBC (see Note 1). The aggregate purchase price of SBC was $404 million. Eligible policyholders of the Company received, in the aggregate, $20 million in exchange for their membership interest in SBMHC, and the remaining amounts represented cash contributed to SBC, a portion of which was contributed to the Company.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Business Combinations (continued)

The following table summarizes the allocation of the purchase price of SBC to the Company, which was generally based upon estimated fair values of the Company’s assets acquired and liabilities assumed at the date of acquisition (in thousands):

Investments	$3,641,585
Note receivable from affiliate	740,752
Cash and cash equivalents	410,568
Intangible assets not subject to amortization:
Licenses	2,500
Intangible assets subject to amortization:
Developed technology	500
VOBA	53,982
Property and equipment	53,624
Other assets	745,353
Separate account assets	4,713,721
10,362,585
Policy reserves and annuity account values	4,860,853
Long-term debt	120,527
Mortgage debt	37,465
Other liabilities	159,527
Separate account liabilities	4,713,721
Net assets acquired	$470,492

The Company recognized a prior period adjustment associated with the deferred income tax asset recognized as of the date of the Transaction. In accordance with ASC 805, Business Combinations, the Company was allowed to make adjustments to the new basis of the assets and liabilities for one year after the Transaction date. As a result of reevaluating the calculation of the IRC section 382 limitation during 2011, the Company reduced deferred income tax assets and current income taxes payable with a net reduction in contributed capital at the Transaction date by $19,702,000. This also resulted in an increase in current tax expense of $1,147,000 for the consolidated statement of operations period from July 31, 2010 through December 31, 2010.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Intangible Assets

An analysis of intangible asset balances is presented below for the periods presented:

	Trademarks, Trade Names, and Licenses	Developed Technology	Total
	(In Thousands)
Successor
Balance at July 31, 2010	$–	$–	$–
Recognized during the period	2,500	500	3,000
Amortization	–	(42)	(42)
Balance at December 31, 2010	2,500	458	2,958
Amortization	–	(100)	(100)
Balance at December 31, 2011	2,500	358	2,858
Amortization	–	(100)	(100)
Balance at December 31, 2012	$2,500	$258	$2,758

The following summarizes amortizable intangible assets:

	December 31, 2012 (Successor)		December 31, 2011 (Successor)
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
	(In Thousands)

Developed technology	$500	$242	$500	$142
Total	$500	$242	$500	$142

Intangible assets subject to amortization include developed technology. Intangible assets not subject to amortization include licenses related to the Company’s insurance and annuity business. The intangible asset subject to amortization is being amortized straight-line over five years. Impairment of intangible assets is evaluated annually. There were no impairments for the years ended December 31, 2012 and 2011, and the period from July 31, 2010 through December 31, 2010.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Intangible Assets (continued)

The expected future amortization schedule for the next five years for developed technology based on current assumptions is expected to be as follows (in thousands):

2013	$100
2014	100
2015	58
2016	–
2017	–

14. Fair Value Measurements

Fair Value Hierarchy

In accordance with ASC Topic 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets. Level 1 assets include cash equivalents, certain equity securities, certain separate account assets, and mutual funds.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market. Level 2 assets include U.S. Treasury notes and bonds, other U.S. government securities, debt securities, and certain asset-backed and mortgage-backed securities that are model-priced by vendors using inputs that are observable or derived principally from or corroborated by observable market data, certain options that are model-priced by vendors using inputs that are observable and certain equity securities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of option pricing models using inputs unobservable in the market, discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances. Level 3 assets include options that are model-priced by vendors using inputs that are not observable, private placements, structured products, synthetic bonds, certain equity securities, certain debt securities and asset-backed securities priced using broker quotes or other methods that used unobservable inputs and certain separate account assets. Level 3 liabilities include interest rate swaps and embedded derivative instruments.

Determination of Fair Value

Under ASC Topic 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC Topic 820.

Cash equivalents

Cash equivalents include securities with an original maturity of 90 days or less and money market accounts. Fair values for the repurchase agreements are based on quoted market prices, if available. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and the reviews are consistent with the fixed maturities process.

Fixed Maturities

Fixed maturities include bonds, synthetic securities, and asset-backed securities. Fair values for fixed maturities are based on quoted market prices, if available. The assets based on quoted market prices are included in Level 1 assets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

For fixed maturities not actively traded, the Company’s top priority is to obtain fair values from independent pricing services. The Company has regular interactions with its investment advisor, Guggenheim Partners Investment Management, LLC (GPIM), to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturities with fair values obtained from pricing services, applicable market indices, or internal models with substantially all observable inputs are included in Level 2.

The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information if the Company is not able to utilize Level 1 or 2 sources. These assets are included in Level 3 and can include fixed maturities across all categories.

Equity securities

Equity securities include common stock and nonredeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

Mortgage loans

Mortgage loans include commercial mortgage loans, for which the Company used the fair value option. The fair value of the mortgage loans is determined through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

Mutual funds

Fair values of mutual funds are determined using quoted prices in active markets for identical assets when available, which are included in Level 1.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Short-term investments

Short-term investments include short-term notes with affiliated and non-affiliated companies. Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

Call options

Certain fair values of options are valued with models that use market observable inputs, which are included in Level 2. Certain fair values of the call options are valued using broker quotes or through the use of internal option pricing models utilizing significant unobservable market assumptions, which are included in Level 3.

Separate account assets

Separate account assets include equity securities and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets, and is reflected in Level 1. The fair value of the investments in partnerships within the separate accounts is determined through redemption value of the partnership interests determined by the manager of the investment, and is reflected in Level 3.

Interest rate swaps

Fair values of the Company’s interest rate swaps are determined based on dealer quotes, quoted market prices of comparable contracts adjusted through interpolation where necessary for maturity differences, or, if there are no relevant comparable contracts, pricing models or formulas using current assumptions. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Embedded derivatives – Investment contract guarantees

The Company records guarantees for annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other best estimate assumptions. These liabilities are included in Level 3.

Embedded derivative – Reinsurance ceded

The fair value of the embedded derivative is estimated based on the change in the fair value of the supporting assets in the funds withheld liability under the coinsurance funds withheld arrangement. These liabilities are included in Level 3.

Embedded derivatives – Fixed index annuity contracts

Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of annual call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents categories reported at fair value on a recurring basis as follows:

	December 31, 2012 (Successor)
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$1,280,085	$1,280,085	$–	$–
Bonds:
U.S. Treasury securities and other U.S. government corporations and agencies	19,162	–	19,162	–
Obligations of government-sponsored enterprises	313,039	–	313,039	–
Corporate	2,609,423	–	1,803,902	805,521
Obligations of foreign governments	49,690	–	49,690	–
Municipal obligations	298,123	–	298,123	–
Commercial mortgage-backed	365,408	–	267,771	97,637
Residential mortgage-backed	444,360	–	439,572	4,788
Other mortgage-backed	146,627	–	142,337	4,290
Collateralized debt obligations	34,562	–	3,999	30,563
Other debt obligations	1,430,061	–	508,428	921,633
Synthetic bonds	11,377	–	–	11,377
Total bonds	5,721,832	–	3,846,023	1,875,809
Equity securities:
Financial	16,230	–	15,771	459
Mutual fund	70,802	70,802	–	–
Government	38,778	–	–	38,778
Technology	780	–	780	–
Industrial	2,930	–	–	2,930
Warrants	267	–	–	267
Total equity securities	129,787	70,802	16,551	42,434

Mortgage loans, at fair value	194,719	–	–	194,719
Mutual funds	2	2	–	–
Short-term investments	5,071	–	–	5,071
Call options	135,161	–	25,058	110,103
Separate account assets	5,020,896	4,095,676	–	925,220
Total assets	$12,487,553	$5,446,565	$3,887,632	$3,153,356

Liabilities:
Interest rate swaps	$349	$–	$–	$349
Embedded derivatives:
GMWB and GMAB reserves	12,174	–	–	12,174
Reinsurance contract	706	–	–	706
Fixed index annuity contracts	265,635	–	–	265,635
Total liabilities	$278,864	$–	$–	$278,864

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2011 (Successor)
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$274,551	$199,554	$74,997	$–
Bonds:
U.S. Treasury securities and other U.S. government corporations and agencies	17,892	–	17,892	–
Obligations of government-sponsored enterprises	136,539	–	136,539	–
Corporate	1,332,243	–	1,040,802	291,441
Obligations of foreign governments	26,422	–	26,422	–
Municipal obligations	245,861	–	245,861	–
Commercial mortgage-backed	253,742	–	229,391	24,351
Residential mortgage-backed	899,252	–	888,125	11,127
Other mortgage-backed	461,676	–	454,285	7,391
Collateralized debt obligations	47,876	–	24,191	23,685
Other debt obligations	990,115	–	231,383	758,732
Synthetic bonds	23,078	–	–	23,078
Total bonds	4,434,696	–	3,294,891	1,139,805
Equity securities:
Financial	10,284	–	9,801	483
Mutual fund	5,143	5,143	–	–
Technology	3,788	–	3,788	–
Government	66,568	–	–	66,568
Total equity securities	85,783	5,143	13,589	67,051
Mutual funds	1	1	–	–
Short-term investments	5,279	–	–	5,279
Call options	12,132	–	8,054	4,078
Separate account assets	4,121,064	4,121,064	–	–
Total assets	$8,933,506	$4,325,762	$3,391,531	$1,216,213

Liabilities:
Interest rate swaps	$809	$–	$–	$809
Embedded derivatives:
GMWB and GMAB reserves	12,982	–	–	12,982
Fixed index annuity contracts	109,530	–	–	109,530
Total liabilities	$123,321	$–	$–	$123,321

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Changes in Level 3 Fair Value Measurements

The reconciliation for all Level 3 assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs for the year ended December 31, 2012, is as follows:

	Balance at January 1, 2012	Total Realized/Unrealized Gains and Losses		Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2012	Change in Unrealized Gains (Losses) in Net Income for Positions Still Held
		Included in Net Income	Included in Other Comprehensive Income
	Successor
	(In Thousands)
Assets:
Bonds:
Corporate	$ 291,441	$ (5,282)	$ 7,467	$ 527,570	$ (15,675)	$ 805,521	$ 2,185
Commercial mortgage-backed	24,351	–	2,652	59,052	11,582	97,637	2,652
Residential mortgage-backed	11,127	–	(150)	(5,262)	(927)	4,788	(150)
Other mortgage-backed	7,391	–	(68)	3,608	(6,641)	4,290	(68)
Collateralized debt obligations	23,685	631	4,257	(3,260)	5,250	30,563	4,888
Other debt obligations	758,732	6,624	10,620	187,780	(42,123)	921,633	17,244
Synthetic bonds	23,078	3,063	–	(14,764)	–	11,377	3,063
Total bonds	1,139,805	5,036	24,778	754,724	(48,534)	1,875,809	29,814

Equities:
Financial	483	–	(24)	–	–	459	(24)
Government	66,568	–	–	(27,790)	–	38,778	–
Industrial	–	–	230	2,700	–	2,930	230
Warrants	–	–	(5)	272	–	267	(5)
Total equities	67,051	–	201	(24,818)	–	42,434	201
Mortgage loans, at fair value	–	(759)	–	195,478	–	194,719	(759)
Short-term investments	5,279	7	(360)	145	–	5,071	(353)
Call options	4,078	(2,593)	–	108,618	–	110,103	(2,593)
Separate account assets	–	–	–	925,220	–	925,220	–
Total assets	$1,216,213	$ 1,691	$ 24,619	$1,959,367	$ (48,534)	$3,153,356	$ 26,310

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

 14. Fair Value Measurements (continued)

	Balance at January 1, 2012	Total Realized/Unrealized Gains and Losses		Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2012	Change in Unrealized Gains (Losses) in Net Income for Positions Still Held
		Included in Net Income	Included in Other Comprehensive Income
	Successor
	(In Thousands)
Liabilities:
Interest rate swaps	$ 809	$ (460)	$ –	$ –	$ –	$ 349	$ –
Embedded derivatives:
GMWB and GMAB reserves	12,982	(808)	–	–	–	12,174	–
Reinsurance contract	–	706	–	–	–	706	706
Fixed index annuity contracts	109,530	(42,398)	–	198,503	–	265,635	–
Total liabilities	$ 123,321	$ (42,960)	$ –	$ 198,503	$ –	$ 278,864	$ 706

The separation of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2012 is as follows:

	Purchases	Issuances	Sales	Settlements	Net
	Successor
	(In Thousands)
Assets:
Bonds:
Corporate	$575,512	$–	$(47,942)	$–	$527,570
Commercial mortgage-backed	59,490	–	(438)	–	59,052
Residential mortgage-backed	–	–	(5,262)	–	(5,262)
Other mortgage-backed	4,358	–	(750)	–	3,608
Collateralized debt obligations	12,418	–	(15,678)	–	(3,260)
Other debt obligations	351,812	–	(164,032)	–	187,780
Synthetic bonds	16,282	–	(31,046)	–	(14,764)
Total bonds	1,019,872	–	(265,148)	–	754,724

Equities:
Government	9,624	–	(37,414)	–	(27,790)
Industrial	2,700	–	–	–	2,700
Warrants	272	–	–	–	272
Total equities	12,596	–	(37,414)	–	(24,818)

Mortgage loans, at fair value	198,202	–	(2,724)	–	195,478
Short-term investments	5,354	–	(5,209)	–	145
Options	117,655	–	–	(9,037)	108,618
Separate account assets	–	925,220	–	–	925,220
Total assets	$1,353,679	$925,220	$(310,495)	$(9,037)	$1,959,367

Liabilities:
Embedded derivatives:
Fixed index annuity contracts	$–	$203,123	$–	$(4,620)	$198,503
Total liabilities	$–	$203,123	$–	$(4,620)	$198,503

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The reconciliation for all Level 3 assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs for the year ended December 31, 2011 is as follows:

	Balance at January 1, 2011	Total Realized/Unrealized Gains and Losses		Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2011	Change in Unrealized Gains (Losses) in Net Income for Positions Still Held
		Included in Net Income	Included in Other Comprehensive Income
	Successor
	(In Thousands)
Assets:
Bonds:
Corporate	$254,477	$ 1,720	$ 160	$ 57,667	$(22,583)	$291,441	$ 1,880
Municipal obligations	16,366	–	(37)	(1,000)	(15,329)	–	(37)
Commercial mortgage-backed	25,016	–	877	3,475	(5,017)	24,351	877
Residential mortgage-backed	–	(4)	174	(2,038)	12,995	11,127	170
Other mortgage-backed	–	–	275	671	6,445	7,391	275
Collateralized debt obligations	17,675	3,530	56	2,424	–	23,685	3,586
Other debt obligations	522,006	(334)	(14,081)	287,180	(36,039)	758,732	(14,415)
Synthetic bonds	27,468	(4,134)	(3,154)	2,898	–	23,078	(7,288)
Total bonds	863,008	778	(15,730)	351,277	(59,528)	1,139,805	(14,952)

Equities:
Financial	2,517	30	(34)	(2,030)	–	483	(4)
Government	66,674	–	–	(106)	–	66,568	–
Total equities	69,191	30	(34)	(2,136)	–	67,051	(4)
Short-term investments	1,000	–	63	5,216	(1,000)	5,279	63
Call options	–	–	(3,909)	7,987	–	4,078	(3,909)
Total assets	$933,199	$ 808	$ (19,610)	$362,344	$(60,528)	$1,216,213	$(18,802)

Liabilities:
Interest rate swaps	$ 1,265	$ (464)	$ –	$ 8	$ –	$ 809	$ –
Embedded derivatives:
GMWB and GMAB reserves	11,189	1,793	–	–	–	12,982	–
Fixed index annuity contracts	–	3,602	–	105,928	–	109,530	–
Total liabilities	$12,454	$ 4,931	$ –	$105,936	$ –	$123,321	$ –

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The separation of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2011 is as follows:

	For the Year Ended December 31, 2011
	Purchases	Issuances	Sales	Settlements	Net
	Successor
	(In Thousands)

Assets:
Bonds:
Corporate securities	$81,832	$–	$(24,165)	$–	$57,667
Municipal obligations	–	–	(1,000)	–	(1,000)
Commercial mortgage-backed	3,744	–	(269)	–	3,475
Residential mortgage-backed	1,060	–	(3,098)	–	(2,038)
Other mortgage-backed	750	–	(79)	–	671
Collateralized debt obligations	9,404	–	(6,980)	–	2,424
Other debt obligations	376,941	–	(89,761)	–	287,180
Synthetic bonds	3,344	–	(446)	–	2,898
Total bonds	477,075	–	(125,798)	–	351,277

Equities:
Financial	–	–	(2,030)	–	(2,030)
Government	3,990	–	(4,096)	–	(106)
Total equities	3,990	–	(6,126)	–	(2,136)
Short-term investments	5,179	–	37	–	5,216
Options	7,987	–	–	–	7,987
Total assets	$494,231	$–	$(131,887)	$–	$362,344

Liabilities:
Interest rate swaps	$–	$184	$–	$(176)	$8
Embedded Derivatives:
Fixed index annuity contracts	–	105,928	–	–	105,928
Total liabilities	$–	$106,112	$–	$(176)	$105,936

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Transfers

Transfers of assets and liabilities measured at fair value on a recurring basis between hierarchy levels for the year ended December 31, 2012 are as follows:

	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1	of Level 1	of Level 2	of Level 2	of Level 3	of Level 3
	into Level 2	into Level 3	into Level 1	into Level 3	into Level 1	into Level 2
	Successor
	(In Thousands)
Assets:
Bonds:
Corporate	$–	$–	$–	$20,638	$–	$36,313
Commercial mortgage-backed	–	–	–	11,582	–	–
Residential mortgage-backed	–	–	–	6,903	–	7,830
Other mortgage-backed	–	–	–	–	–	6,641
Collateralized debt obligations	–	–	–	5,250	–	–
Other debt obligations	–	–	–	39,159	–	81,282
Total Bonds	$–	$–	$–	$83,532	$–	$132,066

During 2012, the majority of assets transferred into and out of Level 3 included those assets that the Company was or was not subsequently able to obtain a price from a recognized third-party pricing vendor.

Assets transferred into and out of Level 3 during the year ended December 31, 2011, were $34.2 million and $94.7 million, respectively; during the period July 31, 2010 through December 31, 2010, were $9.5 million and $12.0 million, respectively; and during the period January 1, 2010 through July 30, 2010, were $9.8 million and $84.7 million, respectively. The majority of assets transferred into and out of Level 3 include those assets that the Company was or was not subsequently able to obtain a price from a recognized third-party pricing vendor.

There were no assets transferred into and out of Level 1 during the years ended December 31, 2012 and 2011. There were no assets transferred into and out of Level 1 during the period July 31, 2010 through December 31, 2010, nor during the period January 1, 2010 through July 30, 2010.

Assets transferred into and out of Level 2 during the year ended December 31, 2011, were $94.7 million and $34.2 million, respectively. Assets transferred into and out of Level 2 during the period July 31, 2010 through December 31, 2010, were $12.0 million and $9.5 million, respectively, and during the period January 1, 2010 through July 30, 2010, were $84.7 million and $9.8 million, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The transfers between levels are determined as of the end of the period for which the transfer is completed.

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs are not developed internally, which primarily consist of those valued using broker quotes.

	As of December 31, 2012 (Successor)
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Assets:
Bonds:
Corporate	$ 501,917	Discounted cash flow	Credit spread	162 – 650 [452] basis points (bps)
	3,839	Discounted cash flow	Discount rate	2.4% – 10.0% [4.1%]
Commercial mortgage-backed	28,511	Discounted cash flow	Credit spread	522 – 1369 [655] bps
Residential mortgage-backed	4,788	Odd lot discount	Discount rate	0.4% – 5.0% [1.7%]
Collateralized debt obligations	4,227	Discounted cash flow	Credit spread	1049 – 1217 [1118] bps
	575	Stale price	Broker mark	11.50
Other debt obligations	431,706	Discounted cash flow	Credit spread	230 – 1841 [385] bps
	13,896	Discounted cash flow	Discount rate	4.0% – 11.7% [6.1%]
	50	Distressed pricing	Liquidation level	See Note (4)
	8,504	Stale price	Trade price	100.00
	26	Stale price	Vendor price	99.77
Synthetic bonds	3,931	Discounted cash flow	Credit spread	282 bps
Total bonds	1,001,970
Equity securities:
Financial	459	Discounted cash flow	Discount rate	15.8%
Government	38,778	See Note (3)
Industrial	852	Discounted cash flow	Discount rate	36.9%
	400	Stale price	Trade price	13.32
Warrants	267	Discounted cash flow	Earnings before interest, taxes, depreciation and amortization multiple	7.4x
Total equity securities	40,756
Mortgage loans, at fair value	194,719	Discounted cash flow	Credit spread	260 – 765 [411] bps
Short-term investments	5,072	Discounted cash flow	Discount rate	7.3% – 47.1% [17.8%]
Separate account assets	925,220	See Note (5)
Total assets	$2,167,737

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	As of December 31, 2012 (Successor)
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
Liabilities:
Interest rate swaps	$ 349	Discounted cash flow	Credit spread	515 bps
Embedded derivatives:
GMWB and GMAB reserves	12,174	Discounted cash flow	Own credit spread	1.95%
			Long-term equity market volatility	18.00%
			Risk margin	5.00%
Reinsurance contract	706	See Note (1)
Fixed index annuity contracts	265,635	Discounted cash flow	Own credit spread	1.95%
			Risk margin	0.12% – 0.16%
Total liabilities	$ 278,864

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability (see footnote 3).
(2)	The table above excludes certain securities for which the fair value of $985,619,000 was based on non-binding broker quotes.
(3)	FHLB of Topeka common stock positions are valued at par as a proxy for fair value as the stock can only be redeemed by the bank.
(4)	Distressed collateralized loan obligation valuation is determined as a percentage of the value of the outstanding collateral to the remaining notional amount.
(5)	Separate account investments in partnerships for which the fair value of $925,220,000 was determined through redemption value of the partnership interests determined by the manager of the investment.

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of embedded derivatives. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals. Increases or decreases in risk free rates could cause the fair value of the embedded derivative to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Decreases or increases in the mortality rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. Decreases or increases in the overall lapse rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. The lapse rate assumption varies dynamically based on the relationship of the guarantee and associated account value. A stronger or weaker dynamic lapse rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. The utilization rate assumption includes how many contract holders will take withdrawals, when they will take them and how much of their benefit they will take. Increases or decreases in the assumption of the number of contract holders taking withdrawals could cause the fair value of the embedded derivative to decrease or increase, respectively. Assuming contract holders take withdrawals earlier or later could cause the fair value of the embedded derivative to decrease or increase, respectively. Assuming contract holders take more or less of their benefit could cause the fair value of the embedded derivative to decrease or increase, respectively.

Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:

	December 31, 2012
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Cash equivalents	$572,966	$572,966	$572,966	$–	$–
Mortgage loans	191,379	194,150	–	–	194,150
Notes receivable from affiliates	719,162	719,162	–	–	719,162
Policy loans	494,161	509,292	–	–	509,292
Business-owned life insurance	20,609	20,609	–	–	20,609
Supplementary contracts without life contingencies	(8,266)	(8,876)	–	–	(8,876)
Individual and group annuities	(2,756,228)	(2,605,728)	–	–	(2,605,728)
Notes payable to affiliates	(8,160)	(8,160)			(8,160)
Long-term debt	(123,991)	(137,544)	–	–	(137,544)
Mortgage debt	(32,078)	(33,464)	–	–	(33,464)
Repurchase agreements	(304,570)	(304,570)	(304,570)	–	–
Separate account liabilities	(5,020,896)	(5,020,896)	(4,095,676)	–	(925,220)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

 14. Fair Value Measurements (continued)

	December 31, 2011
	Successor
	Carrying	Fair
	Amount	Value
	(In Thousands)

Cash equivalents	$326,011	$326,011
Mortgage loans	7,404	7,404
Notes receivable from affiliates	853,918	853,918
Policy loans	98,622	98,797
Business-owned life insurance	20,510	20,510
Supplementary contracts without life contingencies	(8,338)	(8,751)
Individual and group annuities	(2,646,910)	(2,684,181)
Long-term debt	(122,535)	(129,831)
Mortgage debt	(34,413)	(35,976)
Repurchase agreements	(66,775)	(66,775)
Separate account liabilities	(4,121,064)	(4,121,064)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments not measured at fair value but for which fair value is disclosed:

Cash equivalents – Cash equivalents include reverse repurchase agreements, which are treated as collateralized financing transactions and are carried at amounts at which the securities will subsequently be resold. Accordingly, the carrying value of reverse repurchase agreements approximates fair value.

Mortgage loans – The carrying amounts of the officer residential mortgage loans reported in the consolidated balance sheets for these instruments approximate their fair values. Fair values of the commercial mortgage loans not held as trading are estimated using discounted cash flow analyses based on a variety of factors, including credit spreads, duration of the loans and prepayment terms and assumptions.

Notes receivable from affiliates – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

Policy loans – Fair values for policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

  14. Fair Value Measurements (continued)

Business-owned life insurance – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

Investment-type insurance contracts – The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on risk-free rates, nonperformance risk, and risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that do involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed.

Notes payable to affiliates – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

Long-term debt and mortgage debt – Fair values for long-term debt and mortgage debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

Repurchase agreements – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

Separate account liabilities – The fair values of the separate account liabilities are estimated based on the fair value of the related separate account assets, as these are considered to be pass-through contracts. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities.

15. Commitments and Contingencies

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $9.9 million and $11.4 million at December 31, 2012 and 2011, respectively, over the next several years as required by the general partner.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

As of December 31, 2012 and 2011, the Company had committed up to $3 million and $2 million, respectively, in unfunded bridge loans and $2.8 million and $7 million, respectively, in unfunded revolvers.

Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states to cover policyholder losses of insolvent or rehabilitated insurers. At December 31, 2012 and 2011, the Company has reserved $1,682,000 and $1,691,000, respectively, to cover current and estimated future assessments, net of related premium tax credits.

Lehman Brothers Special Financing, Inc. v. Bank of America N.A. (Case No. 08-13555 Adv. Pro. No. 10-03547(JMP), US Bkr. Ct. SDNY, 2011): Lehman Brothers Special Financing, Inc. (Lehman) commenced this action to recover funds allegedly improperly paid to certain note-holders of and other parties in relation to certain collateralized debt obligations. In July 2012, the court granted Lehman’s motion to file a second amended complaint against a number of entities, including SBL, which it promptly did. Generally speaking, insofar as SBL is concerned, the lawsuit seeks on various bases (e.g., invalidity of a bankruptcy default provision in the relevant agreement, preference, and fraudulent conveyance) to recover the approximately $5 million of funds paid to SBL on its investment in the Greystone CDO 2006-1A following call of the issue in October 2008. The court gave Lehman six months to serve the second amended complaint on the defendants named in the complaint. Lehman has served SBL, and is still attempting to serve numerous other defendants, and has requested more time from the court to do so. The defendants currently have until September 5, 2013, to answer or respond to the complaint, but that deadline will likely be extended if the court grants Lehman more time to serve the defendants not yet served. Management is unable to predict the outcome of the matter at this time.

Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (Case No. 12-2652, S.D.N.Y., 2011): SBL has been named as a defendant or putative member of the proposed defendant group of shareholders in this case, which seeks to recover proceeds the owners of shares in the Tribune Company (Tribune) in 2007 received when Tribune effected a leveraged buyout transaction (LBO) by which Tribune converted to a privately-held company. The plaintiff also asserts claims against certain insiders, professional advisers, and others involved in the LBO. In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the SLCFC actions) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. SBL was not named in any of the SLCFC actions. The FitzSimons and SCLFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

Conveyance Litig., No. 11-md-2296 (S.D.N.Y.). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. Defendants have not yet filed a reply memorandum and the Court has not yet issued a decision on the motion. The FitzSimons case is effectively on hold pending such motion.

These lawsuits do not allege any misconduct on the part of SBL. Management has determined that SBL did not own any shares of Tribune and received none of the proceeds of the LBO. Nor did SBL otherwise participate in the LBO. Certain SBL Funds (Series H, N, and O), which are also named in the actions, did receive proceeds on the shares of Tribune that they owned, as follows:

Fund	Proceeds

SBL Fund – Series H	$158,950
SBL Fund – Series N	51,000
SBL Fund – Series O	3,774,000

At this stage of the proceedings, management is not able to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on SBL or the Funds’ net asset values.

Guarantees of affiliates: The Company has provided a payment guarantee on behalf of its affiliate, se2, inc. (se2) to certain of se2’s customers that have entered into third-party administration agreements with se2. The Company is unable to determine a value of the guarantee, since this guarantee is not a financial guarantee, as it only relates to transactions se2 performs on behalf of its customers.

Other legal and regulatory matters: In the ordinary course of business, the Company is in discussions with its regulators about matters raised during regulatory examinations or otherwise subject to their inquiry. These matters could result in censures, fines, or other sanctions. Management believes the outcome of any resulting actions will not be material to the Company’s results of operations or financial condition. However, the Company is unable to predict the outcome of these matters.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

Various legal proceedings and other matters have arisen in the ordinary course of the Company’s business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company’s ultimate liability, if any, resulting from such matters will not be material to its results of operations or financial position

16. Long-Term Debt

At December 31, 2012, the Company has access to a $59 million line of credit facility from FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (.25% at December 31, 2012). The Company had no borrowings under this line of credit at December 31, 2012 and 2011. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities, not already pledged as collateral under existing contracts as of December 31, 2012.

The Company has outstanding surplus notes with a carrying value of $123,991,000 and $122,535,000 at December 31, 2012 and 2011, respectively. The surplus notes consist of $50,000,000 of 8.75% notes issued in May 1996 and maturing on May 15, 2016, and $100,000,000 of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

17. Mortgage Debt

The primary mortgage financing for the Company’s home office property was arranged through FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction supporting $50 million of industrial revenue bonds issued by the City of Topeka and held by FHLB, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from FHLB for the portion of the premises that it presently occupies (see Note 1).

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Mortgage Debt (continued)

The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600, including $62,805 applicable to the portion of the building leased to FHLB. The financing is collateralized by a first mortgage on the premises and $12 million of cash and other marketable securities.

At December 31, 2012, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):

2013	$2,497
2014	2,670
2015	2,855
2016	3,054
2017	3,266
Thereafter	17,736
$32,078

18. Related-Party Transactions

In July 2010, the Company and SBC restructured the following note into a new $250,000,000 intercompany promissory note payable in full at maturity on June 30, 2020 (Intercompany Note 1):

A note in the principal amount of $250,000,000 payable in full on May 20, 2018 with semiannual interest due and payable at an annual rate of 6.96% (SBC Note 2).

Interest on the principal amount of the Intercompany Note 1 was due and payable at an escalating annual rate of 6.35% for July 2010 through June 2015, 7.0% for July 2015 through June 2016, 8.0% for July 2016 through June 2018, and 9.0% for July 2018 through June 2020 with quarterly interest payments due until the principal has been fully paid. The note was exchanged during December 2011 as described below.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

On December 29, 2011, the Company and Note Funding, LLC (NFL), an affiliate, exchanged Intercompany Note 1 with a new $182,794,000 intercompany note payable in full on December 24, 2012 (NFL Note). Interest on the principal amount of the NFL Note was due and payable at an annual rate of 6.45% with interest due at maturity. On February 27, 2012, the Company received back Intercompany Note 1 (principal balance of $180,000,000), cash of $2,916,000 and interest receivable of $1,778,000 in lieu of payment on the NFL Note with a principal balance of $182,794,000.

The Company received principal pay downs on Intercompany Note 1 of $25,000,000 and $50,000,000 during the years ended December 31, 2012 and 2011, respectively. The note was restructured during February 2012 as described below. The principal balance of the note at the time of exchange was $155,000,000.

Also, in July 2010, the Company and SBC restructured the following notes into a new $490,239,000 intercompany promissory note payable in full at maturity on June 30, 2023 (Intercompany Note 2):

A note in the principal amount of $40,000,000 payable in full on May 20, 2016, with semiannual interest due and payable at an annual rate of 5.98% (SBC Note 1).

A note in the principal amount of $450,239,000 payable in full on December 31, 2023 with quarterly interest due and payable in arrears equal to 100% of the GAAP net income associated with (1) 60.5% of the membership interest of Rydex Holdings, LLC (RHLLC) adjusted for purchase price amortization, (2) 90% of the membership interest of SI, and (3) 100% of the membership interest in Security Global Investors, LLC (SGI) (SBC Note 3).

Interest on the principal amount of the Intercompany Note 2 was due and payable at an escalating annual rate of LIBOR plus 2.0% for July 2010 through June 2012, LIBOR plus 2.5% for July 2012 through June 2015, LIBOR plus 3.0% for July 2015 through June 2017, and LIBOR plus 4.0% for July 2017 through June 2023 with quarterly interest payments due until the principal was fully paid. The Company received a principal pay down of $239,000 during the year ended December 31, 2012. The note was restructured during February 2012 as described below. The principal balance of the note at the time of exchange was $490,000,000.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

Effective July 30, 2010, SBC transferred Intercompany Note 1 and Intercompany Note 2 to Security Benefit Asset Management Holdings, LLC (SBAMH), an affiliate of the Company, SBAMH is bound to perform the debt service of these notes and SBC no longer has any obligations under the notes.

On February 29, 2012, the Company and SBAMH restructured Intercompany Note 1 and Intercompany Note 2. The Company exchanged both Intercompany Note 1 and Intercompany Note 2 for $11,000,000 in cash, $140,000,000 in preferred units issued by Guggenheim Capital, LLC, an affiliate, a $425,000,000 note issued by SBAMH (SBAMH Note), and a $69,000,000 note issued by SBC (SBC Note 4). The SBAMH Note is secured by SBAMH’s membership interests in RHLLC, and RHLLC’s membership interest in Security Investors, LLC (SI). The SBAMH Notes were comprised of:

Tranche A: Principal balance of $300,000,000 tranche payable in full at maturity on February 29, 202,4 with semiannual interest due and payable at an annual rate of 7%. Concurrent with the restructuring, the Company sold $184,000,000 of this tranche to affiliated and unaffiliated entities.

Tranche B: Principal balance of $125,000,000 tranche payable in full at maturity on February 28, 2027, with semiannual interest due and payable at an annual rate of 8%. Concurrent with the restructuring, the Company sold $76,000,000 of this tranche to affiliated and unaffiliated entities.

SBC Note 4 is payable in full at maturity on February 28, 2022, with semiannual interest due and payable at an annual rate of 5%. SBC Note 4 is secured by SBC’s ownership in se2.

On February 24, 2012, SDI entered into a short-term intercompany promissory note due from SBC totaling $4,000,000 payable in full on February 23, 2013 (SDI Note 1). Interest on the principal amount of the note is due and payable at an annual rate of 2.67% with interest due at maturity.

On May 4, 2012, SDI entered into a short-term intercompany promissory note due from SBC totaling $6,000,000 payable in full on April 29, 2013 (SDI Note 2). Interest on the principal amount of the note is due and payable at an annual rate of 2.68% with interest due at maturity.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

On December 31, 2012, the Company entered into a long-term intercompany promissory note due from MF Master Seed Co, LLC (MFMS), an affiliate, totaling $80,600,000 payable in full on December 31, 2015 (MFMS Note). The note is collateralized by 100% of MFMS’s membership interest in MF Seed Facility, LLC, an affiliate. Interest on the principal amount of the note is due and payable at an annual rate of 7.00% with interest due at maturity.

During the years ended December 31, 2012 and 2011, the Company entered into several short-term intercompany notes with SBC Funding, LLC (SBCF) and NFL, affiliates.

The Company had the following notes outstanding, aggregated with similar terms, as of:

	December 31, 2012
	Interest Rate	Maturity	Principal Balance
	(In Thousands)

SBCF Notes	2.66 – 2.70%	3/9/2013 – 12/2/2013	$366,984
NFL Notes	2.67%	11/3/2013	27,356
SBAMH Notes	7.00% – 8.00%	2/29/24 – 2/28/27	165,222
SBC Note 4	5.00%	3/1/2017	69,000
SDI Notes	2.67% – 2.68%	2/23/13 – 4/29/13	10,000
MFMS Note	7.00%	12/31/2015	80,600
			$719,162

	December 31, 2011
	Interest Rate	Maturity	Principal Balance
			(In Thousands)

Intercompany Note 2	LIBOR + 2% to 4%	6/30/2023	$490,239
SBCF Notes	2.63 – 3.58%	12/14/2012 – 12/21/2012	180,885
NFL Note	6.45%	12/24/2012	182,794
			$853,918

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

Interest received on the intercompany promissory notes is reported in net investment income on the consolidated statements of operations and consisted of the following:

	Year Ended December 31, 2012	Year Ended December 31, 2011	July 31, 2010 through December 31, 2010	January 1, 2010 through July 30, 2010
	(In Thousands)

SBC Note 1	$–	$–	$–	$1,196
SBC Note 2	–	–	–	8,701
SBC Note 3	–	–	–	7,418
Intercompany Note 1	–	12,287	6,971	1,395
Intercompany Note 2	1,726	8,451	7,012	1,400
SBCF Notes	10,321	124	–	–
NFL Notes	6,994	66	–	–
SBAMH Notes	10,537	–	–	–
SBC Note 4	2,597	–	–	–
SDI Notes	197	–	–	–
MFMS Note	16	–	–	–
	$32,388	$20,928	$13,983	$20,110

During 2012, Gennessee entered into a commission payment facility agreement with GLAC whereby Gennessee has agreed to pay certain of GLAC’s payment obligations to its insurance producers in exchange for levelized fees. As of December 31, 2012, Gennessee recorded a receivable from GLAC of $7,380,000 under the commission payment facility agreement. During 2012, Gennessee entered into several short-term notes to provide financing for the commission payments. Notes totaling $8,000,000 as of December 31, 2012, are due to EquiTrust Life Insurance Company, an affiliate, payable in full at maturity with dates ranging from July 10, 2013 through December 19, 2013. Interest on the principal amount of the notes is due and payable at an annual rate of 8.0%. Accrued interest at December 31, 2012, was $160,000.

Officer mortgage loans in the accompanying consolidated balance sheets include amounts due from officers of $7,093,000 and $7,404,000 at December 31, 2012 and 2011, respectively (see Note 2). These loans are secured by first mortgage liens on residential real estate and bear interest at rates approximating 3.5%.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

As of December 31, 2012 and 2011, the Company had investments managed by an affiliated company of $429,605,000 and $226,614,000, respectively. These investments are included in bonds available for sale on the consolidated balance sheets.

The Company paid $65,863,000 and $55,935,000 for the years ended December 31, 2012 and 2011, respectively, and $27,915,000 and $37,908,000 for the periods from July 31, 2010 through December 31, 2010 and January 1, 2010 through July 30, 2010, respectively, to affiliates for providing management and administrative services. These fees are included in commissions and other operating expenses on the consolidated statements of operations.

The Company received $13,605,000 and $15,213,000 for the years ended December 31, 2012 and 2011, respectively, and $6,483,000 and $10,013,000 for the periods from July 31, 2010 through December 31, 2010 and January 1, 2010 through July 30, 2010, respectively, from affiliates for service agreement fees. These revenues are included in asset-based fees in the consolidated statements of operations.

The Company received $4,475,000 and $5,085,000 for the years ended December 31, 2012 and 2011, respectively, and $2,035,000 and $2,939,000 for the periods from July 31, 2010 through December 31, 2010 and January 1, 2010 through July 30, 2010, respectively, from affiliates for rent of building space. This income is included in commissions and other operating expense in the consolidated statements of operations.

The Company received $11,708,000 and $13,337,000 for the years ended December 31, 2012 and 2011, respectively, and $5,782,000 and $7,748,000 for the periods from July 31, 2010 through December 31, 2010 and January 1, 2010 through July 30, 2010, respectively, from affiliates for support fees. This income is included in other revenues on the consolidated statements of operations.

The Company has a receivable from its affiliates of $18,194,000 as of December 31, 2012, and is included in accounts receivable in the consolidated balance sheets. There was no receivable balance at December 31, 2011.

The Company has a payable to its affiliates of $5,146,000 and $162,000 as of December 31, 2012 and 2011, respectively, and is included in accounts payable in the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)

The Company has contracted with Guggenheim Partners Investment Management, LLC, an affiliate, to perform investment advisory services. For the years ended December 31, 2012 and 2011, the Company paid fees of $12,711,000 and $7,448,000, respectively, and $2,827,000 for the period from July 31, 2010 to December 31, 2010 associated with the services performed. These fees are included in commissions and other operating expense on the consolidated statements of operations.

The Company entered into commission assignment agreements with South Blacktree Agency, LLC (SBT) and Saganaw Insurance Agency, LLC, affiliated companies, making payments of $12,351,000 and $410,000 for the years ended December 31, 2012 and 2011, respectively. These payments are included in costs that are capitalized as part of deferred policy acquisition costs.

On February 28, 2010 and July 30, 2010, the Company received $175 million and $165 million, respectively, in capital contributions from SBC.

The Company paid $45,606,000 and $25,000,000 in dividends to SBC in 2012 and 2011, respectively.

19. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department. Kansas has adopted the National Association of Insurance Commissioners’ statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Commissioner of the Kansas Insurance Department has the right to permit other specific practices that may deviate from prescribed practices. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective September 30, 2011, with retrospective application to existing fixed index annuity contracts, the State of Kansas granted their approval of a permitted accounting practice that differs from NAIC SAP allowing the Company, to record the one-year call options used to hedge the one-year interest index crediting feature of the fixed index annuity products at amortized cost instead of fair value, to the extent the hedging program is and continues to be economically effective. In addition, for reserve calculation purposes, the account value is assumed to be incremented by the indexed interest credit on policy anniversary.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

19. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

This permitted practice was extended effective September 30, 2012, and will expire on September 30, 2013, unless extended by the Commissioner of Insurance. As a result of this permitted practice, the statutory surplus increased $1,313,000 and $5,836,000 at December 31, 2012 and 2011, respectively.

In addition, effective September 30, 2012, the State of Kansas granted their approval of a permitted accounting practice that differs from NAIC SAP allowing the Company to record the multi-year call options used to hedge the multi-year interest index crediting feature of the fixed index annuity products at amortized cost instead of fair value, to the extent the hedging program is and continues to be economically effective. In addition, for reserve calculation purposes, the account value is assumed to be incremented by the indexed interest credit on policy anniversary.

Any difference in statutory surplus resulting from this permitted practice shall be reported separately as special statutory surplus funds. This permitted practice will expire on September 30, 2013, unless extended by the Commissioner of Insurance. As a result of this permitted practice, the statutory surplus decreased $100,000 at December 31, 2012.

Statutory capital and surplus, including surplus notes (see Note 16) of the insurance operations, were $773,967,000 and $612,840,000 at December 31, 2012 and 2011, respectively. Statutory net income of the insurance operations was $156,867,000, $1,234,000, and $12,805,000 for the years ended December 31, 2012, 2011, and 2010 respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC and state insurance regulators. The NAIC has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

At December 31, 2012, the Company’s statutory adjusted capital per the RBC calculation is $906,547,000 as compared to its company action level RBC of $223,057,000 and its authorized control level RBC of $111,529,000.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

19. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

The Company may not, without notice to the Commissioner and (A) the expiration of 30 days without disapproval by the Commissioner or (B) the Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. The maximum amount of dividends the Company may pay in 2013, without the disapproval or with the approval of the Commissioner, is $154,871,000.

SDI is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SDI computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to affiliates, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

At December 31, 2012, SDI had net capital of $7,160,000, which was $6,319,000 in excess of its required net capital of $841,000. SDI claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SDI’s ratio of aggregate indebtedness to net capital was 1.76 to 1 at December 31, 2012.

20. Subsequent Events

On February 27, 2013, the Company received a capital contribution of $60 million from its parent SBC. For statutory reporting purposes, the Company established a receivable for the capital contribution.

The segregated assets associated with the coinsurance agreement entered into on December 31, 2012 were subsequently transferred to the reinsurer in February 2013 in satisfaction of the funds withheld liability.

The Company has evaluated all material subsequent events or transactions that occurred after the consolidated balance sheet date through the date on which the consolidated financial statements were issued for potential recognition or disclosure. Except as described above, the Company has not identified any other subsequent events requiring recognition or disclosure.

Financial Statements

Variable Annuity Account VIII
Year ended December 31, 2012
With Report of Independent Registered Public Accounting Firm

Variable Annuity Account VIII

Financial Statements

Year Ended December 31, 2012

Report of Independent Registered Public Accounting Firm

The Contract Owners
Variable Annuity Account VIII
and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of each of the respective subaccounts of Variable Annuity Account VIII (the Account), a separate account of Security Benefit Life Insurance Company consisting of the American Century VP Ultra, American Century VP Value, Dreyfus IP Technology Growth, Dreyfus VIF International Value, Guggenheim VT All Cap Value, Guggenheim VT Alpha Opportunity, Guggenheim VT High Yield, Guggenheim VT Large Cap Concentrated Growth, Guggenheim VT Large Cap Core, Guggenheim VT Large Cap Value, Guggenheim VT Managed Asset Allocation, Guggenheim VT Mid Cap Growth, Guggenheim VT Mid Cap Value, Guggenheim VT Money Market, Guggenheim VT MSCI EAFE Equal Weight, Guggenheim VT Small Cap Growth, Guggenheim VT Small Cap Value, Guggenheim VT U.S. Intermediate Bond, Guggenheim VT U.S. Long Short Momentum, Invesco V.I. Global Health Care, Invesco V.I. Global Real Estate, Invesco V.I. Government Securities, Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Invesco Van Kampen V.I. Comstock, Invesco Van Kampen V.I. Equity and Income, Invesco Van Kampen V.I. Mid Cap Growth, Invesco Van Kampen V.I. Value Opportunities, Legg Mason ClearBridge Variable Aggressive Growth, Legg Mason ClearBridge Variable Small Cap Growth, MFS VIT Research International, MFS VIT Total Return, MFS VIT Utilities, Neuberger Berman AMT Socially Responsive, Oppenheimer Main Street Small- & Mid-Cap Fund/VA, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, and Royce Micro-Cap subaccounts, as of December 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the

1

purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund companies and their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account VIII at December 31, 2012, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

ERNST & YOUNG LLP

April 30, 2013

2

Variable Annuity Account VIII

Statements of Net Assets

December 31, 2012

	American Century VP Ultra	American Century VP Value	Dreyfus IP Technology Growth	Dreyfus VIF International Value	Guggenheim VT All Cap Value
Assets:
Mutual funds, at market value	$4,003,713	$1,553,998	$2,748,507	$786,991	$16,048,785
Total assets	4,003,713	1,553,998	2,748,507	786,991	16,048,785
Net assets	$4,003,713	$1,553,998	$2,748,507	$786,991	$16,048,785

Net assets:
Accumulation assets	4,003,713	1,553,998	2,748,507	786,991	16,035,552
Annuity assets	-	-	-	-	13,233
Net assets	$4,003,713	$1,553,998	$2,748,507	$786,991	$16,048,785

Units outstanding:
VA VIII	346,458	118,920	196,444	70,270	530,050
VA VIII stepped up	70	61	-	180	8,044
Total units	346,528	118,981	196,444	70,450	538,094

Unit value
VA VIII	$11.55	$13.06	$13.99	$11.17	$30.03
VA VIII stepped up	$11.35	$12.83	$13.79	$10.97	$15.82

Mutual funds, at cost	$3,601,580	$1,371,900	$2,476,576	$896,433	$12,090,643
Mutual fund shares	375,935	237,978	204,350	80,142	650,802
See accompanying notes.

3

Variable Annuity Account VIII

Statements of Net Assets (continued)

December 31, 2012

	Guggenheim VT Alpha Opportunity	Guggenheim VT High Yield	Guggenheim VT Large Cap Concentrated Growth	Guggenheim VT Large Cap Core	Guggenheim VT Large Cap Value
Assets:
Mutual funds, at market value	$1,914,611	$13,210,226	$3,699,200	$9,767,170	$9,682,485
Total assets	1,914,611	13,210,226	3,699,200	9,767,170	9,682,485
Net assets	$1,914,611	$13,210,226	$3,699,200	$9,767,170	$9,682,485

Net assets:
Accumulation assets	1,914,611	13,210,226	3,695,167	9,762,434	9,677,542
Annuity assets	-	-	4,033	4,736	4,943
Net assets	$1,914,611	$13,210,226	$3,699,200	$9,767,170	$9,682,485

Units outstanding:
VA VIII	118,040	482,186	421,189	492,965	421,469
VA VIII stepped up	-	3,724	5,945	7,727	4,637
Total units	118,040	485,910	427,134	500,692	426,106

Unit value
VA VIII	$16.22	$27.23	$8.69	$19.69	$22.83
VA VIII stepped up	$15.93	$21.81	$7.21	$7.51	$12.69

Mutual funds, at cost	$1,437,547	$11,158,810	$3,302,424	$8,365,010	$7,666,228
Mutual fund shares	97,934	429,601	350,968	387,279	337,840
See accompanying notes.

4

Variable Annuity Account VIII

Statements of Net Assets (continued)

December 31, 2012

	Guggenheim VT Managed Asset Allocation	Guggenheim VT Mid Cap Growth	Guggenheim VT Mid Cap Value	Guggenheim VT Money Market	Guggenheim VT MSCI EAFE Equal Weight
Assets:
Mutual funds, at market value	$8,141,812	$11,540,283	$36,903,331	$4,222,148	$14,569,714
Total assets	8,141,812	11,540,283	36,903,331	4,222,148	14,569,714
Net assets	$8,141,812	$11,540,283	$36,903,331	$4,222,148	$14,569,714

Net assets:
Accumulation assets	8,137,189	11,533,116	36,903,331	4,222,148	14,539,953
Annuity assets	4,623	7,167	-	-	29,761
Net assets	$8,141,812	$11,540,283	$36,903,331	$4,222,148	$14,569,714

Units outstanding:
VA VIII	335,578	311,995	563,292	312,705	480,712
VA VIII stepped up	599	6,603	6,965	28,602	6,915
Total units	336,177	318,598	570,257	341,307	487,627

Unit value
VA VIII	$24.24	$36.77	$65.13	$12.56	$30.14
VA VIII stepped up	$13.58	$10.77	$31.55	$10.04	$11.15

Mutual funds, at cost	$5,763,726	$8,987,383	$20,513,642	$4,243,022	$10,825,972
Mutual fund shares	358,986	346,659	589,510	316,029	1,448,282
See accompanying notes.

5

Variable Annuity Account VIII

Statements of Net Assets (continued)

December 31, 2012

	Guggenheim VT Small Cap Growth	Guggenheim VT Small Cap Value	Guggenheim VT U.S. Intermediate Bond	Guggenheim VT U.S. Long Short Momentum	Invesco V.I. Global Health Care
Assets:
Mutual funds, at market value	$4,145,139	$11,888,733	$8,241,565	$435,613	$1,120,912
Total assets	4,145,139	11,888,733	8,241,565	435,613	1,120,912
Net assets	$4,145,139	$11,888,733	$8,241,565	$435,613	$1,120,912

Net assets:
Accumulation assets	4,145,139	11,888,733	8,225,395	435,613	1,120,912
Annuity assets	-	-	16,170	-	-
Net assets	$4,145,139	$11,888,733	$8,241,565	$435,613	$1,120,912

Units outstanding:
VA VIII	236,758	334,023	457,298	37,324	81,433
VA VIII stepped up	4,278	2,500	4,463	-	-
Total units	241,036	336,523	461,761	37,324	81,433

Unit value
VA VIII	$17.34	$35.33	$17.89	$11.66	$13.76
VA VIII stepped up	$8.93	$35.79	$13.84	$11.45	$13.52

Mutual funds, at cost	$3,460,037	$8,463,974	$7,275,990	$406,425	$1,028,937
Mutual fund shares	200,636	310,006	570,351	34,877	53,377
See accompanying notes.

6

Variable Annuity Account VIII

Statements of Net Assets (continued)

December 31, 2012

	Invesco V.I. Global Real Estate	Invesco V.I. Government Securities	Invesco V.I. International Growth	Invesco V.I. Mid Cap Core Equity	Invesco Van Kampen V.I. Comstock
Assets:
Mutual funds, at market value	$1,971,357	$1,503,400	$3,078,689	$3,106,002	$1,313,431
Total assets	1,971,357	1,503,400	3,078,689	3,106,002	1,313,431
Net assets	$1,971,357	$1,503,400	$3,078,689	$3,106,002	$1,313,431

Net assets:
Accumulation assets	1,971,357	1,503,400	3,078,689	3,106,002	1,313,431
Annuity assets	-	-	-	-	-
Net assets	$1,971,357	$1,503,400	$3,078,689	$3,106,002	$1,313,431

Units outstanding:
VA VIII	109,779	123,624	220,823	226,551	112,346
VA VIII stepped up	1,141	2,141	2,844	1,807	712
Total units	110,920	125,765	223,667	228,358	113,058

Unit value
VA VIII	$17.80	$11.95	$13.76	$13.60	$11.62
VA VIII stepped up	$17.48	$11.78	$13.56	$13.35	$11.45

Mutual funds, at cost	$1,823,519	$1,495,345	$2,821,857	$2,905,485	$1,139,924
Mutual fund shares	127,431	122,327	103,729	246,900	99,352
See accompanying notes.

7

Variable Annuity Account VIII

Statements of Net Assets (continued)

December 31, 2012

	Invesco Van Kampen V.I. Equity and Income	Invesco Van Kampen V.I. Mid Cap Growth	Invesco Van Kampen V.I. Value Opportunities	Legg Mason ClearBridge Variable Aggressive Growth	Legg Mason ClearBridge Variable Small Cap Growth
Assets:
Mutual funds, at market value	$908,008	$593,970	$464,784	$1,809,567	$330,607
Total assets	908,008	593,970	464,784	1,809,567	330,607
Net assets	$908,008	$593,970	$464,784	$1,809,567	$330,607

Net assets:
Accumulation assets	908,008	593,970	464,784	1,809,567	330,607
Annuity assets	-	-	-	-	-
Net assets	$908,008	$593,970	$464,784	$1,809,567	$330,607

Units outstanding:
VA VIII	72,423	53,390	47,554	141,979	22,553
VA VIII stepped up	-	-	-	5,580	1
Total units	72,423	53,390	47,554	147,559	22,554

Unit value
VA VIII	$12.54	$11.12	$9.77	$12.29	$14.66
VA VIII stepped up	$12.36	$10.96	$9.60	$12.11	$14.45

Mutual funds, at cost	$810,722	$596,799	$427,246	$1,602,216	$286,645
Mutual fund shares	60,333	151,911	65,740	96,049	18,827
See accompanying notes.

8

Variable Annuity Account VIII

Statements of Net Assets (continued)

December 31, 2012

	MFS VIT Research International	MFS VIT Total Return	MFS VIT Utilities	Neuberger Berman AMT Socially Responsive	Oppenheimer Main Street Small- & Mid-Cap Fund/VA
Assets:
Mutual funds, at market value	$801,139	$965,900	$3,338,335	$4,811,217	$1,055,682
Total assets	801,139	965,900	3,338,335	4,811,217	1,055,682
Net assets	$801,139	$965,900	$3,338,335	$4,811,217	$1,055,682

Net assets:
Accumulation assets	801,139	965,900	3,338,335	4,811,217	1,055,682
Annuity assets	-	-	-	-	-
Net assets	$801,139	$965,900	$3,338,335	$4,811,217	$1,055,682

Units outstanding:
VA VIII	69,191	80,440	186,944	277,902	60,071
VA VIII stepped up	-	117	30	3,933	12,158
Total units	69,191	80,557	186,974	281,835	72,229

Unit value
VA VIII	$11.58	$11.98	$17.86	$17.08	$14.66
VA VIII stepped up	$11.41	$11.81	$17.60	$16.85	$14.40

Mutual funds, at cost	$747,655	$904,371	$3,239,110	$4,256,544	$814,993
Mutual fund shares	65,186	48,783	122,328	302,212	52,890
See accompanying notes.

9

Variable Annuity Account VIII

Statements of Net Assets (continued)

December 31, 2012

	PIMCO VIT All Asset	PIMCO VIT CommodityRealReturn Strategy	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	PIMCO VIT Low Duration	PIMCO VIT Real Return
Assets:
Mutual funds, at market value	$1,429,844	$741,920	$1,479,248	$3,896,809	$11,972,077
Total assets	1,429,844	741,920	1,479,248	3,896,809	11,972,077
Net assets	$1,429,844	$741,920	$1,479,248	$3,896,809	$11,972,077

Net assets:
Accumulation assets	1,429,844	741,920	1,479,248	3,896,809	11,972,077
Annuity assets	-	-	-	-	-
Net assets	$1,429,844	$741,920	$1,479,248	$3,896,809	$11,972,077

Units outstanding:
VA VIII	91,180	68,515	100,287	302,986	758,348
VA VIII stepped up	144	90	4,618	1,280	16,310
Total units	91,324	68,605	104,905	304,266	774,658

Unit value
VA VIII	$15.66	$10.82	$14.11	$12.81	$15.46
VA VIII stepped up	$15.38	$10.66	$13.91	$12.58	$15.19

Mutual funds, at cost	$1,377,514	$965,255	$1,411,496	$3,737,537	$11,221,860
Mutual fund shares	125,645	104,056	136,967	361,485	840,146
See accompanying notes.

10

Variable Annuity Account VIII

Statements of Net Assets (continued)

December 31, 2012

Royce Micro-Cap
Assets:
Mutual funds, at market value	$1,731,125
Total assets	1,731,125
Net assets	$1,731,125

Net assets:
Accumulation assets	1,731,125
Annuity assets	-
Net assets	$1,731,125

Units outstanding:
VA VIII	132,157
VA VIII stepped up	-
Total units	132,157

Unit value
VA VIII	$13.10
VA VIII stepped up	$12.91

Mutual funds, at cost	$1,680,272
Mutual fund shares	158,094
See accompanying notes.

11

Variable Annuity Account VIII

Statements of Operations

Year Ended December 31, 2012

	American Century VP Ultra	American Century VP Value	Dreyfus IP Technology Growth	Dreyfus VIF International Value	Guggenheim VT All Cap Value
Investment income (loss):
Dividend distributions	$-	$24,807	$-	$18,525	$-
Expenses:
Mortality and expense risk charge	(48,667)	(17,038)	(24,881)	(9,509)	(205,632)
Other expense charge	(5,838)	(2,044)	(2,986)	(1,137)	(24,647)
Net investment income (loss)	(54,505)	5,725	(27,867)	7,879	(230,279)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	74,196	18,062	55,795	(48,853)	680,603
Change in unrealized appreciation/depreciation on investments during the year	398,116	133,793	228,423	119,109	1,691,651
Net realized and unrealized capital gain (loss) on investments	472,312	151,855	284,218	70,256	2,372,254
Net increase (decrease) in net assets from operations	$417,807	$157,580	$256,351	$78,135	$2,141,975
See accompanying notes.

12

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2012

	Guggenheim VT Alpha Opportunity	Guggenheim VT High Yield	Guggenheim VT Large Cap Concentrated Growth	Guggenheim VT Large Cap Core	Guggenheim VT Large Cap Value
Investment income (loss):
Dividend distributions	$-	$-	$-	$-	$-
Expenses:
Mortality and expense risk charge	(24,627)	(153,876)	(52,749)	(130,736)	(122,702)
Other expense charge	(2,955)	(18,445)	(6,317)	(15,668)	(14,700)
Net investment income (loss)	(27,582)	(172,321)	(59,066)	(146,404)	(137,402)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	70,844	930,512	212,881	288,790	354,323
Change in unrealized appreciation/depreciation on investments during the year	178,645	765,895	270,998	1,013,317	1,065,172
Net realized and unrealized capital gain (loss) on investments	249,489	1,696,407	483,879	1,302,107	1,419,495
Net increase (decrease) in net assets from operations	$221,907	$1,524,086	$424,813	$1,155,703	$1,282,093
See accompanying notes.

13

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2012

	Guggenheim VT Managed Asset Allocation	Guggenheim VT Mid Cap Growth	Guggenheim VT Mid Cap Value	Guggenheim VT Money Market	Guggenheim VT MSCI EAFE Equal Weight
Investment income (loss):
Dividend distributions	$-	$-	$-	$-	$-
Expenses:
Mortality and expense risk charge	(112,131)	(143,262)	(469,495)	(78,215)	(182,271)
Other expense charge	(13,454)	(17,166)	(56,287)	(9,310)	(21,847)
Net investment income (loss)	(125,585)	(160,428)	(525,782)	(87,525)	(204,118)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	674,977	355,204	3,146,475	(26,483)	550,351
Change in unrealized appreciation/depreciation on investments during the year	446,632	1,298,494	2,718,414	(4,517)	1,706,534
Net realized and unrealized capital gain (loss) on investments	1,121,609	1,653,698	5,864,889	(31,000)	2,256,885
Net increase (decrease) in net assets from operations	$996,024	$1,493,270	$5,339,107	$(118,525)	$2,052,767
See accompanying notes.

14

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2012

	Guggenheim VT Small Cap Growth	Guggenheim VT Small Cap Value	Guggenheim VT U.S. Intermediate Bond	Guggenheim VT U.S. Long Short Momentum	Invesco V.I. Global Health Care
Investment income (loss):
Dividend distributions	$-	$-	$-	$-	$-
Expenses:
Mortality and expense risk charge	(54,200)	(156,026)	(107,688)	(6,439)	(8,621)
Other expense charge	(6,495)	(18,703)	(12,883)	(773)	(1,035)
Net investment income (loss)	(60,695)	(174,729)	(120,571)	(7,212)	(9,656)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	139,581	878,848	216,463	7,792	4,032
Change in unrealized appreciation/depreciation on investments during the year	317,150	1,284,952	268,778	16,275	91,798
Net realized and unrealized capital gain (loss) on investments	456,731	2,163,800	485,241	24,067	95,830
Net increase (decrease) in net assets from operations	$396,036	$1,989,071	$364,670	$16,855	$86,174
See accompanying notes.

15

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2012

	Invesco V.I. Global Real Estate	Invesco V.I. Government Securities	Invesco V.I. International Growth	Invesco V.I. Mid Cap Core Equity	Invesco Van Kampen V.I. Comstock
Investment income (loss):
Dividend distributions	$12,048	$44,424	$40,488	$-	$19,677
Expenses:
Mortality and expense risk charge	(24,590)	(20,803)	(40,311)	(35,509)	(16,409)
Other expense charge	(2,946)	(2,495)	(4,828)	(4,259)	(1,967)
Net investment income (loss)	(15,488)	21,126	(4,651)	(39,768)	1,301

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	26,035	-
Realized capital gain (loss) on sales of fund shares	27,528	99,663	24,211	83,913	42,266
Change in unrealized appreciation/depreciation on investments during the year	431,253	(144,798)	380,929	202,833	151,481
Net realized and unrealized capital gain (loss) on investments	458,781	(45,135)	405,140	312,781	193,747
Net increase (decrease) in net assets from operations	$443,293	$(24,009)	$400,489	$273,013	$195,048
See accompanying notes.

16

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2012

	Invesco Van Kampen V.I. Equity and Income	Invesco Van Kampen V.I. Mid Cap Growth	Invesco Van Kampen V.I. Value Opportunities	Legg Mason ClearBridge Variable Aggressive Growth	Legg Mason ClearBridge Variable Small Cap Growth
Investment income (loss):
Dividend distributions	$15,815	$-	$5,583	$2,644	$1,043
Expenses:
Mortality and expense risk charge	(11,663)	(8,173)	(6,439)	(18,357)	(4,284)
Other expense charge	(1,400)	(981)	(773)	(2,190)	(513)
Net investment income (loss)	2,752	(9,154)	(1,629)	(17,903)	(3,754)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	202	-	69,281	13,580
Realized capital gain (loss) on sales of fund shares	29,268	(25,003)	8,754	46,457	37,923
Change in unrealized appreciation/depreciation on investments during the year	65,950	88,444	74,103	103,978	11,078
Net realized and unrealized capital gain (loss) on investments	95,218	63,643	82,857	219,716	62,581
Net increase (decrease) in net assets from operations	$97,970	$54,489	$81,228	$201,813	$58,827
See accompanying notes.

17

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2012

	MFS VIT Research International	MFS VIT Total Return	MFS VIT Utilities	Neuberger Berman AMT Socially Responsive	Oppenheimer Main Street Small- & Mid-Cap Fund/VA
Investment income (loss):
Dividend distributions	$16,881	$28,406	$216,719	$4,989	$3,412
Expenses:
Mortality and expense risk charge	(9,901)	(14,611)	(42,282)	(62,514)	(13,356)
Other expense charge	(1,188)	(1,754)	(5,073)	(7,488)	(1,562)
Net investment income (loss)	5,792	12,041	169,364	(65,013)	(11,506)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(3,256)	24,786	1,891	96,274	32,121
Change in unrealized appreciation/depreciation on investments during the year	104,748	71,009	197,791	405,742	128,245
Net realized and unrealized capital gain (loss) on investments	101,492	95,795	199,682	502,016	160,366
Net increase (decrease) in net assets from operations	$107,284	$107,836	$369,046	$437,003	$148,860
See accompanying notes.

18

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2012

	PIMCO VIT All Asset	PIMCO VIT CommodityRealReturn Strategy	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	PIMCO VIT Low Duration	PIMCO VIT Real Return
Investment income (loss):
Dividend distributions	$75,480	$23,029	$36,091	$76,632	$121,163
Expenses:
Mortality and expense risk charge	(18,201)	(10,599)	(20,156)	(50,536)	(145,176)
Other expense charge	(2,182)	(1,271)	(2,406)	(6,058)	(17,360)
Net investment income (loss)	55,097	11,159	13,529	20,038	(41,373)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	24,937	55,656	-	604,578
Realized capital gain (loss) on sales of fund shares	5,498	(59,557)	20,536	30,692	196,879
Change in unrealized appreciation/depreciation on investments during the year	120,394	61,401	51,592	122,278	33,708
Net realized and unrealized capital gain (loss) on investments	125,892	26,781	127,784	152,970	835,165
Net increase (decrease) in net assets from operations	$180,989	$37,940	$141,313	$173,008	$793,792
See accompanying notes.

19

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2012

Royce Micro-Cap
Investment income (loss):
Dividend distributions	$-
Expenses:
Mortality and expense risk charge	(24,491)
Other expense charge	(2,939)
Net investment income (loss)	(27,430)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	37,523
Realized capital gain (loss) on sales of fund shares	7,369
Change in unrealized appreciation/depreciation on investments during the year	85,179
Net realized and unrealized capital gain (loss) on investments	130,071
Net increase (decrease) in net assets from operations	$102,641
See accompanying notes.

20

Variable Annuity Account VIII

Statements of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	American Century VP Ultra		American Century VP Value		Dreyfus IP Technology Growth		Dreyfus VIF International Value
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(54,505)	$(20,260)	$5,725	$4,897	$(27,867)	$(27,050)	$7,879	$13,230
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	74,196	(126,339)	18,062	20,771	55,795	392,741	(48,853)	(143,687)
Change in unrealized appreciation/depreciation on investments during the year	398,116	(55,613)	133,793	(29,348)	228,423	(405,885)	119,109	(77,613)
Net increase (decrease) in net assets from operations	417,807	(202,212)	157,580	(3,680)	256,351	(40,194)	78,135	(208,070)

From contract owner transactions:
Variable annuity deposits	115,988	18,407	16,331	11,085	53,956	24,320	55,107	51,936
Contract owner maintenance charges	(22)	(16)	(74)	(114)	(36)	(246)	(124)	(166)
Terminations and withdrawals	(225,744)	(51,991)	(126,885)	(83,504)	(80,324)	(119,520)	(70,810)	(139,395)
Annuity payments	-	-	-	-	-	-	-	-
Transfers between subaccounts, net	1,841,076	1,254,117	325,004	243,186	1,689,956	(3,017,766)	6,587	(893,843)
Mortality adjustment	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	1,731,298	1,220,517	214,376	170,653	1,663,552	(3,113,212)	(9,240)	(981,468)
Net increase (decrease) in net assets	2,149,105	1,018,305	371,956	166,973	1,919,903	(3,153,406)	68,895	(1,189,538)
Net assets at beginning of year	1,854,608	836,303	1,182,042	1,015,069	828,604	3,982,010	718,096	1,907,634
Net assets at end of year	$4,003,713	$1,854,608	$1,553,998	$1,182,042	$2,748,507	$828,604	$786,991	$718,096
See accompanying notes.

21

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2012 and 2011

	Guggenheim VT All Cap Value		Guggenheim VT Alpha Opportunity		Guggenheim VT High Yield		Guggenheim VT Large Cap Concentrated Growth
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(230,279)	$(270,224)	$(27,582)	$(32,788)	$(172,321)	$(174,292)	$(59,066)	$(57,352)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	680,603	1,287,070	70,844	108,349	930,512	2,191,937	212,881	131,236
Change in unrealized appreciation/depreciation on investments during the year	1,691,651	(2,150,176)	178,645	(53,977)	765,895	(2,110,228)	270,998	(242,956)
Net increase (decrease) in net assets from operations	2,141,975	(1,133,330)	221,907	21,584	1,524,086	(92,583)	424,813	(169,072)

From contract owner transactions:
Variable annuity deposits	189,707	367,000	36	1,038	160,928	234,581	123,576	342,818
Contract owner maintenance charges	(1,281)	(7,092)	(52)	(37)	(471)	(621)	(1,179)	(450)
Terminations and withdrawals	(2,082,974)	(2,992,310)	(178,155)	(376,905)	(1,511,542)	(1,763,388)	(521,415)	(858,322)
Annuity payments	(570)	(4,992)	-	-	-	-	-	-
Transfers between subaccounts, net	(685,138)	(389,303)	(132,304)	(211,654)	3,894,279	(4,608,271)	(792,630)	809,111
Mortality adjustment	(3)	293	-	-	-	-	43	153
Net increase (decrease) in net assets from contract owner transactions	(2,580,259)	(3,026,404)	(310,475)	(587,558)	2,543,194	(6,137,699)	(1,191,605)	293,310
Net increase (decrease) in net assets	(438,284)	(4,159,734)	(88,568)	(565,974)	4,067,280	(6,230,282)	(766,792)	124,238
Net assets at beginning of year	16,487,069	20,646,803	2,003,179	2,569,153	9,142,946	15,373,228	4,465,992	4,341,754
Net assets at end of year	$16,048,785	$16,487,069	$1,914,611	$2,003,179	$13,210,226	$9,142,946	$3,699,200	$4,465,992
See accompanying notes.

22

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2012 and 2011

	Guggenheim VT Large Cap Core		Guggenheim VT Large Cap Value		Guggenheim VT Managed Asset Allocation		Guggenheim VT Mid Cap Growth
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(146,404)	$(170,984)	$(137,402)	$(157,193)	$(125,585)	$(138,944)	$(160,428)	$(185,290)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	288,790	266,908	354,323	431,237	674,977	535,885	355,204	766,830
Change in unrealized appreciation/depreciation on investments during the year	1,013,317	(693,348)	1,065,172	(861,917)	446,632	(439,241)	1,298,494	(1,564,878)
Net increase (decrease) in net assets from operations	1,155,703	(597,424)	1,282,093	(587,873)	996,024	(42,300)	1,493,270	(983,338)

From contract owner transactions:
Variable annuity deposits	276,346	315,553	263,852	323,237	103,545	157,661	184,460	306,333
Contract owner maintenance charges	(1,971)	(1,159)	(424)	(276)	(2,073)	(2,177)	(1,085)	(3,283)
Terminations and withdrawals	(1,624,577)	(2,467,393)	(1,134,160)	(2,083,603)	(2,079,199)	(1,806,526)	(1,123,533)	(2,133,067)
Annuity payments	(813)	(17,195)	(988)	(25,354)	(541)	(4,780)	(846)	(7,453)
Transfers between subaccounts, net	(467,205)	(482,505)	(227,841)	(443,037)	88,974	(143,533)	346,320	(1,151,258)
Mortality adjustment	(79)	546	(83)	895	(78)	-	(120)	-
Net increase (decrease) in net assets from contract owner transactions	(1,818,299)	(2,652,153)	(1,099,644)	(2,228,138)	(1,889,372)	(1,799,355)	(594,804)	(2,988,728)
Net increase (decrease) in net assets	(662,596)	(3,249,577)	182,449	(2,816,011)	(893,348)	(1,841,655)	898,466	(3,972,066)
Net assets at beginning of year	10,429,766	13,679,343	9,500,036	12,316,047	9,035,160	10,876,815	10,641,817	14,613,883
Net assets at end of year	$9,767,170	$10,429,766	$9,682,485	$9,500,036	$8,141,812	$9,035,160	$11,540,283	$10,641,817
See accompanying notes.

23

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2012 and 2011

	Guggenheim VT Mid Cap Value		Guggenheim VT Money Market		Guggenheim VT MSCI EAFE Equal Weight		Guggenheim VT Small Cap Growth
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(525,782)	$(607,666)	$(87,525)	$(137,440)	$(204,118)	$(274,775)	$(60,695)	$(84,000)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	3,146,475	4,825,786	(26,483)	(48,338)	550,351	1,312,884	139,581	938,646
Change in unrealized appreciation/depreciation on investments during the year	2,718,414	(8,029,982)	(4,517)	(1,850)	1,706,534	(4,327,186)	317,150	(1,189,917)
Net increase (decrease) in net assets from operations	5,339,107	(3,811,862)	(118,525)	(187,628)	2,052,767	(3,289,077)	396,036	(335,271)

From contract owner transactions:
Variable annuity deposits	1,008,380	1,794,605	283,807	729,813	266,670	557,591	81,240	39,316
Contract owner maintenance charges	(1,825)	(9,950)	(368)	(2,559)	(452)	(6,173)	(277)	(2,175)
Terminations and withdrawals	(4,390,162)	(6,442,543)	(1,421,669)	(4,216,589)	(1,564,482)	(3,228,482)	(470,914)	(909,789)
Annuity payments	-	-	-	-	(2,654)	(13,047)	-	-
Transfers between subaccounts, net	(1,696,505)	(1,080,402)	(460,600)	478,792	(976,027)	(1,717,972)	(136,242)	(2,360,663)
Mortality adjustment	-	-	-	-	58	425	-	-
Net increase (decrease) in net assets from contract owner transactions	(5,080,112)	(5,738,290)	(1,598,830)	(3,010,543)	(2,276,887)	(4,407,658)	(526,193)	(3,233,311)
Net increase (decrease) in net assets	258,995	(9,550,152)	(1,717,355)	(3,198,171)	(224,120)	(7,696,735)	(130,157)	(3,568,582)
Net assets at beginning of year	36,644,336	46,194,488	5,939,503	9,137,674	14,793,834	22,490,569	4,275,296	7,843,878
Net assets at end of year	$36,903,331	$36,644,336	$4,222,148	$5,939,503	$14,569,714	$14,793,834	$4,145,139	$4,275,296
See accompanying notes.

24

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2012 and 2011

	Guggenheim VT Small Cap Value		Guggenheim VT U.S. Intermediate Bond		Guggenheim VT U.S. Long Short Momentum		Invesco V.I. Global Health Care
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(174,729)	$(178,355)	$(120,571)	$(130,966)	$(7,212)	$(9,218)	$(9,656)	$(7,269)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	878,848	1,277,771	216,463	242,881	7,792	45,638	4,032	(59,221)
Change in unrealized appreciation/depreciation on investments during the year	1,284,952	(1,950,378)	268,778	209,687	16,275	(69,546)	91,798	(5,948)
Net increase (decrease) in net assets from operations	1,989,071	(850,962)	364,670	321,602	16,855	(33,126)	86,174	(72,438)

From contract owner transactions:
Variable annuity deposits	362,437	1,062,472	68,742	174,183	718	876	10,990	8,290
Contract owner maintenance charges	(1,071)	(3,169)	(1,643)	(1,233)	(108)	(640)	(22)	(140)
Terminations and withdrawals	(1,178,230)	(2,192,112)	(1,104,749)	(1,714,441)	(36,904)	(193,666)	(43,133)	(69,050)
Annuity payments	-	-	(970)	(9,056)	-	-	-	-
Transfers between subaccounts, net	(282,525)	188,821	48,234	1,008,585	(99,104)	(160,945)	580,082	247,650
Mortality adjustment	-	-	(168)	300	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(1,099,389)	(943,988)	(990,554)	(541,662)	(135,398)	(354,375)	547,917	186,750
Net increase (decrease) in net assets	889,682	(1,794,950)	(625,884)	(220,060)	(118,543)	(387,501)	634,091	114,312
Net assets at beginning of year	10,999,051	12,794,001	8,867,449	9,087,509	554,156	941,657	486,821	372,509
Net assets at end of year	$11,888,733	$10,999,051	$8,241,565	$8,867,449	$435,613	$554,156	$1,120,912	$486,821
See accompanying notes.

25

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2012 and 2011

	Invesco V.I. Global Real Estate		Invesco V.I. Government Securities		Invesco V.I. International Growth		Invesco V.I. Mid Cap Core Equity
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(15,488)	$31,342	$21,126	$20,674	$(4,651)	$(12,195)	$(39,768)	$(24,785)
Capital gains distributions	-	-	-	-	-	-	26,035	-
Realized capital gain (loss) on sales of fund shares	27,528	(226,287)	99,663	(18,312)	24,211	8,742	83,913	(164,497)
Change in unrealized appreciation/depreciation on investments during the year	431,253	(182,917)	(144,798)	138,300	380,929	(389,494)	202,833	(168,004)
Net increase (decrease) in net assets from operations	443,293	(377,862)	(24,009)	140,662	400,489	(392,947)	273,013	(357,286)

From contract owner transactions:
Variable annuity deposits	64,549	11,225	9,540	3,368	97,099	57,728	25,307	27,326
Contract owner maintenance charges	(183)	(194)	(149)	(109)	(276)	(1,117)	(34)	(35)
Terminations and withdrawals	(146,705)	(137,011)	(154,128)	(228,234)	(322,383)	(224,302)	(264,133)	(205,181)
Annuity payments	-	-	-	-	-	-	-	-
Transfers between subaccounts, net	(144,719)	171,194	(8,859,783)	9,160,675	(221,508)	995,891	1,809,965	299,192
Mortality adjustment	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(227,058)	45,214	(9,004,520)	8,935,700	(447,068)	828,200	1,571,105	121,302
Net increase (decrease) in net assets	216,235	(332,648)	(9,028,529)	9,076,362	(46,579)	435,253	1,844,118	(235,984)
Net assets at beginning of year	1,755,122	2,087,770	10,531,929	1,455,567	3,125,268	2,690,015	1,261,884	1,497,868
Net assets at end of year	$1,971,357	$1,755,122	$1,503,400	$10,531,929	$3,078,689	$3,125,268	$3,106,002	$1,261,884
See accompanying notes.

26

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2012 and 2011

	Invesco Van Kampen V.I. Comstock		Invesco Van Kampen V.I. Equity and Income		Invesco Van Kampen V.I. Mid Cap Growth		Invesco Van Kampen V.I. Value Opportunities
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,301	$(1,082)	$2,752	$4,083	$(9,154)	$(14,813)	$(1,629)	$(5,291)
Capital gains distributions	-	-	-	-	202	-	-	-
Realized capital gain (loss) on sales of fund shares	42,266	10,256	29,268	17,636	(25,003)	(122,665)	8,754	(4,754)
Change in unrealized appreciation/depreciation on investments during the year	151,481	(65,720)	65,950	(55,260)	88,444	(31,081)	74,103	(13,781)
Net increase (decrease) in net assets from operations	195,048	(56,546)	97,970	(33,541)	54,489	(168,559)	81,228	(23,826)

From contract owner transactions:
Variable annuity deposits	91,635	61,343	24,311	39,678	10,021	110,637	3,866	3,727
Contract owner maintenance charges	(9)	(43)	(58)	(362)	(12)	(9)	(6)	(240)
Terminations and withdrawals	(98,731)	(91,442)	(111,757)	(127,369)	(56,123)	(203,666)	(120,520)	(198,609)
Annuity payments	-	-	-	-	-	-	-	-
Transfers between subaccounts, net	(5,831)	74,542	(61,482)	112,930	(5,510)	171,201	(50,586)	(46,521)
Mortality adjustment	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(12,936)	44,400	(148,986)	24,877	(51,624)	78,163	(167,246)	(241,643)
Net increase (decrease) in net assets	182,112	(12,146)	(51,016)	(8,664)	2,865	(90,396)	(86,018)	(265,469)
Net assets at beginning of year	1,131,319	1,143,465	959,024	967,688	591,105	681,501	550,802	816,271
Net assets at end of year	$1,313,431	$1,131,319	$908,008	$959,024	$593,970	$591,105	$464,784	$550,802
See accompanying notes.

27

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2012 and 2011

	Legg Mason ClearBridge Variable Aggressive Growth		Legg Mason ClearBridge Variable Small Cap Growth		MFS VIT Research International		MFS VIT Total Return
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(17,903)	$(26,877)	$(3,754)	$(10,284)	$5,792	$(3,431)	$12,041	$14,242
Capital gains distributions	69,281	-	13,580	5,943	-	-	-	-
Realized capital gain (loss) on sales of fund shares	46,457	133,999	37,923	82,306	(3,256)	250,676	24,786	(679)
Change in unrealized appreciation/depreciation on investments during the year	103,978	(112,717)	11,078	(121,848)	104,748	(293,561)	71,009	(8,067)
Net increase (decrease) in net assets from operations	201,813	(5,595)	58,827	(43,883)	107,284	(46,316)	107,836	5,496

From contract owner transactions:
Variable annuity deposits	33,398	149,096	1,406	5,134	1,328	14,909	-	16,644
Contract owner maintenance charges	(154)	(302)	(41)	(19)	(39)	(33)	(95)	(427)
Terminations and withdrawals	(174,168)	(209,059)	(53,421)	(35,572)	(59,607)	(77,089)	(336,844)	(140,300)
Annuity payments	-	-	-	-	-	-	-	-
Transfers between subaccounts, net	486,419	(406,021)	(30,644)	(647,779)	(15,384)	(2,388,243)	(77,837)	108,823
Mortality adjustment	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	345,495	(466,286)	(82,700)	(678,236)	(73,702)	(2,450,456)	(414,776)	(15,260)
Net increase (decrease) in net assets	547,308	(471,881)	(23,873)	(722,119)	33,582	(2,496,772)	(306,940)	(9,764)
Net assets at beginning of year	1,262,259	1,734,140	354,480	1,076,599	767,557	3,264,329	1,272,840	1,282,604
Net assets at end of year	$1,809,567	$1,262,259	$330,607	$354,480	$801,139	$767,557	$965,900	$1,272,840
See accompanying notes.

28

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2012 and 2011

	MFS VIT Utilities		Neuberger Berman AMT Socially Responsive		Oppenheimer Main Street Small- & Mid-Cap Fund/VA		PIMCO VIT All Asset
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$169,364	$51,874	$(65,013)	$(66,706)	$(11,506)	$(14,961)	$55,097	$78,291
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	1,891	(40,531)	96,274	81,259	32,121	101,289	5,498	3,020
Change in unrealized appreciation/depreciation on investments during the year	197,791	135,961	405,742	(289,447)	128,245	(140,235)	120,394	(69,977)
Net increase (decrease) in net assets from operations	369,046	147,304	437,003	(274,894)	148,860	(53,907)	180,989	11,334

From contract owner transactions:
Variable annuity deposits	58,644	101,113	110,055	259,351	6,056	6,581	2,738	23,785
Contract owner maintenance charges	(67)	(211)	(280)	(625)	(12)	(504)	(159)	(4,625)
Terminations and withdrawals	(267,391)	(324,938)	(549,848)	(1,158,505)	(113,401)	(189,896)	(268,232)	(333,302)
Annuity payments	-	-	-	-	-	-	-	-
Transfers between subaccounts, net	(164,936)	217,650	(117,998)	(34,689)	55,319	(572,757)	48,854	132,074
Mortality adjustment	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(373,750)	(6,386)	(558,071)	(934,468)	(52,038)	(756,576)	(216,799)	(182,068)
Net increase (decrease) in net assets	(4,704)	140,918	(121,068)	(1,209,362)	96,822	(810,483)	(35,810)	(170,734)
Net assets at beginning of year	3,343,039	3,202,121	4,932,285	6,141,647	958,860	1,769,343	1,465,654	1,636,388
Net assets at end of year	$3,338,335	$3,343,039	$4,811,217	$4,932,285	$1,055,682	$958,860	$1,429,844	$1,465,654
See accompanying notes.

29

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2012 and 2011

	PIMCO VIT CommodityRealReturn Strategy		PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)		PIMCO VIT Low Duration		PIMCO VIT Real Return
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$11,159	$155,979	$13,529	$10,514	$20,038	$11,623	$(41,373)	$69,931
Capital gains distributions	24,937	-	55,656	15,881	-	-	604,578	319,941
Realized capital gain (loss) on sales of fund shares	(59,557)	(196,918)	20,536	(11,430)	30,692	32,477	196,879	610,697
Change in unrealized appreciation/depreciation on investments during the year	61,401	(72,451)	51,592	61,204	122,278	(55,983)	33,708	47,384
Net increase (decrease) in net assets from operations	37,940	(113,390)	141,313	76,169	173,008	(11,883)	793,792	1,047,953

From contract owner transactions:
Variable annuity deposits	42,356	25,942	29,909	25,316	34,954	61,336	704,021	51,654
Contract owner maintenance charges	(24)	(33)	(216)	(666)	(129)	(970)	(677)	(5,904)
Terminations and withdrawals	(101,885)	(78,510)	(224,830)	(156,446)	(526,739)	(757,665)	(1,116,778)	(1,229,773)
Annuity payments	-	-	-	-	-	-	-	-
Transfers between subaccounts, net	(83,406)	(145,330)	(121,012)	63,630	57,542	302,924	498,292	(72,598)
Mortality adjustment	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(142,959)	(197,931)	(316,149)	(68,166)	(434,372)	(394,375)	84,858	(1,256,621)
Net increase (decrease) in net assets	(105,019)	(311,321)	(174,836)	8,003	(261,364)	(406,258)	878,650	(208,668)
Net assets at beginning of year	846,939	1,158,260	1,654,084	1,646,081	4,158,173	4,564,431	11,093,427	11,302,095
Net assets at end of year	$741,920	$846,939	$1,479,248	$1,654,084	$3,896,809	$4,158,173	$11,972,077	$11,093,427
See accompanying notes.

30

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2012 and 2011

	Royce Micro-Cap
	2012	2011
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(27,430)	$18,777
Capital gains distributions	37,523	-
Realized capital gain (loss) on sales of fund shares	7,369	69,255
Change in unrealized appreciation/depreciation on investments during the year	85,179	(411,627)
Net increase (decrease) in net assets from operations	102,641	(323,595)

From contract owner transactions:
Variable annuity deposits	68,131	90,236
Contract owner maintenance charges	(28)	(37)
Terminations and withdrawals	(83,316)	(127,264)
Annuity payments	-	-
Transfers between subaccounts, net	(293,650)	(340,225)
Mortality adjustment	-	-
Net increase (decrease) in net assets from contract owner transactions	(308,863)	(377,290)
Net increase (decrease) in net assets	(206,222)	(700,885)
Net assets at beginning of year	1,937,347	2,638,232
Net assets at end of year	$1,731,125	$1,937,347
See accompanying notes.

31

Variable Annuity Account VIII

Notes to Financial Statements

December 31, 2012

1. Organization and Significant Accounting Policies

Organization

Variable Annuity Account VIII (the Account) is a separate account of Security Benefit Life Insurance Company (SBL).  Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account.  The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts may be invested in a designated series of the funds as follows:

Mutual Fund	Class	Investment Adviser	Sub-Adviser
American Century VP Ultra	II	American Century Investment Management, Inc.	-
American Century VP Value	II	American Century Investment Management, Inc.	-
Dreyfus IP Technology Growth	Service	The Dreyfus Corporation	-
Dreyfus VIF International Value	Service	The Dreyfus Corporation	-
Guggenheim VT All Cap Value (1)	-	Guggenheim Investments	-
Guggenheim VT Alpha Opportunity (1)(3)	-	Guggenheim Investments	-
Guggenheim VT High Yield (1)	-	Guggenheim Investments	-
Guggenheim VT Large Cap Concentrated Growth (1)	-	Guggenheim Investments	-
Guggenheim VT Large Cap Core (1)	-	Guggenheim Investments	-
Guggenheim VT Large Cap Value (1)	-	Guggenheim Investments	-
Guggenheim VT Managed Asset Allocation (1)	-	Guggenheim Investments	-
Guggenheim VT Mid Cap Growth (1)	-	Guggenheim Investments	-
Guggenheim VT Mid Cap Value (1)	-	Guggenheim Investments	-
Guggenheim VT Money Market (1)	-	Guggenheim Investments	-
Guggenheim VT MSCI EAFE Equal Weight (1)	-	Guggenheim Investments	-
Guggenheim VT Small Cap Growth (1)	-	Guggenheim Investments	-
Guggenheim VT Small Cap Value (1)	-	Guggenheim Investments	-
Guggenheim VT U.S. Intermediate Bond (1)	-	Guggenheim Investments	-
Guggenheim VT U.S. Long Short Momentum (1)	-	Guggenheim Investments	-
Invesco V.I. Global Health Care	Series I	Invesco Advisers, Inc.	-

32

Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc.	Invesco Asset Management Ltd.
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc.	-
Invesco V.I. International Growth	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Mid Cap Core Equity	Series II	Invesco Advisers, Inc.	-
Invesco Van Kampen V.I. Comstock	Series II	Invesco Advisers, Inc.	-
Invesco Van Kampen V.I. Equity and Income	Series II	Invesco Advisers, Inc.	-
Invesco Van Kampen V.I. Mid Cap Growth	Series II	Invesco Advisers, Inc.	-
Invesco Van Kampen V.I. Value Opportunities (2)	Series II	Invesco Advisers, Inc.	-
Legg Mason ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Legg Mason ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
MFS VIT Research International	Service	Massachusetts Financial Services Company	-
MFS VIT Total Return	Service	Massachusetts Financial Services Company	-
MFS VIT Utilities	Service	Massachusetts Financial Services Company	-
Neuberger Berman AMT Socially Responsive	S	Neuberger Berman Management LLC	Neuberger Berman LLC
Oppenheimer Main Street Small- & Mid-Cap Fund/VA	Service	OFI Global Asset Management	OppenheimerFunds Inc
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company LLC	Research Affiliates, LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company LLC	-
Royce Micro-Cap	-	Royce & Associates, LLC	-

(1)
Effective May 1, 2012, the SBL Fund and its respective series are marketed with the name “Guggenheim”, although SBL Fund’s legal name did not change.  In addition, certain of the Rydex Variable Trust series are marketed with the name Guggenheim.  These underlying funds were previously marketed as Rydex | SGI.

(2)	Prior to May 1, 2012, this subaccount was Invesco V.I. Basic Value.
(3)	This subaccount is no longer available for investment

33

Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Under the terms of the investment advisory contracts, investment portfolios of certain underlying mutual funds are managed by Security Investors, LLC doing business as Guggenheim Investments, a limited liability company controlled by its member and affiliated with Security Benefit Corporation.  As disclosed in the above table, Guggenheim Investments serves as investment adviser for certain mutual funds.

On April 27, 2012, as a result of a restructuring, the Invesco V.I. Capital Development fund that was previously offered is no longer available as an investment option to our Contract Owners. On this date, any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the Invesco Van Kampen V.I. Mid Cap Growth fund.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

The Account receives deposits from three variable annuity contracts issued by SBL: Variflex LS Variable Annuity, Variflex Signature Variable Annuity, and Variflex Extra Credit Variable Annuity (Extra Credit).

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2012, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century VP Ultra	$ 2,465,858	$ 789,137
American Century VP Value	452,525	232,470
Dreyfus IP Technology Growth	2,420,537	784,884
Dreyfus VIF International Value	238,767	240,156
Guggenheim VT All Cap Value	575,476	3,386,653
Guggenheim VT Alpha Opportunity	1	338,136
Guggenheim VT High Yield	9,341,117	6,970,598
Guggenheim VT Large Cap Concentrated Growth	491,062	1,741,907

34

Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VT Large Cap Core	$ 440,813	$ 2,405,921
Guggenheim VT Large Cap Value	825,433	2,062,848
Guggenheim VT Managed Asset Allocation	471,114	2,486,421
Guggenheim VT Mid Cap Growth	966,455	1,722,100
Guggenheim VT Mid Cap Value	1,861,612	7,468,924
Guggenheim VT Money Market	8,855,995	10,542,581
Guggenheim VT MSCI EAFE Equal Weight	288,327	2,769,898
Guggenheim VT Small Cap Growth	402,328	989,385
Guggenheim VT Small Cap Value	2,760,513	4,035,058
Guggenheim VT U.S. Intermediate Bond	1,044,007	2,155,475
Guggenheim VT U.S. Long Short Momentum	4,627	147,259
Invesco V.I. Global Health Care	691,337	153,095
Invesco V.I. Global Real Estate	448,402	691,016
Invesco V.I. Government Securities	442,750	9,426,551
Invesco V.I. International Growth	439,237	891,077
Invesco V.I. Mid Cap Core Equity	3,320,846	1,763,525
Invesco Van Kampen V.I. Comstock	458,463	470,142
Invesco Van Kampen V.I. Equity and Income	148,202	294,473
Invesco Van Kampen V.I. Mid Cap Growth	908,813	969,412
Invesco Van Kampen V.I. Value Opportunities	68,521	237,417
Legg Mason ClearBridge Variable Aggressive Growth	669,338	272,514
Legg Mason ClearBridge Variable Small Cap Growth	159,779	232,667
MFS VIT Research International	113,913	181,853
MFS VIT Total Return	112,395	515,179
MFS VIT Utilities	371,253	575,766
Neuberger Berman AMT Socially Responsive	457,125	1,080,401
Oppenheimer Main Street Small- & Mid-Cap Fund/VA	121,479	185,061
PIMCO VIT All Asset	277,992	439,749
PIMCO VIT CommodityRealReturn Strategy	168,980	275,876
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	237,395	484,423
PIMCO VIT Low Duration	545,985	960,480
PIMCO VIT Real Return	2,727,060	2,079,426
Royce Micro-Cap	163,202	462,047

35

Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Annuity Reserves

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the  current  provisions  of  the  IRC,  SBL  does  not  expect  to  incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Recently Adopted Accounting Standards

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance is effective for annual periods beginning on or after December 15, 2011. The Account adopted the guidance as of January 1, 2012. The adoption of this guidance did not have a material impact on the financial statements.

36

Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).  The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

•       Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.

•       Level 2 – Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•       Level 3 – Unobservable inputs for the asset or liability reflecting internal assumptions.

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund’s computed net asset values (NAV).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.  As a result, management considers, the quoted NAV of the mutual fund to be quoted prices in active markets.

The Account’s financial assets are recorded at fair value on the statements of net assets and are categorized as Level 1 as of December 31, 2012, based on the priority of the inputs to the valuation technique above.  There were no transfers between levels during the year ended December 31, 2012.  The Account had no financial liabilities as of December 31, 2012.

37

Variable Annuity Account VIII

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Mortality and Expense Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of average daily net asset value of which 0.70% is for assuming mortality risks and the remainder is for assuming expense risks. Extra Credit contract owners may elect an annual stepped up death benefit for an additional fee of 0.20% of average daily net asset value.

Administrative Charge: SBL deducts a daily administrative fee equivalent to an annual rate of 0.15% of the average daily net asset value.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges on the statements of changes in net assets may include the following charge:

•
Administrative Charge: For Extra Credit contracts, an account administrative fee of $30 is deducted annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

38

Variable Annuity Account VIII

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the years ended December 31, 2012 and 2011, were as follows:

	2012			2011
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

American Century VP Ultra	336,397	(169,960)	166,437	435,789	(336,405)	99,384
American Century VP Value	36,852	(20,115)	16,737	52,075	(37,147)	14,928
Dreyfus IP Technology Growth	186,369	(57,246)	129,123	230,596	(456,656)	(226,060)
Dreyfus VIF International Value	24,384	(25,199)	(815)	16,635	(97,000)	(80,365)
Guggenheim VT All Cap Value	31,857	(122,424)	(90,567)	137,846	(251,628)	(113,782)
Guggenheim VT Alpha Opportunity	611	(20,667)	(20,056)	2,009	(41,641)	(39,632)
Guggenheim VT High Yield	384,185	(279,444)	104,741	268,553	(518,779)	(250,226)
Guggenheim VT Large Cap Concentrated Growth	149,984	(285,611)	(135,627)	289,225	(243,900)	45,325
Guggenheim VT Large Cap Core	38,909	(133,407)	(94,498)	66,642	(213,812)	(147,170)
Guggenheim VT Large Cap Value	51,201	(102,129)	(50,928)	66,250	(176,023)	(109,773)
Guggenheim VT Managed Asset Allocation	25,830	(106,287)	(80,457)	30,671	(113,130)	(82,459)
Guggenheim VT Mid Cap Growth	37,417	(54,155)	(16,738)	91,057	(189,958)	(98,901)
Guggenheim VT Mid Cap Value	43,282	(126,514)	(83,232)	112,142	(209,012)	(96,870)
Guggenheim VT Money Market	1,195,378	(1,323,300)	(127,922)	2,135,238	(2,371,029)	(235,791)
Guggenheim VT MSCI EAFE Equal Weight	24,581	(105,269)	(80,688)	50,162	(200,357)	(150,195)
Guggenheim VT Small Cap Growth	30,902	(63,062)	(32,160)	345,197	(555,893)	(210,696)
Guggenheim VT Small Cap Value	115,904	(146,237)	(30,333)	172,453	(206,913)	(34,460)
Guggenheim VT U.S. Intermediate Bond	76,880	(134,092)	(57,212)	222,682	(255,175)	(32,493)
Guggenheim VT U.S. Long Short Momentum	525	(12,106)	(11,581)	140,031	(167,716)	(27,685)
Invesco V.I. Global Health Care	52,020	(12,734)	39,286	71,075	(61,978)	9,097
Invesco V.I. Global Real Estate	40,031	(53,845)	(13,814)	155,321	(167,367)	(12,046)
Invesco V.I. Government Securities	34,155	(796,655)	(762,500)	924,171	(166,164)	758,007
Invesco V.I. International Growth	90,599	(124,967)	(34,368)	205,969	(151,542)	54,427
Invesco V.I. Mid Cap Core Equity	260,590	(133,398)	127,192	351,092	(360,662)	(9,570)
Invesco Van Kampen V.I. Comstock	98,402	(99,536)	(1,134)	144,485	(141,684)	2,801
Invesco Van Kampen V.I. Equity and Income	13,432	(25,773)	(12,341)	29,277	(27,747)	1,530

39

Variable Annuity Account VIII

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2012			2011
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Invesco Van Kampen V.I. Mid Cap Growth	82,291	(87,466)	(5,175)	117,615	(120,748)	(3,133)
Invesco Van Kampen V.I. Value Opportunities	8,461	(26,292)	(17,831)	15,494	(42,421)	(26,927)
Legg Mason ClearBridge Variable Aggressive Growth	57,173	(29,842)	27,331	115,727	(161,814)	(46,087)
Legg Mason ClearBridge Variable Small Cap Growth	11,829	(17,754)	(5,925)	39,009	(96,981)	(57,972)
MFS VIT Research International	13,243	(20,143)	(6,900)	25,438	(233,193)	(207,755)
MFS VIT Total Return	8,818	(44,407)	(35,589)	24,577	(25,654)	(1,077)
MFS VIT Utilities	11,230	(33,258)	(22,028)	49,750	(50,979)	(1,229)
Neuberger Berman AMT Socially Responsive	31,499	(65,122)	(33,623)	59,433	(119,039)	(59,606)
Oppenheimer Main Street Small- & Mid-Cap Fund/VA	9,800	(13,658)	(3,858)	7,508	(66,384)	(58,876)
PIMCO VIT All Asset	14,404	(29,181)	(14,777)	45,995	(58,974)	(12,979)
PIMCO VIT CommodityRealReturn Strategy	13,394	(26,168)	(12,774)	65,841	(85,916)	(20,075)
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	18,294	(41,560)	(23,266)	43,893	(49,963)	(6,070)
PIMCO VIT Low Duration	49,256	(83,872)	(34,616)	80,163	(112,129)	(31,966)
PIMCO VIT Real Return	149,066	(144,115)	4,951	520,173	(613,876)	(93,703)
Royce Micro-Cap	11,495	(36,253)	(24,758)	29,868	(58,138)	(28,270)

40

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance.  Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.  The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return.  Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2012 follows:

41

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
American Century VP Ultra
Units	346,528	180,091	80,707	129,155	96,998
Unit value	$11.35-$11.55	$10.13-$10.30	$10.21-$10.35	$8.96-$9.07	$6.77-$6.84
Net assets	$4,003,713	$1,854,608	$836,303	$1,171,393	$663,402
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	0.39%	0.13%	- %
Total return***	12.04%-12.14%	(0.78)%-(0.48)%	13.95%-14.11%	32.35%-32.60%	(42.58)%-(42.42)%

American Century VP Value
Units	118,981	102,244	87,316	143,683	135,298
Unit value	$12.83-$13.06	$11.38-$11.56	$11.46-$11.62	$10.31-$10.43	$8.75-$8.83
Net assets	$1,553,998	$1,182,042	$1,015,069	$1,498,559	$1,195,594
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	1.81%	1.89%	1.59%	5.13%	1.16%
Total return***	12.74%-12.98%	(0.70)%-(0.52)%	11.15%-11.41%	17.83%-18.12%	(27.98)%-(27.86)%

Dreyfus IP Technology Growth
Units	196,444	67,321	293,381	349,977	47,055
Unit value	$13.79-$13.99	$12.15-$12.30	$13.43-$13.57	$10.53-$10.62	$6.81-$6.85
Net assets	$2,748,507	$828,604	$3,982,010	$3,714,528	$322,311
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	0.04%	- %
Total return***	13.50%-13.74%	(9.53)%-(9.36)%	27.54%-27.78%	54.63%-55.04%	(42.19)%-(42.10)%

42

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
Dreyfus VIF International Value
Units	70,450	71,265	151,630	168,810	136,450
Unit value	$10.97-$11.17	$9.92-$10.08	$12.41-$12.58	$12.10-$12.25	$9.41-$9.51
Net assets	$786,991	$718,096	$1,907,634	$2,066,899	$1,297,141
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	2.46%	2.49%	1.46%	2.47%	2.19%
Total return***	10.58%-10.81%	(20.06)%-(19.87)%	2.56%-2.69%	28.59%-28.81%	(38.50)%-(38.33)%

Guggenheim VT All Cap Value
Units	538,094	628,661	742,443	840,206	1,105,065
Unit value	$15.82-$30.03	$13.92-$26.37	$14.78-$27.96	$12.88-$24.31	$9.84-$18.54
Net assets	$16,048,785	$16,487,069	$20,646,803	$20,292,652	$20,343,288
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	13.65%-13.88%	(5.82)%-(5.69)%	14.75%-15.01%	30.89%-31.12%	(39.45)%-(39.29)%

Guggenheim VT Alpha Opportunity
Units	118,040	138,096	177,728	234,356	397,052
Unit value	$15.93-$16.22	$14.27-$14.50	$14.25-$14.45	$12.00-$12.14	$9.38-$9.48
Net assets	$1,914,611	$2,003,179	$2,569,153	$2,845,439	$3,763,483
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	11.63%-11.86%	0.14%-0.35%	18.75%-19.03%	27.93%-28.06%	(35.62)%-(35.47)%

43

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
Guggenheim VT High Yield
Units	485,910	381,169	631,395	722,540	786,987
Unit value	$21.81-$27.23	$19.30-$24.04	$19.62-$24.39	$17.27-$21.43	$10.16-$12.58
Net assets	$13,210,226	$9,142,946	$15,373,228	$15,440,883	$9,864,542
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	13.01%-13.27%	(1.63)%-(1.44)%	13.61%-13.81%	69.98%-70.35%	(31.12)%-(30.95)%

Guggenheim VT Large Cap Concentrated Growth
Units	427,134	562,761	517,436	628,047	728,997
Unit value	$7.21-$8.69	$6.62-$7.96	$7.03-$8.44	$6.13-$7.34	$4.67-$5.58
Net assets	$3,699,200	$4,465,992	$4,341,754	$4,568,929	$4,039,966
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	8.91%-9.17%	(5.83)%-(5.69)%	14.68%-14.99%	31.26%-31.54%	(38.06)%-(38.00)%

Guggenheim VT Large Cap Core
Units	500,692	595,190	742,360	621,450	763,706
Unit value	$7.51-$19.69	$6.75-$17.66	$7.15-$18.66	$6.24-$16.26	$4.88-$12.70
Net assets	$9,767,170	$10,429,766	$13,679,343	$10,086,680	$9,677,399
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	11.26%-11.49%	(5.59)%-(5.36)%	14.58%-14.76%	27.87%-28.03%	(38.46)%-(38.29)%

44

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
Guggenheim VT Large Cap Value
Units	426,106	477,034	586,807	704,292	911,987
Unit value	$12.69-$22.83	$11.16-$20.03	$11.80-$21.13	$10.32-$18.45	$8.29-$14.79
Net assets	$9,682,485	$9,500,036	$12,316,047	$12,877,380	$13,338,348
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	13.71%-13.98%	(5.42)%-(5.21)%	14.34%-14.53%	24.49%-24.75%	(38.18)%-(38.07)%

Guggenheim VT Managed Asset Allocation
Units	336,177	416,634	499,093	576,157	788,888
Unit value	$13.58-$24.24	$12.18-$21.71	$12.30-$21.87	$11.30-$20.06	$9.14-$16.20
Net assets	$8,141,812	$9,035,160	$10,876,815	$11,518,990	$12,743,133
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	11.49%-11.65%	(0.98)%-(0.73)%	8.85%-9.02%	23.63%-23.83%	(28.37)%-(28.19)%

Guggenheim VT Mid Cap Growth
Units	318,598	335,336	434,237	519,352	616,785
Unit value	$10.77-$36.77	$9.45-$32.21	$10.04-$34.14	$8.22-$27.88	$5.80-$19.64
Net assets	$11,540,283	$10,641,817	$14,613,883	$14,212,837	$11,809,875
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	13.97%-14.16%	(5.88)%-(5.65)%	22.14%-22.45%	41.72%-41.96%	(40.94)%-(40.83)%

45

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
Guggenheim VT Mid Cap Value
Units	570,257	653,489	750,359	878,394	1,045,746
Unit value	$31.55-$65.13	$27.38-$56.40	$30.08-$61.83	$25.95-$53.23	$18.32-$37.51
Net assets	$36,903,331	$36,644,336	$46,194,488	$46,468,014	$38,853,955
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	15.23%-15.48%	(8.98)%-(8.78)%	15.92%-16.16%	41.65%-41.91%	(29.62)%-(29.47)%

Guggenheim VT Money Market
Units	341,307	469,229	705,020	910,518	2,059,472
Unit value	$10.04-$12.56	$10.26-$12.81	$10.48-$13.06	$10.70-$13.30	$10.91-$13.54
Net assets	$4,222,148	$5,939,503	$9,137,674	$12,075,880	$27,773,075
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	(2.14)%-(1.95)%	(2.10)%-(1.91)%	(2.06)%-(1.80)%	(1.92)%-(1.77)%	0.46%-0.67%

Guggenheim VT MSCI EAFE Equal Weight
Units	487,627	568,315	718,510	861,044	1,088,613
Unit value	$11.15-$30.14	$9.72-$26.23	$11.73-$31.59	$10.31-$27.69	$8.75-$23.46
Net assets	$14,569,714	$14,793,834	$22,490,569	$23,643,794	$25,143,141
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	14.71%-14.91%	(17.14)%-(16.97)%	13.77%-14.08%	17.83%-18.03%	(39.36)%-(39.25)%

46

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
Guggenheim VT Small Cap Growth
Units	241,036	273,196	483,892	374,403	461,843
Unit value	$8.93-$17.34	$8.13-$15.77	$8.43-$16.31	$6.59-$12.72	$4.95-$9.54
Net assets	$4,145,139	$4,275,296	$7,843,878	$4,726,303	$4,360,126
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	9.84%-9.96%	(3.56)%-(3.31)%	27.92%-28.22%	33.13%-33.33%	(48.06)%-(47.95)%

Guggenheim VT Small Cap Value
Units	336,523	366,856	401,316	585,040	541,565
Unit value	$35.33-$35.79	$29.98-$30.44	$31.88-$32.42	$26.52-$27.04	$17.25-$17.62
Net assets	$11,888,733	$10,999,051	$12,794,001	$15,519,109	$9,345,325
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	17.58%-17.85%	(6.11)%-(5.96)%	19.90%-20.21%	53.46%-53.74%	(39.57)%-(39.45)%

Guggenheim VT U.S. Intermediate Bond
Units	461,761	518,973	551,466	638,318	816,738
Unit value	$13.84-$17.89	$13.29-$17.14	$12.84-$16.53	$12.31-$15.81	$11.54-$14.79
Net assets	$8,241,565	$8,867,449	$9,087,509	$10,063,738	$12,016,539
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	4.14%-4.38%	3.50%-3.69%	4.31%-4.55%	6.67%-6.90%	(10.05)%-(9.93)%

47

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
Guggenheim VT U.S. Long Short Momentum
Units	37,324	48,905	76,590	123,939	131,546
Unit value	$11.45-$11.66	$11.14-$11.32	$12.12-$12.29	$11.07-$11.21	$8.84-$8.93
Net assets	$435,613	$554,156	$941,657	$1,389,302	$1,174,601
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	0.10%	- %
Total return***	2.78%-3.00%	(8.09)%-(7.89)%	9.49%-9.63%	25.23%-25.53%	(41.69)%-(41.56)%

Invesco V.I. Global Health Care
Units	81,433	42,147	33,050	56,256	107,695
Unit value	$13.52-$13.76	$11.36-$11.55	$11.11-$11.26	$10.72-$10.85	$8.53-$8.62
Net assets	$1,120,912	$486,821	$372,509	$610,612	$928,275
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	0.25%	- %
Total return***	19.01%-19.13%	2.25%-2.58%	3.64%-3.78%	25.67%-25.87%	(29.79)%-(29.63)%

Invesco V.I. Global Real Estate
Units	110,920	124,734	136,780	146,196	215,259
Unit value	$17.48-$17.80	$13.87-$14.09	$15.07-$15.28	$13.03-$13.19	$10.07-$10.17
Net assets	$1,971,357	$1,755,122	$2,087,770	$1,928,066	$2,188,764
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	0.65%	3.16%	12.43%	- %	6.56%
Total return***	26.03%-26.33%	(7.96)%-(7.79)%	15.66%-15.85%	29.39%-29.70%	(45.54)%-(45.44)%

48

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
Invesco V.I. Government Securities
Units	125,765	888,265	130,258	316,202	494,321
Unit value	$11.78-$11.95	$11.71-$11.86	$11.05-$11.16	$10.70-$10.79	$10.79-$10.85
Net assets	$1,503,400	$10,531,929	$1,455,567	$3,413,848	$5,366,378
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	0.74%	0.93%	0.28%	6.04%	9.48%
Total return***	0.60%-0.76%	4.93%-6.27%	3.27%-3.43%	(0.83)%-(0.55)%	(0.09)%-0.09%

Invesco V.I. International Growth
Units	223,667	258,035	203,608	505,701	369,033
Unit value	$13.56-$13.76	$11.96-$12.11	$13.07-$13.20	$11.79-$11.89	$8.88-$8.94
Net assets	$3,078,689	$3,125,268	$2,690,015	$6,013,558	$3,298,329
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	1.31%	1.09%	1.03%	0.99%	0.48%
Total return***	13.38%-13.63%	(8.49)%-(8.26)%	10.86%-11.02%	32.77%-33.00%	(41.50)%-(41.38)%

Invesco V.I. Mid Cap Core Equity
Units	228,358	101,166	110,736	96,929	89,735
Unit value	$13.35-$13.60	$12.27-$12.47	$13.33-$13.52	$11.91-$12.05	$9.32-$9.41
Net assets	$3,106,002	$1,261,884	$1,497,868	$1,168,256	$844,830
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	0.06%	0.33%	1.16%	1.62%
Total return***	8.80%-9.06%	(7.95)%-(7.77)%	11.92%-12.20%	27.79%-28.06%	(29.82)%-(29.72)%

49

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
Invesco Van Kampen V.I. Comstock
Units	113,058	114,192	111,391	56,333	65,758
Unit value	$11.45-$11.62	$9.79-$9.91	$10.16-$10.27	$8.92-$9.00	$7.06-$7.11
Net assets	$1,313,431	$1,131,319	$1,143,465	$506,823	$467,319
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	1.61%	1.50%	0.07%	3.64%	2.99%
Total return***	16.96%-17.26%	(3.64)%-(3.51)%	13.90%-14.11%	26.35%-26.58%	(36.85)%-(36.69)%

Invesco Van Kampen V.I. Equity and Income
Units	72,423	84,764	83,234	96,582	103,451
Unit value	$12.36-$12.54	$11.18-$11.32	$11.51-$11.63	$10.44-$10.53	$8.66-$8.72
Net assets	$908,008	$959,024	$967,688	$1,016,550	$901,632
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	1.69%	1.93%	1.72%	2.85%	1.99%
Total return***	10.55%-10.78%	(2.87)%-(2.67)%	10.25%-10.45%	20.55%-20.76%	(20.55)%-(23.76)%

Invesco Van Kampen V.I. Mid Cap Growth
Units	53,390	58,565	61,698	92,803	188,771
Unit value	$10.96-$11.12	$9.96-$10.08	$10.93-$11.04	$9.37-$9.45	$6.71-$6.75
Net assets	$593,970	$591,105	$681,501	$877,403	$1,274,311
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	- %	- %	- %	- %
Total return***	(2.83)%-(2.70)%	(8.87)%-(8.70)%	16.65%-16.83%	39.64%-40.00%	(47.94)%-(47.88)%

50

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
Invesco Van Kampen V.I. Value Opportunities
Units	47,554	65,385	92,312	143,043	61,839
Unit value	$9.60-$9.77	$8.29-$8.42	$8.72-$8.84	$8.29-$8.39	$5.70-$5.79
Net assets	$464,784	$550,802	$816,271	$1,199,452	$355,983
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	1.10%	0.63%	0.37%	1.53%	0.39%
Total return***	15.80%-16.03%	(4.93)%-(4.75)%	5.19%-5.36%	45.44%-45.66%	(52.66)%-(52.55)%

Legg Mason ClearBridge Variable Aggressive Growth
Units	147,559	120,228	166,315	139,894	262,601
Unit value	$12.11-$12.29	$10.39-$10.52	$10.34-$10.44	$8.42-$8.49	$6.38-$6.42
Net assets	$1,809,567	$1,262,259	$1,734,140	$1,186,259	$1,684,620
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	0.17%	- %	- %	- %	- %
Total return***	16.55%-16.83%	0.48%-0.77%	22.80%-22.97%	31.97%-32.24%	(41.52)%-(41.42)%

Legg Mason ClearBridge Variable Small Cap Growth
Units	22,554	28,479	86,451	24,459	110,352
Unit value	$14.45-$14.66	$12.30-$12.45	$12.33-$12.46	$10.01-$10.09	$7.12-$7.17
Net assets	$330,607	$354,480	$1,076,599	$246,690	$790,677
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	0.30%	- %	- %	- %	- %
Total return***	17.48%-17.75%	(0.24)%-(0.08)%	23.18%-23.49%	40.59%-40.73%	(41.69)%-(41.52)%

51

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
MFS VIT Research International
Units	69,191	76,091	283,846	85,242	92,887
Unit value	$11.41-$11.58	$9.96-$10.09	$11.38-$11.50	$10.47-$10.56	$8.15-$8.20
Net assets	$801,139	$767,557	$3,264,329	$899,618	$761,731
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	2.15%	0.71%	0.52%	6.22%	0.79%
Total return***	14.56%-14.77%	(12.48)%-(12.26)%	8.69%-8.90%	28.47%-28.78%	(43.44)%-(43.33)%

MFS VIT Total Return
Units	80,557	116,146	117,223	110,717	105,348
Unit value	$11.81-$11.98	$10.82-$10.95	$10.82-$10.94	$10.03-$10.12	$8.66-$8.72
Net assets	$965,900	$1,272,840	$1,282,604	$1,120,678	$918,661
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	2.54%	2.55%	2.19%	3.16%	3.81%
Total return***	9.15%-9.41%	0.00%-0.09%	7.88%-8.10%	15.82%-16.06%	(23.57)%-(23.37)%

MFS VIT Utilities
Units	186,974	209,002	210,231	237,332	255,973
Unit value	$17.60-$17.86	$15.80-$16.00	$15.08-$15.23	$13.50-$13.61	$10.32-$10.39
Net assets	$3,338,335	$3,343,039	$3,202,121	$3,229,912	$2,659,078
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	6.49%	2.96%	2.84%	4.43%	1.15%
Total return***	11.39%-11.63%	4.77%-5.06%	11.70%-11.90%	30.81%-30.99%	(38.83)%-(38.67)%

52

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
Neuberger Berman AMT Socially Responsive
Units	281,835	315,458	375,064	374,598	450,902
Unit value	$16.85-$17.08	$15.46-$15.64	$16.23-$16.38	$13.43-$13.53	$10.40-$10.45
Net assets	$4,811,217	$4,932,285	$6,141,647	$5,067,863	$4,712,030
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	0.10%	0.25%	0.02%	1.80%	1.75%
Total return***	8.99%-9.21%	(4.74)%-(4.52)%	20.85%-21.06%	29.13%-29.47%	(40.37)%-(40.29)%

Oppenheimer Main Street Small- & Mid-Cap Fund/VA
Units	72,229	76,087	134,963	44,257	122,510
Unit value	$14.40-$14.66	$12.44-$12.64	$12.95-$13.13	$10.69-$10.82	$7.94-$8.02
Net assets	$1,055,682	$958,860	$1,769,343	$478,526	$981,857
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	0.34%	0.46%	0.19%	0.44%	0.25%
Total return***	15.76%-15.98%	(3.94)%-(3.73)%	21.14%-21.35%	34.63%-34.91%	(38.97)%-(38.83)%

PIMCO VIT All Asset
Units	91,324	106,101	119,080	57,817	63,034
Unit value	$15.38-$15.66	$13.60-$13.81	$13.55-$13.74	$12.18-$12.32	$10.18-$10.28
Net assets	$1,429,844	$1,465,654	$1,636,388	$712,637	$648,121
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	5.21%	6.39%	7.98%	6.41%	11.51%
Total return***	13.09%-13.40%	0.37%-0.51%	11.25%-11.53%	19.65%-19.84%	(17.17)%-(17.03)%

53

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
PIMCO VIT CommodityRealReturn Strategy
Units	68,605	81,379	101,454	126,318	98,030
Unit value	$10.66-$10.82	$10.28-$10.41	$11.30-$11.42	$9.22-$9.30	$6.62-$6.66
Net assets	$741,920	$846,939	$1,158,260	$1,174,532	$653,140
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	2.90%	17.31%	13.91%	5.92%	18.20%
Total return***	3.70%-3.94%	(9.03)%-(8.84)%	22.56%-22.80%	39.27%-39.64%	(44.70)%-(44.59)%

PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
Units	104,905	128,171	134,241	119,744	164,526
Unit value	$13.91-$14.11	$12.75-$12.91	$12.14-$12.27	$11.37-$11.47	$10.00-$10.06
Net assets	$1,479,248	$1,654,084	$1,646,081	$1,373,508	$1,655,317
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	2.30%	1.92%	2.99%	2.68%	3.44%
Total return***	9.10%-9.30%	5.02%-5.22%	6.77%-6.97%	13.70%-14.02%	(3.94)%-(3.73)%

PIMCO VIT Low Duration
Units	304,266	338,882	370,848	278,894	273,260
Unit value	$12.58-$12.81	$12.08-$12.27	$12.14-$12.31	$11.72-$11.86	$10.51-$10.61
Net assets	$3,896,809	$4,158,173	$4,564,431	$3,305,791	$2,897,982
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	1.90%	1.67%	1.70%	3.28%	4.49%
Total return***	4.14%-4.40%	(0.49)%-(0.32)%	3.58%-3.79%	11.51%-11.78%	(1.96)%-(1.85)%

54

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2012	2011	2010	2009	2008
PIMCO VIT Real Return
Units	774,658	769,707	863,410	919,104	998,041
Unit value	$15.19-$15.46	$14.19-$14.42	$12.92-$13.10	$12.14-$12.29	$10.42-$10.53
Net assets	$11,972,077	$11,093,427	$11,302,095	$11,287,920	$10,505,212
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	1.05%	2.12%	1.47%	3.84%	3.02%
Total return***	7.05%-7.21%	9.83%-10.08%	6.43%-6.59%	16.51%-16.71%	(8.60)%-(8.36)%

Royce Micro-Cap
Units	132,157	156,915	185,185	159,063	132,120
Unit value	$13.10	$12.20-$12.35	$14.10-$14.25	$11.03-$11.12	$7.09-$7.14
Net assets	$1,731,125	$1,937,347	$2,638,232	$1,768,440	$942,623
Ratio of expenses to net assets*	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%	1.40%-1.60%
Investment income ratio**	- %	2.29%	1.81%	- %	2.07%
Total return***	5.82%-6.07%	(13.48)%-(13.33)%	27.83%-28.15%	55.57%-55.74%	(44.17)%-(44.04)%

55

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

*These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

**These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excluded those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

***For periods shorter than a year, total return is not annualized. These amounts represent the total return for the periods indicated including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

56

PART C

OTHER INFORMATION

Item 24.                 Financial Statements and Exhibits

(a)	Financial Statements

The following financial statements are included in Part B of this Registration Statement:  (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012; and (2) the audited financial statements of Variable Annuity Account VIII at December 31, 2012, and for each of the specified periods ended December 31, 2012 and 2011.

(b)	Exhibits

	(1)	Resolution of the Board of Directors of Security Benefit Life Insurance Company (“SBL”) authorizing establishment of the Separate Account(a)

	(2)	Not Applicable

	(3)	(a)	Facilities Agreement(w)
		(b)	SBL Variable Products Schedule of Commissions(g)
		(c)	Marketing Organization Agreement(t)
		(d)	SBL Variable Products Sales Agreement(h)
		(e)	Schedule of Asset Based Commissions(c)
		(f)	Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreement(j)
		(g)	Distribution Agreement(t)

	(4)	(a)	Individual Contract (Form V6022 10-94)(g)
		(b)	Individual Contract - Unisex (Form V6022 10-94)U(a)
		(c)	Loan Endorsement (Form V6066 10-00)(e)
		(d)	SIMPLE IRA Endorsement (Form 4453C-5S R9-03)(i)
		(e)	Tax-Sheltered Annuity Endorsement (Form V6101 R9-10)(s)
		(f)	Individual Retirement Annuity Endorsement (Form 6849A R9-10)(s)
		(g)	Roth IRA Endorsement (Form V6851A R9-10)(s)
		(h)	457 Plan Endorsement (Form V6054 R1-98)(a)
		(i)	403a Endorsement (Form V6057 10-98)(b)
		(j)	Method for Deductions Endorsement (Form V6071 3-01)(f)
		(k)	Texas Optional Retirement Plan Rider (Form V6932G 7-00)(f)

	(5)	Application (Form V6845 R2-11)(z)

	(6)	(a)	Composite of Articles of Incorporation of SBL(k)
		(b)	Bylaws of SBL(t)

	(7)	Not Applicable

	(8)	(a)	Participation Agreement - AIM(ad)
		(b)	Participation Agreement – American Century(ab)
		(c)	Participation Agreement – Dreyfus(ad)
		(d)	Participation Agreement – Legg Mason (Citigroup Global Markets, Inc)(x)
		(e)	Participation Agreement – MFS®(ac)

	(f)	Participation Agreement – Morgan Stanley (Van Kampen UIF)(ac)
	(f)	Participation Agreement – Neuberger Berman – AMT Funds(u)
	(g)	Participation Agreement – Oppenheimer(s)
	(h)	Participation Agreement – PIMCO(aa)
	(i)	Participation Agreement – Royce(m)
	(j)	Participation Agreement – Rydex(o)
(i) Amendment Number 1(o)
(ii) Amendment Number 2(o)
(iii) Amendment Number 3(o)
(iv) Amendment Number 4(o)
(v) Amendment Number 5(o)
(vi) Amendment Number 6(p)

	(m)	Participation Agreement – SBL(aa)
	(n)	Information Sharing Agreement – AIM(r)
	(o)	Information Sharing Agreement – American Century(r)
	(p)	Information Sharing Agreement – Dreyfus(r)
	(q)	Information Sharing Agreement – Legg Mason(v)
	(r)	Information Sharing Agreement –MFS(r)
	(s)	Information Sharing Agreement – Neuberger Berman(u)
	(t)	Information Sharing Agreement – Oppenheimer(r)
	(u)	Information Sharing Agreement – PIMCO(r)
	(v)	Information Sharing Agreement – Royce(r)
	(w)	Information Sharing Agreement – Rydex(r)
	(y)	Information Sharing Agreement – Security Funds(q)

(9)	Opinion of Counsel(g)

(10)	(a)	Consent of Independent Registered Public Accounting Firm
	(b)	Consent of Counsel

(11)	Not Applicable

(12)	Not Applicable

(13)	(a)	Powers of Attorney of Howard R. Fricke, John F. Frye, John F. Guyot, Michael P. Kiley, James F. Mullery, and Douglas G. Wolff(y)
	(b)	Power of Attorney of Roger S. Offermann(ae)

(a)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-23723 (filed March 1, 1999).
(b)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-23723 (filed April 30, 1999).
(c)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 002-89328 (filed April 28, 2000).
(d)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-138540 (filed January 10, 2011).
(e)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-41180 (filed February 16, 2001).
(f)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 002-89328 (filed April 11, 2001).
(g)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 033-85592 (filed April 11, 2001).
(h)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-52114 (filed March 1, 2002).
(i)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-93947 (filed April 30, 2004).
(j)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004).
(k)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-52114 (filed February 23, 2005).
(l)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006).
(m)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 002-89328 (filed April 28, 2006).
(n)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-124509 (filed April 28, 2006).

(o)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006).
(p)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007).
(q)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007).
(r)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007).
(s)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011).
(t)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008).
(u)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-84159 (filed April 27, 2009).
(v)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2009).
(w)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 002-89328 (filed April 27, 2009).
(x)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 002-89328 (filed April 29, 2011).
(y)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed February 16, 2012).
(z)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2011)
(aa)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 27, 2012).
(ab)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 2012).
(ac)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012).
(ad)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013).
(ae)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed October 19, 2012),

Item 25.                      Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Michael P. Kiley	Chief Executive Officer and Director
Douglass G. Wolff	President and Director
John F. Frye	Senior Vice President, Chief Financial Officer, Chief Investment Officer, Treasurer, and Director
John F. Guyot	Senior Vice President, General Counsel Secretary, and Director
Roger S. Offermann	Senior Vice President and Chief Actuary and Director
Albert Dal Porto	Vice President, Product Development, and Market Research
Christopher D. Swickard	Vice President, Associate General Counsel, and Assistant Secretary
Kevin M. Watt	Vice President
Carmen R. Hill	Second Vice President and Chief Compliance Officer
*Located at One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 26.                 Persons Controlled by or Under Common Control with the Depositor or Registrant

The Depositor, Security Benefit Life Insurance Company (“SBL” or the “Company”), is indirectly controlled by Sammons Enterprises, Inc.  The Registrant is a segregated asset account of SBL.  Shares of Sammons Enterprises, Inc. are held by GreatBanc Trust Company, as Trustee of the Sammons Enterprises, Inc. Employee Stock Ownership Trust (ESOT).  Other companies directly or indirectly controlled by Sammons Enterprises, Inc. (SEI), as of December 31, 2012, are:

Name	Jurisdiction	Percent of Voting Securities Owned
1888 Fund, Ltd	CYM	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
1900 Capital, Inc.	DE	100%	by Compatriot Capital, Inc.
5180 CLO LP	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
7100 Holdings, LLC	DE	100%	by EquiTrust Life Insurance Company
A24 Films, LLC	DE	66.67%	by SBC Funding, LLC
Aberdeen investment entities	DE	100%	by Crossfield Holdings, LLC
Advisor Research Center, LLC	MD	100%	by Rydex Fund Services, LLC
AF investment entities	DE	100%	by GPFT Holdco, LLC
AF V, LLC	DE	100%	by GPFT Holdco, LLC
AF VI, LLC	DE	100%	by GPFT Holdco, LLC
AF VII, LLC	DE	100%	by GPFT Holdco, LLC
AFSP Fund I Partners, LLC	DE	53.61%	by Compatriot Capital, Inc.
AG/SRI Crystal Lake, LLC	DE	90%	by SRI Ventures, LLC
AG/SRI Fossil Creek, LLC	DE	90%	by SRI Ventures, LLC
AG/SRI Prestonwood, LLC	DE	90%	by SRI Ventures, LLC
Aircraft Mgmt. Company, LLC	DE	100%	by GPFT Holdco, LLC
Ann Arbor City Apartments, LLC	DE	90%	by Compatriot Capital, Inc.
		10%	by Village Green Holding, LLC
Argus Portfolios Holdings Ltd.	CYM	0%	Managed by Guggenheim Partners, LLC
Argus Portfolios SPC	CYM	100%	by Argus Portfolios Holdings Ltd.
ASG Mortgage Investors, LLC	DE	35.29%	by 1900 Capital, Inc.
Asset Consulting Group, LLC	DE	100%	by GWM Holdco, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Aureus Belmont Growth Partners, LLC	DE	61.45%	by Compatriot Capital, Inc.
Aureus Group, LLC	DE	29.85%	by Compatriot Capital, Inc.
Bateson Holdings, LLC	DE	100%	by EquiTrust Holdings, LLC
Bennington Stark Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
BFC Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Bingham LP	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Bismarck Development Company, LLC	DE	100%	by Bismarck Real Estate Partners, Inc.
Bismarck Real Estate Partners, Inc.	DE	100%	by GC Parent Holdings, LLC
Briggs Construction Equipment, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Briggs Equipment Mexico, Inc.	DE	100%	by Briggs Equipment, Inc.
Briggs Equipment UK Limited	GBR	100%	by Briggs UK Holdings, Inc.
Briggs Equipment, Inc.	DE	100%	by Briggs International, Inc.
Briggs Equipment, S.A. de C.V.	MEX	99%	by Briggs Equipment, Inc..
		1%	by Briggs Equipment Mexico, Inc
Briggs International, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Briggs UK Holdings, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Cainhoy Land & Timber, LLC	DE	65.5%	by GC Parent Holdings, LLC
California Reverse Mortgage Co.	CA	100%	by Generation Financial Mortgage, LLC
Canby investment entities	DE	100%	by Crossfield Holdings, LLC
Capitol Park investment entities	DE	100%	by Fairbury Holdings, LLC
Caprock Funding entities	DE	100%	by Corporate Funding V, LLC
Cedar Springs (Cayman) Ltd.	CYM	100%	by Cedar Springs Capital Company, LLC
Cedar Springs Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
CF-G Funding, LLC	DE	100%	by Gennessee Insurance Agency, LLC
Channel Capital Group Holdings, LLC	DE	38.25%	by Nominee Holding Company, LLC
Channel Capital Group LLC	DE	100%	by Channel Capital Group Holdings, LLC
Chelsea Creek Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Compatriot Capital, Inc.	DE	100%	by Sammons Equity Alliance, Inc.
Concord Minutemen (Cayman) Ltd.	CYM	100%	by Concord Minutemen Capital Company, LLC
Concord Minutemen Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Consolidated Investment Services, Inc.	NV	100%	by Sammons Enterprises, Inc.
Controladora Briggs de Mexico S. de R.L. de C.V.	MEX	99%	by Briggs Equipment, Inc.
		1%	Briggs Equipment Mexico, Inc.
Copper River CLO Ltd	CYM	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Corporate Funding investment entities	DE	100%	by GPFT Holdco, LLC
Corporate Funding IV, LLC	DE	100%	by GPFT Holdco, LLC
Corporate Funding V, LLC	DE	100%	by GPFT Holdco, LLC
CP Aureus FSP, LP	DE	49.47%	by AFSP Fund I Partners, LLC
Crestview investment entities	DE	100%	by Bateson Holdings, LLC
Crossfield Holdings, LLC	DE	100%	by PLIC Holdings, LLC
Crown Point Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Crown Point Funding (Cayman), Ltd.	CYM	100%	by Crown Point Capital Company, LLC
CSFC, LLC	DE	100%	by The Liberty Hampshire Company, LLC
DBI/ASG Mortgage Acquisition Fund I, LP	DE	55.4%	by 1900 Capital, Inc.
dcp Funding LLC	DE	27.81%	by Guggenheim Life and Annuity Company
dcp Funding LLC	DE	0%	Managed by Guggenheim Corporate Funding, LLC
Deferred Compensation investment entities	DE	36.0-100%	by GC Deferred Compensation I, LLC
dick clark entities	DE	100%	by dcp Funding LLC
E2 CTA Portfolio Limited	CYM	100%	by The Liberty Hampshire Company, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
E2M Fund II Holdco, LP	DE	23.85%	by Compatriot Capital, Inc.
E2M Fund II Holdco, LP	DE	0%	Managed by E2M General Partner II, LLC
E2M General Partner II, LLC	DE	18.47%	by Compatriot Capital, Inc.
E2M General Partner III, LLC	DE	30%	by Compatriot Capital, Inc.
E2M Holdings, LLC	DE	30%	by Compatriot Capital, Inc.
E2M Partners, LLC	DE	100%	by E2M Holdings, LLC
E2M Strategic Fund (Fund A), LP	DE	80.46%	by Compatriot Capital, Inc.
E2M Strategic Fund (Fund A), LP	DE	0%	Managed by E2M General Partner III, LLC
E2M/SRC Investment Company, LLC	DE	37.03%	by Compatriot Capital, Inc.
E2M/SRC Investment Company, LLC	DE	60%	by E2M Fund II Holdco, LP
Edgehill Byron Capital Company Limited	IRL	0%	Managed by Guggenheim Partners, LLC
EFC Holdings investment entities	DE	100%	by GPFT Holdco, LLC
Eiger Fund I, LP	DE	38.79%	by Compatriot Capital, Inc.
Eiger Partners, LP	DE	10%	by Compatriot Capital, Inc.
Ellsford Financial Holdings, LLC	DE	100%	by EquiTrust Holdco Parent, LLC
ELSL Funding, LLC	DE	100%	by Elsmere Insurance Agency, LLC
Elsmere Insurance Agency, LLC	DE	100%	by Guggenheim Life and Annuity Company
Energy Asset Holdings LLC	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Enfield Holdings, LLC	NJ	100%	by EquiTrust Holdco Parent, LLC
Enterhealth, LLC	TX	21.3%	by Sammons Capital, Inc.
EquiTrust GBM Investco, LLC	DE	100%	by EquiTrust Life Insurance Company
EquiTrust Holdco Parent II, LLC	DE	30%	by Guggenheim Insurance Holdco, LLC
EquiTrust Holdco Parent II, LLC	DE	0%	Managed by Guggenheim Insurance Holdco, LLC
EquiTrust Holdco Parent II, LLC	DE	70%	by EquiTrust Investors Holdings, LLC
EquiTrust Holdco Parent, LLC	DE	100%	by EquiTrust Holdco Parent II, LLC
EquiTrust Holdco Parent, LLC	DE	0%	Mgmt. by EquiTrust Manager, LLC
EquiTrust Holdings, LLC	DE	100%	by EquiTrust Holdco Parent, LLC
EquiTrust Insurance Services, LLC	DE	100%	by Guggenheim Insurance Services, LLC
EquiTrust Investors Holdings, LLC	DE	0%	Managed by Guggenheim Insurance Holdco, LLC
EquiTrust Life Insurance Company	IA	100%	by EquiTrust Holdings, LLC
EquiTrust Manager, LLC	DE	100%	by Guggenheim Insurance Holdco, LLC
ET Note Holdco, LLC	DE	100%	by EquiTrust Investors Holdings, LLC
Fairbury Holdings, LLC	DE	100%	by GLAC Holdings, LLC
Fieldstone investment entities	DE	100%	by Bateson Holdings, LLC
First Security Benefit Life Insurance and Annuity Company of New York	NY	100%	by Security Benefit Corporation
Forklift Operations de Mexico, S.A. de C.V.	MEX	99%	by Controladora Briggs de Mexico S. de R.L. de C.V.
		1%	by Briggs Equipment Mexico, Inc.
Forrestal Portfolios, LLC	DE	100%	by Moore's Creek Capital Corporation
Franklin Park (Cyprus) Limited	CYP	100%	by GGIC IIP Holdings LP
Franklin Park India, LLC	DE	100%	by Infrastructure India Plc
GAAFS Holdings, LLC	DE	100%	by Guggenheim Advisors, LLC
GAIF II Aviation asset holding companies	DE	100%	by Guggenheim Aviation Investment Fund II, LP
GAIF II Aviation asset holding companies	DE	100%	by GAIF II U.S. Source Fund, LP
GAIF II FF Feeder Fund, L.P.	DE	0%	Managed by Guggenheim Aviation Services II, LLC
GAIF II Services Group, LLC	DE	100%	by Guggenheim Aviation Investment Fund II, LP
GAIF II U.S. Source Blocker, LP	DE	0%	Managed by Guggenheim Aviation Services II, LLC
GAIF II U.S. Source Fund, LP	DE	0%	Managed by Guggenheim Aviation Services II, LLC
GAIF II U.S. Source Services Group, LLC	DE	100%	by GAIF II U.S. Source Fund, LP

Name	Jurisdiction	Percent of Voting Securities Owned
GASG Co-Investor Fund I, LP	DE	50%	by 1900 Capital, Inc.
Gaston Financial Holdings, LLC	NJ	100%	by GLAC Holdings, LLC
GBH Venture Co., Inc.	DE	100%	by Consolidated Investment Services, Inc.
GBM Investco investment entities	DE	100%	by PLIC Holdings, LLC
GBM Investco investment entities	DE	100%	by EquiTrust Holdings, LLC
GBM Investco investment entities	DE	100%	by GLAC Holdings, LLC
GBM investment entities	DE	100%	by Security Benefit Corporation
GC Deferred Compensation I, LLC	DE	100%	by Guggenheim Capital, LLC
GC Deferred Compensation Offshore, Ltd.	CYM	100%	by Guggenheim Capital International, Ltd.
GC Maple Leaf, Inc.	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
GC New York, LLC	DE	99.5%	by GC Parent Holdings, LLC
GC Orpheus Investors, LLC	DE	20.17%	by Guggenheim Partners, LLC
GC Parent Holdings, LLC	DE	100%	by Guggenheim Capital, LLC
GC Pilar Golf Investment, LLC	DE	100%	by GC Parent Holdings, LLC
GC Repo, LLC	DE	100%	by Guggenheim Partners, LLC
GC VIE Manager, LLC	DE	99.5%	by Guggenheim Partners, LLC
GDP property holding entities	DE	100%	by Guggenheim Development Partners, Inc.
GDP-Pilara Lotes, LLC	DE	100%	by GC Parent Holdings, LLC
Generation Financial Group, LLC	DE	50%	by JLx3, LLC
Generation Financial Group, LLC	DE	50%	by Guggenheim Partners, LLC
Generation Financial Mortgage, LLC	DE	66.87%	by GPFT Holdco, LLC
Generation Financial Mortgage, LLC	DE	25.81%	by Generation Financial Group, LLC
Generation Mortgage Company	CA	100%	by Generation Financial Mortgage, LLC
Gennessee Insurance Agency, LLC	DE	100%	by Security Benefit Life Insurance Company
GFP Green Inc.	CYM	100%	by Guggenheim Global Infrastructure Company Limited
GFP Peru Dunas Holdings, Inc.	CYM	100%	by Guggenheim Global Infrastructure Company Limited
GFP Wind Holdings, LLC	DE	100%	by Guggenheim Franklin Park Management, LLC
GFS (Ireland) Limited	IRL	100%	by Guggenheim Fund Solutions, LLC
GFS MAP (Ireland) Public Limited Company	IRL	0%	Managed by Guggenheim Fund Solutions, LLC
GGIC Greenbacker Funding Ltd.	CYM	100%	by Guggenheim Global Infrastructure Company Limited
GGIC IIP Holdings LP	CYM	0%	Managed by GGIC IIP Holdings Ltd.
GGIC IIP Holdings LP	CYM	100%	by Guggenheim Global Infrastructure Company Limited
GGIC IIP Holdings Ltd.	CYM	100%	by Guggenheim Global Infrastructure Company Limited
GGIC KTI Holdings, Ltd.	CYM	100%	by Guggenheim Global Infrastructure Company Limited
GGIC Loan Funding I, LLC	DE	100%	by Guggenheim Global Infrastructure Company Limited
GGT GP LLC	DE	100%	by GGT Manager
GGT Manager	DE	100%	by Guggenheim Holdings, LLC
GGT Multi-Strategy Fund LLC	DE	0%	Managed by GGT Manager
GGT Multi-Strategy Funds	CYM	0%	Managed by GGT GP LLC
GGT Trading	DE	0%	Managed by GGT GP LLC
GIA Asia Holdings, Ltd.	CYM	100%	by GWM Holdco, LLC
GIA Europe Holdings, Ltd.	CYM	100%	by GWM Holdco, LLC
GIA Services (CA), Inc.	DE	100%	by Guggenheim Investment Advisors, LLC
GIAS Funds	DE	0%	Managed by Guggenheim Advisors, LLC
GIFS (Cayman) Ltd.	CYM	100%	by GIFS Capital Company, LLC
GIFS Capital Company, LLC	DE	100%	by Relationship Funding Company, LLC
Gila Bend Power Partners, LLC	DE	50%	by Sammons Power Development, Inc.
GIM GP Ltd.	CYM	100%	by Guggenheim Partners Investment Management, LLC
GLAC CRE Holdings, LLC	DE	100%	by Guggenheim Life and Annuity Company

Name	Jurisdiction	Percent of Voting Securities Owned
GLAC GBM Investco, LLC	DE	100%	by Guggenheim Life and Annuity Company
GLAC Holdings, LLC	DE	100%	by GPFT Holdco, LLC
GN Fund I, LLC	FL	100%	by Guggenheim Nicklaus Partners, LLC
GNP property holding entities	DE	100%	by Guggenheim-Nicklaus Fund I, Ltd.
GNP property holding entities	DE	100%	by Guggenheim Nicklaus Partners, LLC
GP Energy Partners, LLC	DE	100%	by Guggenheim Securities, LLC
GP Feeder Fund Management, LLC	DE	100%	by GWM Holdco, LLC
GP Holdco, LLC	DE	99.5%	by Guggenheim Partners, LLC
GP India Opportunities Feeder Fund, LP	CYM	0%	Managed by Guggenheim Partners India GP, LLC
GPAM Holdings II, LLC	DE	100%	by Guggenheim Partners Investment Management, LLC
GPAM Holdings III, LLC	DE	100%	by Guggenheim Partners Investment Management, LLC
GPAM Holdings IV, LLC	DE	99.5%	by Guggenheim Partners Investment Management, LLC
GPAM Holdings, Inc.	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
GPBLK, Inc.	DE	100%	by GP Holdco, LLC
GPC Portfolio Companies	DE	0%	Managed by Guggenheim Advisors, LLC
GPFT Holdco, LLC	DE	100%	by GP Holdco, LLC
GPI Ventures, LLC	DE	100%	by The Grove Park Inn Resort, Inc.
GPI3, LLC	DE	100%	by GLAC Holdings, LLC
GPIM Holdings V, LLC	DE	(Varies)	by Guggenheim Partners Investment Mgmt. Holdings, LLC
GPM Center Court, LLC	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
GRE II Absolute Return Fund Ltd.	CYM	100%	by Guggenheim Plus II L.P.
GRE Plus Company, LLC	DE	99.5%	by Guggenheim Partners, LLC
GRE property holding companies	DE	84.0-100%	by Guggenheim Plus Leveraged LLC
GRE property holding companies	DE	100%	by Guggenheim Plus Unleveraged LLC
GRE property holding companies	DE	0%	Managed by Guggenheim Real Estate Investment Trust
GRE property holding companies	DE	67.0-100%	by Guggenheim Real Estate Investment Trust
GRE property holding companies	DE	0%	Managed by Guggenheim Plus Mezzanine Finance L.P.
GRE property holding companies	DE	95.0-100%	by Guggenheim Plus Mezzanine Finance L.P.
GRE U.S. Property Fund GP LLC	DE	100%	by Guggenheim Real Estate LLC
GRE U.S. Property Fund LP	DE	100%	by GRE U.S. Property Fund GP LLC
Green Lane CLO Ltd	CYM	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Greenpark AHC, LLC	NJ	100%	by GLAC Holdings, LLC
Greenwood Holdco, LLC	NJ	100%	by GLAC Holdings, LLC
GREI GP LLC	DE	100%	by Guggenheim Real Estate LLC
GRES GP LLC	DE	100%	by Guggenheim Trust Company LLC
Greyhound Financial Holdings, LLC	NJ	100%	by GLAC Holdings, LLC
GS Gamma Advisors, LLC	DE	50%	by GS Gamma Holdings, LLC
GS Gamma Holdings, LLC	DE	99.5%	by Guggenheim Partners, LLC
GS Gamma Investments, LLC	DE	0%	Managed by GS Gamma Management, LLC
GS Gamma Management, LLC	DE	50%	by GPFT Holdco, LLC
GSA Manager LLC	DE	100%	by GGT Manager LLC
GSA OPH LLC	DE	0%	Managed by GSA Manager LLC
GSFI, LLC	DE	70%	by Guggenheim Partners, LLC
GSFI, LLC	DE	30%	by JLx3, LLC
GTVI Partners, LLC	DE	44.4%	by Guggenheim Venture Partners, LLC
Guggenheim Access Funds	DE	0%	Managed by GP Feeder Fund Management, LLC
Guggenheim Advisors (Cayman) Ltd.	CYM	100%	by Guggenheim Advisors, LLC
Guggenheim Advisors Funds	CYM	0%	Managed by Guggenheim Advisors, LLC
Guggenheim Advisors, LLC	DE	100%	by Guggenheim Alternative Asset Management, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Guggenheim aero Finance Company, LLC	DE	100%	by GPBLK, Inc.
Guggenheim Alpha Solutions Fund, LLC	DE	100%	by GPIM Holdings V, LLC
Guggenheim Alternative Asset Management, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Apsley Fund, L.P.	CYM	0%	Managed by Guggenheim Apsley Holdings, LLC
Guggenheim Apsley Holdings, LLC	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Aviation GAP Holdco, LLC	DE	100%	by Guggenheim Aviation Partners, LLC
Guggenheim Aviation GM Holdco, LLC	DE	100%	by Guggenheim Manager, Inc.
Guggenheim Aviation GP Holdco, LLC	DE	100%	by Guggenheim Partners, LLC
Guggenheim Aviation Investment Fund II, LP	DE	0%	Managed by Guggenheim Aviation Services II, LLC
Guggenheim Aviation Offshore Investment Fund II, L.P.	CYM	0%	Managed by Guggenheim Aviation Services II, Ltd.
Guggenheim Aviation Partners Limited	GBR	100%	by Guggenheim Capital, LLC
Guggenheim Aviation Partners, LLC	DE	59.5%	by Guggenheim Partners, LLC
Guggenheim Aviation Services II, LLC	DE	39.5%	by Guggenheim Partners, LLC
Guggenheim Aviation Services II, Ltd.	CYM	100%	by Guggenheim Capital, LLC
Guggenheim Aviation Services, LLC	DE	39.5%	by Guggenheim Partners, LLC
Guggenheim Aviation Services, LLC	DE	10%	by Guggenheim Aviation Partners, LLC
Guggenheim Aviation Services, Ltd.	CYM	100%	by Guggenheim Capital, LLC
Guggenheim Capital International, Ltd.	CYM	100%	by GC Parent Holdings, LLC
Guggenheim Capital Mgmt. (Asia) Private Limited	IND	99%	by Guggenheim Partners Mauritius II, Ltd.
Guggenheim Capital, LLC	DE	38.23%	by SAGE Assets, Inc.
Guggenheim Commercial Real Estate Finance, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Concinnity Funds	CYM	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Concinnity Strategy Funds	DE	0%	Managed by Guggenheim Partners, LLC
Guggenheim Corporate Funding, LLC	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Credit Services, LLC	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Development Partners, Inc.	DE	100%	by GC Parent Holdings, LLC
Guggenheim Disbursement Agent, LLC	DE	100%	by Guggenheim Services, LLC
Guggenheim Distributors, LLC	KS	100%	by Rydex Holdings, LLC
Guggenheim Energy Advisors, LLC	DE	100%	by GP Energy Partners, LLC
Guggenheim Energy Advisors, LLC	DE	0%	Managed by GP Energy Partners, LLC
Guggenheim Energy LLC	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Energy Opportunities Fund, LP	DE	0%	Managed by Guggenheim Energy LLC
Guggenheim Energy Opportunities Leveraged Fund, LP	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Franklin Park Investments, L.P.	CYM	34.5%	by Guggenheim Franklin Park Investments, LLC
Guggenheim Franklin Park Investments, LLC	DE	60%	by GC Parent Holdings, LLC
Guggenheim Franklin Park Management, LLC	DE	100%	by Guggenheim Global Infrastructure Company Limited
Guggenheim Fund Solutions, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Funding (Cayman) Ltd.	CYM	100%	by Guggenheim Capital, LLC
Guggenheim Funds Distributors, LLC	DE	100%	by Guggenheim Funds Services, LLC
Guggenheim Funds Investment Advisors, LLC	DE	100%	by Guggenheim Funds Services, LLC
Guggenheim Funds Services Holdings, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Funds Services, LLC	DE	100%	by Guggenheim Funds Services Holdings, LLC
Guggenheim Global Infrastructure Company Limited	GGY	100%	by Guggenheim Franklin Park Investments, L.P.

Name	Jurisdiction	Percent of Voting Securities Owned
Guggenheim Global Investments Public Limited Company	IRL	100%	by Guggenheim Partners Investment Management, LLC
Guggenheim Global Trading, LLC	DE	99.5%	by Guggenheim Manager Holdco, LLC
Guggenheim Golf Properties Investor, LLC	DE	99.5%	by GC Parent Holdings, LLC
Guggenheim High Yield Plus Funds	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Holdings, LLC	DE	99.5%	by Guggenheim Partners, LLC
Guggenheim Insurance Holdco, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Insurance Services, LLC	DE	100%	by Guggenheim Insurance Holdco, LLC
Guggenheim International, LLC	DE	100%	by Guggenheim Corporate Funding, LLC
Guggenheim Investment Advisors (Europe) Limited	GBR	100%	by GIA Europe Holdings, Ltd.
Guggenheim Investment Advisors (Hong Kong) Limited	HKG	100%	by GIA Asia Holdings, Ltd.
Guggenheim Investment Advisors (Suisse) S.A.	CHE	16.67%	by Guggenheim Capital, LLC
Guggenheim Investment Advisors, LLC	DE	100%	by GWM Holdco, LLC
Guggenheim Investment Advisory Solutions, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Investor Services, LLC	DE	100%	by GWM Holdco, LLC
Guggenheim Investors Fund LLC	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Guggenheim IQ Equity Funds	CYM	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Knights of Security, LLC	DE	100%	by Guggenheim Partners, LLC
Guggenheim Life and Annuity Company	DE	100%	by GLAC Holdings, LLC
Guggenheim Loan Agent, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Loan Services Company fka JMFI Servicing Company	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Management, LLC	DE	100%	by Guggenheim Alternative Asset Management, LLC
Guggenheim Manager Holdco, LLC	DE	99.5%	by Guggenheim Partners, LLC
Guggenheim Manager, Inc.	DE	100%	by Guggenheim Capital, LLC
Guggenheim Merchant Manager, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Mortgage Capital, LLC	DE	80%	by Liberty Hampshire Holdings, LLC
Guggenheim Nicklaus Partners, LLC	DE	70%	by GC Parent Holdings, LLC
Guggenheim Opportunities Investors III, LLC	DE	80.98%	by Guggenheim Capital, LLC
Guggenheim Partners Advisory Company	SD	100%	by Guggenheim Partners, LLC
Guggenheim Partners Art Holdings, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Partners Covered Call Fund GP, L.L.C.	DE	99.5%	by Guggenheim Partners, LLC
Guggenheim Partners Covered Call Fund, L.P.	DE	0%	Managed by Guggenheim Partners Covered Call Fund GP, L.L.C.
Guggenheim Partners Europe Limited	IRL	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Partners India GP, LLC	DE	67%	by Guggenheim Partners India Holdings, LLC
Guggenheim Partners India Holdings, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Partners India Limited (Cayman)	CYM	100%	by Guggenheim Partners India Holdings, LLC
Guggenheim Partners India Management, LLC	DE	100%	by Guggenheim Partners India Holdings, LLC
Guggenheim Partners Investment Mgmt. Holdings, LLC	DE	99.5%	by Guggenheim Partners, LLC
Guggenheim Partners Investment Mgmt., LLC	DE	99.5%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Partners Latin America, Inc.	DE	16.67%	by GPBLK, Inc.
Guggenheim Partners London Premises Limited	UK	100%	by Guggenheim Capital, LLC
Guggenheim Partners Mauritius I, Ltd.	MUS	100%	by Guggenheim Partners India Limited (Cayman)
Guggenheim Partners Mauritius II, Ltd.	MUS	100%	by Guggenheim Partners Mauritius I, Ltd.

Name	Jurisdiction	Percent of Voting Securities Owned
Guggenheim Partners Opportunistic Investment Grade Securities Funds	CYM	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Partners, LLC	DE	100%	by Guggenheim Capital, LLC
Guggenheim Payroll Agent, LLC	DE	100%	by Guggenheim Capital, LLC
Guggenheim Plus GP LLC	DE	100%	by Guggenheim Real Estate LLC
Guggenheim Plus II GP, LLC	DE	100%	by Guggenheim Real Estate LLC
Guggenheim Plus II L.P.	DE	0%	Managed by Guggenheim Plus II GP, LLC
Guggenheim Plus L.P.	DE	0%	Managed by Guggenheim Plus GP LLC
Guggenheim Plus Leveraged LLC	DE	100%	by Guggenheim Plus L.P.
Guggenheim Plus Leveraged LLC	DE	100%	by Guggenheim Trust Company LLC
Guggenheim Plus Mezzanine Finance L.P.	DE	91%	by Guggenheim Plus L.P.
Guggenheim Plus Mezzanine Finance L.P.	DE	100%	by Guggenheim Trust Company LLC
Guggenheim Plus Mezzanine Finance L.P.	DE	0%	Managed by GRES GP LLC
Guggenheim PLUS Strategic Funding Member, Inc.	DE	100%	by Guggenheim Real Estate LLC
Guggenheim Plus Unleveraged LLC	DE	100%	by Guggenheim Trust Company LLC
Guggenheim Portfolio Mgmt. (India) Private Limited	IND	49.9%	by Guggenheim Partners Mauritius II, Ltd.
Guggenheim Premises I, LLC	DE	99.5%	by Guggenheim Capital, LLC
Guggenheim Private Debt Funds	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Private Family Network, LLC	DE	99.5%	by Guggenheim Partners, LLC
Guggenheim Proprietary Investor investment entities	CYM	100%	by GC Deferred Compensation Offshore, Ltd.
Guggenheim Real Estate Absolute Return Fund L.P.	DE	0%	Managed by GRES GP LLC
Guggenheim Real Estate International Fund L.P.	CYM	0%	Managed by GREI GP LLC
Guggenheim Real Estate Investment Trust	MA	100%	by Guggenheim Trust Company LLC
Guggenheim Real Estate LLC	DE	59.5%	by GPFT Holdco, LLC
Guggenheim Real Estate Partners L.P.	DE	94.94%	by GPFT Holdco, LLC
Guggenheim Real Estate Securities Fund L.P.	DE	0%	Managed by GRES GP LLC
Guggenheim Real Estate Services Inc.	DE	100%	by Guggenheim Real Estate LLC
Guggenheim Reinsurance Holdings, LLC	DE	100%	by GPBLK, Inc.
Guggenheim SBC Holdings, LLC	DE	0%	Managed by Guggenheim Knights of Security, LLC
Guggenheim Securities Holdings, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Securities, LLC	DE	100%	by Links Holdings LLC
Guggenheim Services, LLC	DE	99.5%	by Guggenheim Capital, LLC
Guggenheim Specialized Products, LLC	DE	100%	by Security Investors, LLC
Guggenheim Stella Multi-Strategy Fund, LP	DE	100%	by Guggenheim Strategic Fund Mgmt., LLC
Guggenheim Strategic Fund Management, LLC	DE	99.5%	by Guggenheim Partners, LLC
Guggenheim Strategy Funds	CYM	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Technology Ventures I, L.P.	DE	0%	Managed by GTVI Partners, LLC
Guggenheim Transparent Value, LLC	DE	63.84%	by GPFT Holdco, LLC
Guggenheim Treasury Services (Europe) Limited	GBR	100%	by Liberty Hampshire International Limited
Guggenheim Treasury Services Corporation (N.Y.)	DE	100%	by The Liberty Hampshire Company, LLC
Guggenheim Treasury Services, LLC	DE	100%	by Liberty Hampshire Holdings, LLC
Guggenheim Trust Assets, LLC	DE	100%	by Guggenheim Securities, LLC
Guggenheim Trust Company LLC	SD	99.5%	by Guggenheim Partners, LLC
Guggenheim Venture Partners, LLC	DE	100%	by GPFT Holdco, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Guggenheim VG, LLC	DE	100%	by Guggenheim Corporate Funding, LLC
Guggenheim Wealth Services, LLC	DE	100%	by GWM Holdco, LLC
Guggenheim-meZocliq Holdings, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim-Nicklaus Fund I, Ltd.	FL	89.5%	by Guggenheim Golf Properties Investor, LLC
GW Ocean, LLC	DE	50%	by Guggenheim Partners Investment Mgmt., LLC
GWM Holdco, LLC	DE	88.5%	by Guggenheim Partners, LLC
Heights 2, LLC d/b/a WSGEV Holdings, LP	DE	100%	by Compatriot Capital, Inc.
Herakles Investments, Inc.	DE	100%	by Consolidated Investment Services, Inc.
HHEP-DirecPath, LP	DE	25%	by Sammons Capital, Inc.
HHEP-Directional, LP	DE	27.96%	by Sammons Capital, Inc.
HHEP-Latrobe, LP	DE	24.87%	by Sammons Capital, Inc.
HHEP-Ocular	DE	24.8%	by Sammons Capital, Inc.
HHEP-SafeMed, LP	DE	20.9%	by Sammons Capital, Inc.
IDF investment entities	DE	100%	by Security Benefit Life Insurance Company
IDF investment entities	DE	100%	by EquiTrust Life Insurance Company
IDF investment entities	DE	100%	by Guggenheim Life and Annuity Company
IIP Bridge Funding, LLC	DE	100%	by GPFT Holdco, LLC
IIP Bridge Investors, LLC	DE	100%	by GPFT Holdco, LLC
Infrastructure India Plc	DE	100%	by Franklin Park (Cyprus) Limited
Ingersol investment entities	DE	100%	by Bateson Holdings, LLC
Internet Radio Funding, LLC	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
IPEX LLC	DE	100%	by Generation Financial Group, LLC
IPEX Services, LLC	DE	100%	by Generation Financial Group, LLC
Iron Hill CLO Limited	CYM	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Jasmine Asset Funding Limited	CYM	100%	by The Liberty Hampshire Company, LLC
Java Acquisition Company property holding entities	DE	100%	by Bismarck Real Estate Partners, Inc.
JLB BUILDERS LLC	TX	100%	by JLB Partners LLC
JLB Partners LLC	DE	30%	by Compatriot Capital, Inc.
JLB REALTY LLC	TX	100%	by JLB Partners LLC
JLB RESIDENTIAL LLC	TX	100%	by JLB Partners LLC
JLx3, LLC	DE	22.22%	by Guggenheim Partners, LLC
Jonquil Park Capital, LLC	DE	99.5%	by The Liberty Hampshire Company, LLC
KDC Holdings, LLC	DE	50%	by E2M/SRC Investment Company, LLC
Kemps Landing Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Kennecott Funding Ltd	CYM	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Kenwood investment entities	DE	100%	by Bateson Holdings, LLC
Kessler investment entities	DE	100%	by Crossfield Holdings, LLC
King Tech Holdings Ltd.	CYM	100%	by GGIC KTI Holdings, Ltd.
King Tech International, Ltd.	CYM	100%	by King Tech Holdings Ltd.
Kitts Hill Funding A, LLC	DE	100%	by AF V, LLC
Kitts Hill Funding B, LLC	DE	100%	by AF VI, LLC
Kitts Hill Funding C, LLC	DE	100%	by AF VII, LLC
KLD Funding, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Lavallette Insurance Agency, LLC	DE	100%	by EquiTrust Life Insurance Company
LBAR, LLC	NC	50%	by Briggs Equipment, Inc.
LCLF investment entities	DE	100%	by Corporate Funding V, LLC
Leading Apartments LLC	DE	100%	by Village Green Holding, LLC
Legacy (Cayman) Ltd.	CYM	100%	by Legacy Capital Company, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Legacy Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Lexington Parker (Cayman) Ltd.	CYM	100%	by Lexington Parker Capital Company, L.L.C.
Lexington Parker Capital Company, L.L.C.	DE	100%	by The Liberty Hampshire Company, LLC
Liberty Hampshire Holdings, LLC	DE	99.5%	by Guggenheim Capital, LLC
Liberty Hampshire International Limited	CYM	100%	by The Liberty Hampshire Company, LLC
Links Holdings LLC	DE	99.5%	by Guggenheim Partners, LLC
Links Holdings, Inc.	DE	100%	by Guggenheim Partners, LLC
Lionel Holdings, LLC	DE	0%	Managed by Guggenheim Corporate Funding, LLC
Longhorn Trail Ranch II, Ltd.	TX	40%	by Compatriot Capital, Inc.
LSFCA A, LLC	DE	100%	by AF V, LLC
LSFCA B, LLC	DE	100%	by AF VI, LLC
LSFCA C, LLC	DE	100%	by AF VII, LLC
Magma WCFF II Ltd	CYM	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Marbrook investment entities	DE	100%	by Fairbury Holdings, LLC
Mexcolift Servicios de Personnel S. de R.L. de C.V.	MEX	99%	by Controladora Briggs de Mexico S. de R.L. de C.V.
		1%	by Briggs Equipment Mexico, Inc.
MF Master Seed Co., LLC	DE	100%	by SBC Funding, LLC
MF Seed Co., LLC	DE	100%	by MF Master Seed Co., LLC
Midland National Life Insurance Company	IA	100%	by Sammons Financial Group, Inc.
Midland National Services Corporation, LLC	DE	100%	by Midland National Life Insurance Company
Minerva Funding LLC	DE	100%	by Guggenheim Life and Annuity Company
Minerva Holdings Ltd.	CYM	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Minerva Holdings, LLC	DE	0%	Managed by Guggenheim Corporate Funding, LLC
Minutemen Park Cayman Limited	CYM	0%	Managed by Guggenheim Partners, LLC
MNL Reinsurance Company	IA	100%	by Midland National Life Insurance Company
Montacargas Yale, de Mexico S.A. de C.V.	MEX	99%	by Briggs Equipment, Inc.
		1%	by Briggs Equipment Mexico, Inc.
Moore's Creek Capital Corporation	DE	100%	by The Liberty Hampshire Company, LLC
N318MM, LLC	KS	50%	by Security Benefit Corporation
Nominee Holding Company, LLC	DE	100%	by GPFT Holdco, LLC
North American Company for Life and Health Insurance	IA	100%	by Sammons Financial Group, Inc.
Note Funding, LLC	KS	100%	by Security Benefit Corporation
NZC Guggenheim Funds	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
NZCG Funding	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Optimus Funding Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Orpheus Funding, LLC	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Orpheus Holdings, LLC	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Otter, Inc.	OK	100%	by Sammons Power Development, Inc.
Paragon GBM Investco, LLC	DE	100%	by Paragon Life Insurance Company of Indiana
Paragon Life Insurance Company of Indiana	IN	100%	by PLIC Holdings, LLC
Parkington Holdings, LLC	NJ	100%	by PLIC Holdings, LLC
Parkway Mortgage, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Pathfinder Renewable Wind Energy, LLC	WY	35.29%	by Sammons Power Development, Inc.
Pelia Holdings, LLC	NJ	100%	by PLIC Holdings, LLC
Picton S.à r.l.	LUX	99.6%	by The Liberty Hampshire Company, LLC
Pilar Holdings, LLC	FL	88.36%	by GC Pilar Golf Investment, LLC
Pillar Financial, LLC	DE	0%	Managed by Links Holdings LLC
Pillar Financial, LLC	DE	24.24%	by Links Holdings LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Pillar Multifamily, LLC	DE	100%	by Pillar Financial, LLC
Platler Financial Holdings, LLC	NJ	100%	by PLIC Holdings, LLC
PLIC CRE Holdings, LLC	DE	100%	by Paragon Life Insurance Company of Indiana
PLIC Holdings, LLC	DE	100%	by Guggenheim Insurance Holdco, LLC
Poertner Holdco, LLC	NJ	100%	by PLIC Holdings, LLC
Prairie Trail investment entities	DE	100%	by Crossfield Holdings, LLC
Property Disposition, Inc.	DE	100%	by Sammons Financial Group, Inc.
Relationship Funding (Cayman) Ltd.	CYM	100%	by The Liberty Hampshire Company, LLC
Relationship Funding Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Retail Investors I, LLC	DE	49%	by Stonefire Investors, LLC
Retail Investors I, LLC	DE	51%	by Stonebridge Investors I, LLC
Retail Investors II, LLC	DE	0%	Managed by Stonebridge Investors II, LLC
Retail Investors II, LLC	DE	99.5%	by Stonefire Investors, LLC
Ridgefield Funding Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Rockwood investment entities	DE	100%	by Fairbury Holdings, LLC
RS Income Joint Venture	TX	50%	by Sammons Income Properties, Inc.
Rydex Fund Services, LLC	KS	100%	by Rydex Holdings, LLC
Rydex Holdings, LLC	KS	100%	by Security Benefit Asset Mgmt. Holdings, LLC
Saganaw Insurance Agency, LLC	DE	100%	by Guggenheim Life and Annuity Company
SAGE Assets, Inc.	DE	100%	by Sammons Equity Alliance, Inc.
Sammons BW, Inc.	DE	100%	by Sammons Distribution Holdings, Inc.
Sammons Capital, Inc.	DE	100%	by Sammons Equity Alliance, Inc.
Sammons Corporation	DE	100%	by Consolidated Investment Services, Inc.
Sammons Distribution Holdings, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Sammons Equity Alliance, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Sammons Financial Group, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Sammons Financial Network, LLC	DE	100%	by Sammons Securities, Inc.
Sammons Income Properties, Inc.	DE	100%	by Compatriot Capital, Inc.
Sammons Power Development, Inc.	DE	100%	by Sammons Equity Alliance, Inc.
Sammons Retirement Solutions, Inc.	DE	100%	by Sammons Financial Group, Inc.
Sammons Securities Company, LLC	DE	67.22%	by Sammons Securities, Inc.
Sammons Securities, Inc.	DE	100%	by Sammons Financial Group, Inc.
Sands Point Funding Ltd	CYM	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Sandy Point Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Saratoga Springs Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
SB Private Investments, LLC	DE	100%	by Guggenheim SBC Holdings, LLC
SB property holding entities	DE	100%	by Retail Investors I, LLC
SB property holding entities	DE	100%	by Retail Investors I, LLC
SB property holding entities	DE	100%	by Retail Investors II, LLC
SBC Funding, LLC	KS	100%	by Security Benefit Corporation
SBTCL Funding, LLC	DE	100%	by Corporate Funding IV, LLC
SBTree, Inc.	DE	100%	by Guggenheim Partners, LLC
se2, inc.	KS	100%	by Security Benefit Corporation
SecBen GBM Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Security Benefit Academy, Inc.	KS	100%	by Security Benefit Corporation
Security Benefit Asset Mgmt. Holdings, LLC	KS	100%	by GPFT Holdco, LLC
Security Benefit Corporation	KS	100%	by Guggenheim SBC Holdings, LLC
Security Benefit Life Insurance Company	KS	100%	by Security Benefit Corporation
Security Distributors, Inc.	KS	100%	by Security Benefit Life Insurance Company

Name	Jurisdiction	Percent of Voting Securities Owned
Security Financial Resources, Inc.	KS	100%	by Security Benefit Corporation
Security Investors, LLC	KS	100%	by Rydex Holdings, LLC
Sena Financial investment entities	DE	100%	by Crossfield Holdings, LLC
SFVII GP, LLC	DE	100%	by Guggenheim Fund Solutions, LLC
SIA Funding, LLC	DE	100%	by Saganaw Insurance Agency, LLC
Silver Ridge investment entities	DE	100%	by Fairbury Holdings, LLC
Ski Partners II, LLC	DE	32.75%	by Compatriot Capital, Inc.
Ski Partners, LLC	DE	32.73%	by Compatriot Capital, Inc.
SLF II-McCarty Investors II, LP	TX	69.5%	by Compatriot Capital, Inc.
SLF II-McCarty Investors, LP	TX	22.02%	by Compatriot Capital, Inc.
Solberg Reinsurance Company	IA	100%	by Midland National Life Insurance Company
Soo Line City Apartments, LLC	DE	90%	by Compatriot Capital, Inc.
		10%	by Village Green Holding, LLC
South Blacktree Agency, LLC	DE	100%	by SBTree, Inc.
SRI Ventures, LLC	DE	99%	by Compatriot Capital, Inc.
St. James Capital, LLC	DE	100%	by Pillar Financial, LLC
Stellar Funding Ltd	CYM	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
Stonebridge Investors I, LLC	DE	99.5%	by GC Parent Holdings, LLC
Stonebridge Investors II, LLC	DE	99.5%	by GC Parent Holdings, LLC
Stonefire Investors, LLC	DE	100%	by Guggenheim Life and Annuity Company
Stony Point Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
TEK Financial, LLC	DE	99.5%	by Guggenheim Partners, LLC
Terrabyte Development, LLC	DE	100%	by Bismarck Real Estate Partners, Inc.
The Grove Park Inn Resort, Inc.	DE	100%	by Consolidated Investment Services, Inc.
The Liberty Hampshire Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
The Liberty Hampshire Company, LLC	DE	100%	by Liberty Hampshire Holdings, LLC
The Property and Casualty Reinsurance Company of Bermuda Ltd.	BMU	100%	by Guggenheim Reinsurance Holdings, LLC
theAudience, Inc.	DE	0%	Managed by SBC Funding, LLC
Thomas Weisel India Opportunity Fund, LP	DE	0%	Managed by Guggenheim Partners India GP, LLC
Ticknor Corner Holdings LLC	DE	100%	by Minerva Holdings, LLC
Ticknor Corner LLC	DE	100%	by Ticknor Corner Holdings LLC
Tocqueville Capital Company B.V.	DE	100%	by The Liberty Hampshire Company, LLC
Toledo-MNG, LLC	DE	90.57%	by GC Pilar Golf Investment, LLC
Toledo-SLS, LLC	DE	90.57%	by GC Pilar Golf Investment, LLC
Transparent Value Advisors, L.L.C.	DE	100%	by Transparent Value, L.L.C.
Transparent Value Private Limited	IND	99.97%	by Transparent Value, L.L.C.
Transparent Value, L.L.C.	DE	100%	by Guggenheim Transparent Value, LLC
Trigger Investco, LLC	DE	0%	Managed by Guggenheim Partners Investment Mgmt., LLC
UBSFC, LLC	DE	100%	by The Liberty Hampshire Company, LLC
UQ 720 Partners, LP	DE	95%	by Compatriot Capital, Inc.
Valcour Bay Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Village Green Communications LLC	DE	100%	by Village Green Holding, LLC
Village Green Construction LLC	DE	100%	by Village Green Holding, LLC
Village Green Development Holding LLC	DE	100%	by Village Green Holding, LLC
Village Green Holding, LLC	DE	50%	by Compatriot Capital, Inc.
Village Green Management Company LLC	DE	100%	by Village Green Holding, LLC
Washburn investment entities	DE	100%	by Crossfield Holdings, LLC
White Plains Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Whitestone Houston Land, Ltd.	DE	29.4%	by Heights 2, LLC d/b/a WSGEV Holdings, LP
Wind Investors I, LLC	DE	100%	by GFP Wind Holdings, LLC
XONM 2012, Inc.	DE	100%	by XONM LLC
XONM Capital LLC	DE	100%	by XONM LLC
XONM Funding LLC	DE	100%	by XONM Capital LLC
XONM LLC	DE	99.97%	by Guggenheim Mortgage Capital, LLC

SBL is also the depositor of the following separate accounts:  SBL Variable Annuity Accounts I, III, IV and XI, SBL Variable Universal Life Insurance Account, Security Varilife Separate Account (Varilife and Security Elite Benefit), Variflex Separate Account (Variflex and Variflex ES), SBL Variable Annuity Account VIII (Variflex Extra Credit and Variflex Signature), SBL Variable Annuity Account XIV (AdvanceDesigns, AdvisorDesigns, AEA Valuebuilder, EliteDesigns, NEA Valuebuilder, NEA Valuebuilder Retirement Income Director, SecureDesigns and Security Benefit Advisor), SBL Variable Annuity Account XVII (ClassicStrategies and ThirdFed), T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account.  As depositor of the separate accounts, SBL might be deemed to control them.  In addition, certain of the separate accounts invest in shares of SBL Fund, a “series” type mutual fund registered under the Investment Company Act of 1940.  An affiliate of SBL serves as investment advisor to SBL Fund.  The purchasers of SBL’s variable annuity and variable life contracts investing in SBL Fund will have the opportunity to instruct SBL with respect to the voting of shares of SBL Fund held by the separate accounts as to certain matters.  Subject to such voting instructions, SBL might be deemed to control SBL Fund.

Item 27.                 Number of Contract Owners

As of February 28, 2013 there were 2,364 owners of the Qualified Contracts and 1,986 owners of the Non-Qualified Contracts issued under SBL Variable Annuity Account VIII.

Item 28.                 Indemnification

The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person’s capacity as director or officer.

The Articles of Incorporation include the following provision:

(a)  No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit.  If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

(b)  Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.                 Principal Underwriter

(a)(1)	Security Distributors, Inc. (“SDI”), a subsidiary of SBL, acts as principal underwriter for:

SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
Variable Annuity Account VIII (Variflex Extra Credit)
Variable Annuity Account VIII (Variflex LS)
Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (ClassicStrategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)

(a)(2)	SDI acts as principal underwriter for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”):

Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)

(a)(3)	SDI acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

Nationwide Multi-Flex Variable Account
Nationwide Variable Account 9

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Michael K. Reidy	President and Chairman of the Board
	Kurt E. Auleta	Vice President, Sales Operations and Director
	Paula K. Dell	Vice President
	Ken M. DiFrancesca	Vice President, Bank Markets and Director
	James J. Kiley	Vice President, Education Markets
	Yolande C. Nichols	Chief Compliance Officer
	James R. Schmank	Vice President
	Christopher D. Swickard	Vice President, Secretary, and Director
	Mark W. Turner	Vice President, Education Markets
	Kevin M. Watt	Vice President
	Donald A. Wiley	Vice President
	Ryan W. Johnson	Vice President
	Lorette F. Ziegler	Treasurer
	Carmen R. Hill	Second Vice President and Assistant Secretary
	Kenneth J. Rathke	Assistant Vice President
*For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001.

(c)	(1)	(2)	(3)	(4)	(5)
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, Inc.	$1,136,0401	$32,2602	$0	N/A

*   SBL pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by SBL to support SDI’s ongoing operations
1   SBL pays commissions to selling broker-dealers through SDI.  This is the amount paid to SDI in connection with all Contracts sold through the Separate Account.  SDI passes through to the selling broker-dealers all such amounts.
2   A contingent deferred sales charge may be assessed on a full or partial withdrawal from the Contract.  This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the Separate Account, all of which is passed through to SBL.

Item 30.                 Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31.                 Management Services

All management contracts are discussed in Part A or Part B.

Item 32.                 Undertakings

(a)
Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

(b)	Registrant undertakes that it will include as part of the Variflex LS contract application a space that an applicant can check to request a Statement of Additional Information.

(c)
Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

(d)
SBL, sponsor of the unit investment trust, SBL Variable Annuity Account VIII, hereby represents that it is relying upon the American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) at paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

(e)
Security Benefit Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Security Benefit Life Insurance Company.

(f)
Security Benefit Life Insurance Company represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and that it has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 26th day of April 2013.

Security Benefit Life Insurance Company (The Depositor) SBL Variable Annuity Account VIII (The Registrant)
By:	/s/ MICHAEL P. KILEY
Michael P. Kiley, Chief Executive Officer and Director

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 26, 2013.

SIGNATURES AND TITLES

By:	/s/ MICHAEL P. KILEY
Michael P. Kiley, Chief Executive Officer and Director
By:	*
John F. Frye, Senior Vice President, Chief Financial Officer (and chief accounting officer), Chief Investment Officer, Treasurer, and Director
By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary, and Director
By:	*
Roger S. Offenmann, Senior Vice President, Chief Actuary and Director
By:	*
Douglas G. Wolff, President and Director
*By:	/s/ CHRIS SWICKARD
Chris Swickard, as Attorney-in-Fact

EXHIBIT INDEX

(10)(a) Consent of Independent Registered Public Accounting Firm
       (b) Consent of Counsel